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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2013 through August 31, 2014


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                      Pioneer Short Term
                      Income Fund

--------------------------------------------------------------------------------
                      Annual Report | August 31, 2014
--------------------------------------------------------------------------------

                      Ticker Symbols:

                      Class A    STABX
                      Class B    STBBX
                      Class C    PSHCX
                      Class C2   STIIX
                      Class Y    PSHYX

                      [LOGO] PIONEER
                             Inverstments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     10

Performance Update                                                           11

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         94

Notes to Financial Statements                                               103

Report of Independent Registered Public Accounting Firm                     113

Trustees, Officers and Service Providers                                    115

                      Pioneer Short Term Income Fund | Annual Report | 8/31/14 1

President's Letter

Dear Shareowner,

As we move into the final few months of 2014, we remain confident that U.S. economic growth remains sustainable, if moderately paced. The weather-related slowdown in the first quarter is behind us and labor market data continues to show steady improvement. The number of people filing initial unemployment claims is at the lowest level since the boom years of 2005-06, the number of job openings is at the highest level since 2001, and unemployment is down to just over 6%. Barring an external shock, we think it is likely that the domestic economic expansion will continue until the economy reaches full employment. Until then, remaining labor market slack and moderate capacity utilization offer the potential for continuing non-inflationary growth.

The global economic picture is somewhat less rosy, as the Russia/Ukraine conflict is exacting a toll on the European economy, Japan is working through the impact of a large tax increase, and the growth of China's investment-driven economy is slowing. On balance, though, we expect the global economy to continue to grow in the second half of 2014, further supporting the U.S. economy.

While our outlook is constructive, the risk of an adverse "external" shock, such as a military conflict, remains. While many such risks may already be "priced into" the market, we caution against complacency and believe investors should always be prepared for possible market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns.

2 Pioneer Short Term Income Fund | Annual Report | 8/31/14

On August 11, 2014, I joined Pioneer as the new President and CEO of Pioneer Investment Management USA, Inc. Since 1928, Pioneer's investment professionals have worked on behalf of our shareholders to find attractive investment opportunities, incorporating our proprietary research and prudent risk management techniques to construct our portfolios.

In my role, I will focus on preserving many of the rich qualities of our history, while maintaining balance with the demands of this ever-changing world in which we live.

We greatly appreciate your trust in us and we encourage you to seek investment guidance and advice from your financial advisor to discuss your goals and develop an overall investment plan or framework that addresses both your short- and long-term goals.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/14 3

Portfolio Management Discussion | 8/31/14

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance during the 12-month period ended August 31, 2014. Mr. Schlanger, a vice president and portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment Grade, senior vice president and a portfolio manager at Pioneer, are responsible for the day-today management of the Fund.

Q How would you describe the market environment for fixed-income investors during the 12-month period ended August 31, 2014?

A As we entered the period in September 2013, we had been witnessing a significant upward movement in market interest rates as investors reacted strongly to U.S. Federal Reserve (Fed) guidance that a "tapering" of its monthly bond purchases (known as quantitative easing, or QE) was in prospect. However, the overriding theme during the 12-month period was the market's adjustment to the proposed shift in Fed policy, which effectively occurred at the beginning of 2014 when the tapering of QE got underway.

    Over the first several months of the period, while there was a reasonable amount of rate volatility in response to the flow of U.S. economic data, the overall trend went mostly sideways. Markets seemed reassured that, with the ascension of Janet Yellen to Fed Chair, the inevitable withdrawal of Fed support from the economy would remain measured. Sentiment was also supported by a change in the tone in Washington with regard to negotiations over the U.S. budget, although actual progress on fiscal policy remained subject to legislative gridlock.

    In early 2014, there were renewed concerns about domestic economic growth based on a number of soft data releases relating to key areas of the economy, such as housing and retail sales; this led to a decline in rates. There was speculation, however, that much of the economic weakness during the first quarter of 2014 was attributable to the unusually harsh winter, and that the markets would closely watch future data releases in search of confirmation of that thesis.

    As 2014 progressed, geopolitical factors increasingly came into focus, beginning with developments surrounding Russia's incursion into the Ukraine, which had the potential to put Europe and the U.S. at loggerheads with Russia. In the Middle East, the Israeli/Palestinian conflict reignited and ISIS stepped forward to wreak havoc in Syria and Iraq, raising, in addition to humanitarian concerns, the specter of a possible disruption in

4 Pioneer Short Term Income Fund | Annual Report | 8/31/14 the world's energy supplies. While fixed-income assets experienced short-term rate volatility against that backdrop, sentiment in the U.S. credit markets held firm due to reasonably good economic data and confidence that the Fed would not prematurely pull the rug out from under the economic recovery by raising the Federal funds rate prior to 2015.

    Throughout the 12-month period, the Fed continued to keep short-term rates near zero, even as it began to scale back its QE bond purchases. While longer-term interest rates surprised many investors by easing, short-term interest rates rose slightly during the full 12-month period between September 1, 2013, and August 31, 2014. To illustrate, the two-year Treasury yield rose by 15 basis points (bps), from 0.33% to 0.48%; the five-year yield rose from 1.62% to 1.63%; meanwhile, the 10-year yield declined by 43 bps, from 2.78% to 2.35%. Credit spreads generally narrowed over the 12 months, as income-oriented investors sought alternatives to Treasuries. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q   How did the Fund perform during the 12-month period ended August 31, 2014?

A The Fund's Class A shares returned 1.58% at net asset value during the 12-month period ended August 31, 2014, while the Fund's benchmark, the Barclays One- to Three-Year Government/Credit Index (the Barclays Index), returned 1.12%. During the same period, the average return of the 298 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 1.77%, and the average return of the 505 mutual funds in Morningstar's Short-Term Bond Funds category was 2.21%.

Q Could you review your principal investment strategies in managing the Fund's portfolio during the 12-month period ended August 31, 2014, and discuss how those strategies affected the Fund's performance?

A Our allocation of the portfolio's assets among the different fixed-income sectors was the largest positive contributor to the Fund's performance during the period. Throughout the period, we reduced the portfolio's exposure to U.S. Treasury issues, reflecting our view that Treasuries have not been valued attractively compared with credit-sensitive sectors. The decision to de-emphasize Treasuries aided the Fund's returns relative to the Barclays Index during the period, as the credit-sensitive sectors outperformed Treasuries. We also significantly trimmed the Fund's exposure to home equity loans, based on valuation concerns, and invested the proceeds in other credit-sensitive sectors.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/14 5

     Among individual sectors, the largest contributors to the Fund's benchmark-relative performance came from sectors not included in the Barclays Index; specifically, collateralized mortgage obligations (CMOs) and asset-backed securities (ABS), such as those backed by home equity loans, auto loans and credit card receivables. In particular, non-agency CMOs fared well during the period as mortgage rates were steady-to-lower, and mortgage prepayments remained muted. The Fund's overweight position in ABS relative to the benchmark has continued to benefit from strengthened sentiment in the credit markets as economic conditions and consumer balance sheets improve. The portfolio's exposure to so-called "catastrophe bonds," which are issued by insurers to spread out the risk of their having to pay claims in the event of a major disaster (floods, earthquakes, etc.), also aided the Fund's returns during the period. Investors were attracted to the yields available on catastrophe bonds as well as the bonds' low correlation to traditional credit risk. In addition, the Fund's holdings of commercial mortgage-backed securities (CMBS) contributed positively to results - despite the well-known challenges faced by brick-and-mortar retailers - as delinquency and foreclosure trends continued to strengthen with the economy. Finally, within the Fund's allocation to corporate bonds, an overweight to financials added value. The financials sector in general benefited during the period from strengthened business and consumer metrics, and from improving profit margins supported by a relatively steep yield curve.

    The Fund maintained a below-benchmark overall duration and corresponding interest-rate sensitivity throughout the period, which was a slight detractor from benchmark-relative returns in what was a generally benign rate environment. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The Fund's overall duration as of August 31, 2014 was 0.84 years, compared with 1.94 years for the Barclays Index benchmark.

Q What is your outlook for the fixed-income markets and how have you positioned the Fund in response?

A In executing the inevitable unwinding of the exceptional levels of accommodation it has provided, the Fed, we expect, will continue to factor in market reactions. The last thing the Fed wants to do is trigger a reversal in sentiment that sends long-term rates sharply higher and undermines the hard-fought gains of the last few years. There remains, however, a lot of room for interest rates to rise from current levels. In addition, we have a

6 Pioneer Short Term Income Fund | Annual Report | 8/31/14 constructive view of the outlook for continued U.S. economic growth, especially as state and local governments gradually return to more normal levels of hiring.

    Given our view, we are comfortable with maintaining an overall portfolio duration and interest-rate sensitivity that is below that of the Barclays Index benchmark. As of period end, more than half of the portfolio's invested assets were held in floating-rate securities as a measure of protection in the event the market begins to price in a sooner-than-expected increase in the Federal funds rate (short-term rates). At the same time, the Fund has exposure to issues with maturities in the three- to five-year range, which provide meaningful incremental income given what is a relatively steep yield curve.

    We will continue to closely monitor the relative valuations of the spread sectors compared with Treasuries as we determine the Fund's future allocation strategy. While we have scaled back the portfolio's exposure to Treasuries, we have been focusing on investing in higher-quality issues within the credit sectors, given the recent tightening of spreads. We view current fundamentals as continuing to be supportive of corporate issues. With credit spreads having narrowed, however, we view the valuations of corporate bonds as a neutral factor overall, and we are being selective in adding portfolio exposure in that area of the market.

    We believe that opportunities to add to the Fund's benchmark-relative performance over the near-to-intermediate term are more likely to be driven by individual security selection rather than by adding credit risk in the portfolio.

    We believe the portfolio is well positioned for the eventual removal of Fed accommodation, as we feel the large percentage of assets allocated to floating-rate securities should be preferred as rates rise. We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value at the level of individual security selection. As always, we will seek to provide a high level of current income to shareholders, while limiting the effects of interest-rate changes on the Fund's share price.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/14 7

Please refer to the Schedule of Investments on pages 18-93 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is not a guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

8 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Portfolio Summary | 8/31/14

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                       39.9%
U.S. Corporate Bonds                                                      22.0%
Asset Backed Securities                                                   16.4%
International Corporate Bonds                                              8.9%
U.S. Government Securities                                                 6.5%
Senior Secured Loans                                                       4.5%
Municipal Bonds                                                            0.7%
Temporary Cash Investment                                                  0.6%
International Preferred Stocks                                             0.5%

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                       22.2%
AA                                                                        22.3%
A                                                                         23.6%
BBB                                                                       16.2%
BB                                                                         7.4%
B                                                                          2.8%
CCC                                                                        0.4%
Not Rated                                                                  5.1%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

  1.  U.S. Treasury Notes, 0.375%, 2/15/16                                 1.36%
--------------------------------------------------------------------------------
  2.  U.S. Treasury Notes, 0.25%, 7/15/15                                  1.11
--------------------------------------------------------------------------------
  3.  U.S. Treasury Notes, 1.5%, 8/31/18                                   0.48
--------------------------------------------------------------------------------
  4.  Fannie Mae Grantor Trust 2001-T1, Floating Rate Note, 10/25/25       0.44
--------------------------------------------------------------------------------
  5.  Government National Mortgage Association REMICS, 4.0%, 9/20/37       0.42
--------------------------------------------------------------------------------
  6.  Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)                      0.42
--------------------------------------------------------------------------------
  7.  Government National Mortgage Association REMICS, 2.0%, 1/16/46       0.40
--------------------------------------------------------------------------------
  8.  Santander Holdings USA, Inc., Pennsylvania, 3.0%, 9/24/15            0.40
--------------------------------------------------------------------------------
  9.  LB-UBS Commercial Mortgage Trust 2005-C7 REMICS, Floating Rate
      Note, 11/15/30 (144A)                                                0.34
--------------------------------------------------------------------------------
 10. NorthStar Realty Finance Corp., 3.0%, 9/30/14                         0.32
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Short Term Income Fund | Annual Report | 8/31/14 9

Prices and Distributions | 8/31/14

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                   8/31/14                8/31/13
--------------------------------------------------------------------------------
            A                      $9.66                  $9.66
--------------------------------------------------------------------------------
            B                      $9.66                  $9.65
--------------------------------------------------------------------------------
            C                      $9.65                  $9.65
--------------------------------------------------------------------------------
            C2                     $9.65                  $9.65
--------------------------------------------------------------------------------
            Y                      $9.64                  $9.64
--------------------------------------------------------------------------------

Distributions per Share: 9/1/13-8/31/14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment         Short-Term           Long-Term
          Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
            A             $0.1520             $  --                $  --
--------------------------------------------------------------------------------
            B             $0.0529             $  --                $  --
--------------------------------------------------------------------------------
            C             $0.1259             $  --                $  --
--------------------------------------------------------------------------------
            C2            $0.1319             $  --                $  --
--------------------------------------------------------------------------------
            Y             $0.1766             $  --                $  --
--------------------------------------------------------------------------------

The Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   One- to
              Net       Public     Three-Year
              Asset     Offering   Government
              Value     Price      Credit
Period        (NAV)     (POP)      Index
--------------------------------------------------------------------------------
10 Years      3.05%     2.78%      2.85%
5 Years       3.21      2.69       1.55
1 Year        1.58     -0.98       1.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
              Gross     Net
--------------------------------------------------------------------------------
              0.98%     0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Short-Term    Barclays One- to Three-Year
                        Income Fund           Government/Credit Index
8/31/2004               $  9,750              $ 10,000
8/31/2005               $  9,875              $ 10,139
8/31/2006               $ 10,110              $ 10,452
8/31/2007               $ 10,583              $ 11,018
8/31/2008               $ 10,814              $ 11,662
8/31/2009               $ 11,235              $ 12,265
8/31/2010               $ 12,043              $ 12,682
8/31/2011               $ 12,246              $ 12,902
8/31/2012               $ 12,736              $ 13,039
8/31/2013               $ 12,953              $ 13,097
8/31/2014               $ 13,158              $ 13,244

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 11

Performance Update | 8/31/14                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   One- to
                                   Three-Year
                                   Government
              If        If         Credit
Period        Held      Redeemed   Index
--------------------------------------------------------------------------------
10 Years      2.14%     2.14%      2.85%
5 Years       2.28      2.28       1.55
1 Year        0.65     -1.35       1.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
              Gross     Net
--------------------------------------------------------------------------------
              2.02%     1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Short-Term    Barclays One- to Three-Year
                        Income Fund           Government/Credit Index
8/31/2004               $ 10,000              $ 10,000
8/31/2005               $ 10,056              $ 10,139
8/31/2006               $ 10,212              $ 10,452
8/31/2007               $ 10,584              $ 11,018
8/31/2008               $ 10,706              $ 11,662
8/31/2009               $ 11,034              $ 12,265
8/31/2010               $ 11,735              $ 12,682
8/31/2011               $ 11,814              $ 12,902
8/31/2012               $ 12,177              $ 13,039
8/31/2013               $ 12,274              $ 13,097
8/31/2014               $ 12,354              $ 13,244

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Redeemed" results reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 2% and declines over three years.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   One- to
                                   Three-Year
                                   Government
              If        If         Credit
Period        Held      Redeemed   Index
--------------------------------------------------------------------------------
10 Years      2.29%     2.29%      2.85%
5 Years       2.55      2.55       1.55
1 Year        1.31      1.31       1.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
              Gross     Net
--------------------------------------------------------------------------------
              1.54%     1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Short-Term    Barclays One- to Three-Year
                        Income Fund           Government/Credit Index
8/31/2004               $ 10,000              $ 10,000
8/31/2005               $ 10,058              $ 10,139
8/31/2006               $ 10,206              $ 10,452
8/31/2007               $ 10,593              $ 11,018
8/31/2008               $ 10,725              $ 11,662
8/31/2009               $ 11,063              $ 12,265
8/31/2010               $ 11,762              $ 12,682
8/31/2011               $ 11,871              $ 12,902
8/31/2012               $ 12,248              $ 13,039
8/31/2013               $ 12,382              $ 13,097
8/31/2014               $ 12,544              $ 13,244

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 13

Performance Update | 8/31/14                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   One- to
                                   Three-Year
                                   Government
              If        If         Credit
Period        Held      Redeemed   Index
--------------------------------------------------------------------------------
10 Years      2.30%     2.30%      2.85%
5 Years       2.56      2.56       1.55
1 Year        1.37      1.37       1.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
              Gross     Net
--------------------------------------------------------------------------------
              1.51%     1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Short-Term    Barclays One- to Three-Year
                        Income Fund           Government/Credit Index
8/31/2004               $ 10,000              $ 10,000
8/31/2005               $ 10,058              $ 10,139
8/31/2006               $ 10,206              $ 10,452
8/31/2007               $ 10,593              $ 11,018
8/31/2008               $ 10,725              $ 11,662
8/31/2009               $ 11,063              $ 12,265
8/31/2010               $ 11,762              $ 12,682
8/31/2011               $ 11,871              $ 12,902
8/31/2012               $ 12,248              $ 13,039
8/31/2013               $ 12,382              $ 13,097
8/31/2014               $ 12,552              $ 13,244

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2015, for Class C2 shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Performance Update | 8/31/14                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of August 31, 2014)
--------------------------------------------------------------------------------
                                   Barclays
                                   One- to
                                   Three-Year
                                   Government
              If        If         Credit
Period        Held      Redeemed   Index
--------------------------------------------------------------------------------
10 Years      3.38%     3.38%      2.85%
5 Years       3.54      3.54       1.55
1 Year        1.84      1.84       1.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2013)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                        Pioneer Short-Term    Barclays One- to Three-Year
                        Income Fund           Government/Credit Index
8/31/2004               $ 5,000,000           $ 5,000,000
8/31/2005               $ 5,093,085           $ 5,069,379
8/31/2006               $ 5,232,321           $ 5,225,876
8/31/2007               $ 5,492,015           $ 5,509,033
8/31/2008               $ 5,626,710           $ 5,831,246
8/31/2009               $ 5,858,163           $ 6,132,629
8/31/2010               $ 6,305,769           $ 6,340,874
8/31/2011               $ 6,436,080           $ 6,450,991
8/31/2012               $ 6,709,196           $ 6,519,285
8/31/2013               $ 6,845,463           $ 6,548,523
8/31/2014               $ 6,971,699           $ 6,622,024

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C          C2         Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/14
--------------------------------------------------------------------------------
Ending Account            $1,005.15   $1,000.99  $1,004.76  $1,003.96  $1,006.32
Value (after expenses)
on 8/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    3.99   $    9.08  $    5.36  $    5.30  $    2.88
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.79%, 1.80%, 1.06%, 1.05% and 0.57% for classes A, B C, C2, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

16 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2014, through August 31, 2014.

--------------------------------------------------------------------------------
Share Class                   A           B          C         C2          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 3/1/14
--------------------------------------------------------------------------------
Ending Account            $1,021.22   $1,016.13  $1,019.86  $1,019.91  $1,022.33
Value (after expenses)
on 8/31/14
--------------------------------------------------------------------------------
Expenses Paid             $    4.02   $    9.15  $    5.40  $    5.35  $    2.91
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.79%, 1.80%, 1.06%, 1.05% and 0.57% for classes A, B C, C2, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365, (to reflect the one-half year period).

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 17

Schedule of Investments | 8/31/14

--------------------------------------------------------------------------------------------------
Shares                                                                                Value
--------------------------------------------------------------------------------------------------
                                           PREFERRED STOCKS -- 0.2%
                                           INSURANCE -- 0.2%
                                           Reinsurance -- 0.2%
      84,180         0.00          NR/NR   Altair Re, Floating Rate Note,
                                           4/30/16 (Cat Bond)                         $     17,989
     350,000         0.00          NR/NR   Altair Re, Floating Rate Note,
                                           6/30/16 (Cat Bond)                              366,450
     250,000         0.00          NR/NR   Kane SAC, Ltd., Floating Rate Note              256,200
     700,000                       NR/NR   Pangaea Re, 7/1/18 (Cat Bond) (d)               720,020
                                                                                      ------------
                                                                                      $  1,360,659
                                                                                      ------------
                                           Total Insurance                            $  1,360,659
--------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $1,382,955)                          $  1,360,659
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)
--------------------------------------------------------------------------------------------------
                                           ASSET BACKED
                                           SECURITIES -- 16.5%
                                           MATERIALS -- 0.0%+
                                           Precious Metals & Minerals -- 0.0%+
     242,690         5.41         AAA/A1   Origen Manufactured Housing Contract
                                           Trust 2005-A, Floating Rate Note,
                                           6/15/36                                    $    250,012
                                                                                      ------------
                                           Total Materials                            $    250,012
--------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.0%+
                                           Trading Companies &
                                           Distributors -- 0.0%+
      54,052                     AAA/Aaa   CNH Equipment Trust 2012-C, 0.57%,
                                           12/15/17                                   $     54,093
                                                                                      ------------
                                           Total Capital Goods                        $     54,093
--------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Air Freight & Logistics -- 0.0%+
      51,150                      NR/Aaa   GE Equipment Transportation LLC
                                           Series 2013-1, 0.5%, 11/24/15              $     51,154
--------------------------------------------------------------------------------------------------
                                           Trucking -- 0.0%+
     300,000         0.56         NR/Aaa   Hertz Fleet Lease Funding LP, Floating
                                           Rate Note, 4/10/28 (144A)                  $    300,129
--------------------------------------------------------------------------------------------------
                                           Marine Ports & Services -- 0.1%
     555,825                        A/NR   Global Container Assets 2013-1, Ltd.,
                                           2.2%, 11/5/28 (144A)                       $    562,392
                                                                                      ------------
                                           Total Transportation                       $    913,675
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.2%
                                           Hotels, Resorts & Cruise Lines -- 0.2%
     138,492                        A/NR   Westgate Resorts 2012-2 LLC, 3.0%,
                                           1/21/25 (144A)                             $    139,661
     920,273                       NR/NR   Westgate Resorts 2012-A LLC, 2.25%,
                                           8/20/25 (144A)                                  921,711
     248,906                       NR/NR   Westgate Resorts 2012-A LLC, 3.75%,
                                           8/20/25 (144A)                                  251,282
     120,055                        A/NR   Westgate Resorts LLC, 2.5%, 3/20/25
                                           (144A)                                          120,692
                                                                                      ------------
                                                                                      $  1,433,346
                                                                                      ------------
                                           Total Consumer Services                    $  1,433,346
--------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.1%
                                           Automotive Retail -- 0.1%
     308,829                      AAA/NR   CarMax Auto Owner Trust 2012-1,
                                           0.89%, 9/15/16                             $    309,399
                                                                                      ------------
                                           Total Retailing                            $    309,399
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT &
                                           SERVICES -- 0.0%+
                                           Health Care Distributors -- 0.0%+
     245,217         3.08         BBB/NR   Drug Royalty II LP 2, Floating Rate
                                           Note, 7/15/23 (144A)                       $    246,516
                                                                                      ------------
                                           Total Health Care Equipment
                                           & Services                                 $    246,516
--------------------------------------------------------------------------------------------------
                                           BANKS -- 10.7%
                                           Thrifts & Mortgage Finance -- 10.7%
     240,000         0.56         CCC/A3   Accredited Mortgage Loan Trust
                                           2005-2, Floating Rate Note, 7/25/35        $    231,447
      63,989         6.50       BB+/Baa2   ACE Securities Corp., Manufactured
                                           Housing Trust Series 2003-MH1,
                                           Floating Rate Note, 8/15/30 (144A)               64,007
     275,194         0.42       BB+/Baa3   Aegis Asset Backed Securities Trust
                                           2005-5, Floating Rate Note, 12/25/35            271,096
     526,252         0.88        AAA/Aaa   Aegis Asset Backed Securities Trust
                                           Mortgage Pass- Through Certificates
                                           Series 2004-3, Floating Rate Note,
                                           9/25/34                                         515,896
     171,341         1.25        AAA/Aaa   Aegis Asset Backed Securities Trust
                                           Mortgage Pass- Through Certificates
                                           Series 2004-3, Floating Rate Note,
                                           9/25/34                                         169,095
     133,678         0.52          A+/A3   Aegis Asset Backed Securities Trust
                                           Mortgage Pass-Through Certificates
                                           Series 2005-4, Floating Rate Note,
                                           10/25/35                                        131,361

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 19

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     700,494         0.48          A+/A1   Ameriquest Mortgage Securities, Inc.,
                                           Asset Backed Pass-Through Certificates
                                           Series 2005-R11, Floating Rate
                                           Note, 1/25/36                              $    687,113
      96,932         3.90         A/Baa1   Ameriquest Mortgage Securities, Inc.,
                                           Asset-Backed Pass-Through Certificates
                                           Series 03-AR3, Floating Rate
                                           Note, 6/25/33                                    99,938
     678,943         0.90         AA+/A2   Ameriquest Mortgage Securities, Inc.,
                                           Asset-Backed Pass-Through Certificates
                                           Series 2003-11, Floating Rate
                                           Note, 12/25/33                                  656,261
     342,710         0.60         AA+/A3   Ameriquest Mortgage Securities, Inc.,
                                           Asset-Backed Pass-Through Certificates
                                           Series 2005-R1, Floating Rate
                                           Note, 3/25/35                                   339,100
      29,112         0.36        AA+/Aaa   Ameriquest Mortgage Securities, Inc.,
                                           Asset-Backed Pass-Through Certificates
                                           Series 2005-R6, Floating Rate
                                           Note, 8/25/35                                    28,972
     517,142                      A+/Aaa   Ameriquest Mortgage Securities, Inc.,
                                           Asset-Backed Pass-Through Certificates
                                           Series 2005-R9, 4.627277%,
                                           11/25/35 (Step)                                 514,734
     202,401         0.71       BBB+/Aaa   AMRESCO Residential Securities Corp.,
                                           Mortgage Loan Trust 1997-3, Floating
                                           Rate Note, 9/25/27                              193,708
     185,496         0.70         AAA/NR   ARI Fleet Lease Trust 2012-A, Floating
                                           Rate Note, 3/15/20 (144A)                       185,535
     580,925                      AAA/NR   ARI Fleet Lease Trust 2013-A, 0.7%,
                                           12/15/15 (144A)                                 581,247
     717,250         3.68           A/A3   Asset Backed Securities Corp., Home
                                           Equity Loan Trust Series 2003-HE1,
                                           Floating Rate Note, 1/15/33                     729,837
     506,369         0.88        AA+/Aaa   Asset Backed Securities Corp., Home
                                           Equity Loan Trust Series 2004-HE6,
                                           Floating Rate Note, 9/25/34                     501,043
     130,666         0.86      BBB+/Baa3   Asset Backed Securities Corp., Home
                                           Equity Loan Trust Series 2005-HE3,
                                           Floating Rate Note, 4/25/35                     128,834
      62,997         0.36         BB/Ba1   Asset Backed Securities Corp., Home
                                           Equity Loan Trust Series AEG
                                           2006-HE1, Floating Rate Note,
                                           1/25/36                                          60,046
     500,000         0.50        AAA/Aaa   Barclays Dryrock Issuance Trust,
                                           Floating Rate Note, 3/16/20                     500,000
     128,532         0.78        AAA/Aaa   Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 5/28/44                     128,163

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     244,870         4.91         AA+/NR   Bayview Financial Asset Trust 2003-A,
                                           Floating Rate Note, 2/25/33 (144A)         $    247,549
     750,000         0.66        A+/Baa1   Bayview Financial Mortgage
                                           Pass-Through Trust 2005-C, Floating
                                           Rate Note, 6/28/44                              724,618
     151,869         0.51        AAA/Aaa   Bayview Financial Mortgage
                                           Pass-Through Trust 2006-A, Floating
                                           Rate Note, 2/28/41                              151,327
     330,230         0.46         AA+/A1   Bayview Financial Mortgage
                                           Pass-Through Trust 2006-B, Floating
                                           Rate Note, 4/28/36                              320,127
      46,272         0.43         AA+/A1   Bayview Financial Mortgage
                                           Pass-Through Trust 2006-B, Floating
                                           Rate Note, 4/28/36                               44,836
     425,000         0.61         AA/Aa2   Bayview Financial Mortgage
                                           Pass-Through Trust Series 2005-B,
                                           Floating Rate Note, 4/28/39                     419,594
     465,000                       NR/NR   Bayview Opportunity Master Fund
                                           Trust IIIa 2014-12RPL, 3.6225%,
                                           7/28/19 (Step) (144A)                           465,683
      89,244                       NR/A1   BCMSC Trust 1998-A, 6.65%, 4/15/28               89,921
     595,086         0.66         A+/Ba1   Bear Stearns Asset Backed Securities I
                                           Trust 2005-FR1, Floating Rate Note,
                                           6/25/35                                         585,105
      48,864         0.88         AA+/A3   Bear Stearns Asset Backed Securities I
                                           Trust 2005-HE6, Floating Rate Note,
                                           6/25/35                                          48,837
      20,610         0.66         AA+/NR   Bear Stearns Asset Backed Securities I
                                           Trust 2005-HE8, Floating Rate Note,
                                           8/25/35                                          20,600
     288,841         4.54        AA+/Ba2   Bear Stearns Asset Backed Securities
                                           Trust 2003-SD2, Floating Rate Note,
                                           6/25/43                                         288,688
      75,023         1.36         AAA/NR   Bear Stearns Asset Backed Securities
                                           Trust 2004-2, Floating Rate Note,
                                           8/25/34                                          75,320
     239,166         0.64         AA-/NR   Bear Stearns Asset Backed Securities
                                           Trust 2006-SD2, Floating Rate Note,
                                           6/25/36                                         235,093
     328,215         0.90         AAA/A3   Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 2/25/35              327,664
     242,881         1.16         BBB/A1   Bear Stearns Structured Products Trust
                                           2007-EMX1, Floating Rate Note,
                                           3/25/37 (144A)                                  237,731
       7,590                       NR/NR   Bush Truck Leasing LLC, 5.0%,
                                           9/25/18 (144A)                                    7,557
     114,373                       NR/NR   CAM Mortgage Trust 2014-1, 3.3515%,
                                           12/15/53 (Step) (144A)                          114,438

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 21

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     250,000         0.59        AAA/Aaa   Capital Auto Receivables Asset Trust
                                           2013-3, Floating Rate Note, 11/20/15       $    250,050
     540,000                        A/NR   CarMax Auto Owner Trust 2013-3,
                                           2.15%, 5/15/19                                  545,019
     381,037         0.89        AA/Baa3   Carrington Mortgage Loan Trust Series
                                           2005-NC1, Floating Rate Note,
                                           2/26/35                                         380,623
   1,126,271         0.34        BB+/Ba1   Carrington Mortgage Loan Trust Series
                                           2006-OPT1, Floating Rate Note,
                                           12/25/35                                      1,067,715
     419,023         0.78          AA/A2   CDC Mortgage Capital Trust 2002-HE1,
                                           Floating Rate Note, 1/25/33                     406,031
     742,758                       A+/A1   Centex Home Equity Loan Trust 2005-B,
                                           4.893%, 3/25/33 (Step)                          746,232
     138,075         0.70         AAA/A3   Chase Funding Trust Series 2003-3,
                                           Floating Rate Note, 4/25/33                     135,541
     209,467                    BBB+/Ba1   Chase Funding Trust Series 2003-6,
                                           4.277%, 11/27/34 (Step)                         211,800
     395,053         0.36         A/Baa1   Citigroup Mortgage Loan Trust
                                           2006-SHL1, Floating Rate Note,
                                           11/25/46 (144A)                                 381,171
      64,190         1.18       BBB-/Ba2   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 11/25/34                     59,345
     838,520         1.66         AAA/A3   Conseco Finance Home Equity Loan
                                           Trust 2002-C, Floating Rate Note,
                                           4/15/32                                         819,316
      47,194         0.52         AA+/A1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 1/25/36                      46,689
      65,665         0.34          B-/B2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 10/25/34                     63,050
     211,828         1.06        AAA/Aa3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 11/25/34                    210,106
     154,243         0.94        AAA/Aa3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 11/25/34                    152,793
      92,007         0.74         BBB/NR   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 11/25/35                     90,772
     346,796         5.07       BB+/Baa3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 12/25/35                    352,904
      50,378         5.15       BB+/Baa3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 2/25/33                      50,970
     384,528         1.06          A+/A3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 3/25/35                     381,069
     127,845         0.98          A+/A3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 5/25/35                     127,268
     150,268         0.60          A+/A3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/35                     150,182

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     525,976         0.70         AAA/NR   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 9/25/34 (144A)         $    499,925
     400,000                      AAA/NR   Credit Acceptance Auto Loan Trust
                                           2012-2, 1.52%, 3/16/20 (144A)                   401,328
     404,167                        A/NR   Cronos Containers Program, Ltd.,
                                           3.81%, 9/18/27 (144A)                           404,454
      45,566                       AA/NR   Direct Capital Funding V LLC, 1.673%,
                                           12/20/17 (144A)                                  45,589
     750,000                      BBB/NR   Direct Capital Funding V LLC, 4.83%,
                                           11/20/20 (144A)                                 763,563
     522,077         1.06        B-/Caa3   Ellington Loan Acquisition Trust 2007-1,
                                           Floating Rate Note, 5/26/37 (144A)              512,431
     347,809         0.62         AA+/A3   Encore Credit Receivables Trust 2005-3,
                                           Floating Rate Note, 10/25/35                    346,764
     390,204         0.90        AAA/Aaa   Equity One Mortgage Pass-Through Trust
                                           2003-1, Floating Rate Note, 8/25/33             383,626
     460,229         4.14        AAA/Aaa   Equity One Mortgage Pass-Through Trust
                                           2004-1, Floating Rate Note, 4/25/34             469,417
     486,710         4.62        AAA/Aa1   Equity One Mortgage Pass-Through Trust
                                           2004-2, Floating Rate Note, 7/25/34             495,841
     213,624         0.48         AA+/A1   Equity One Mortgage Pass-Through Trust
                                           2004-3, Floating Rate Note, 7/25/34             184,302
     362,029                       AA/NR   Exeter Automobile Receivables Trust
                                           2014-2, 1.06%, 8/15/18                          362,180
     198,316         0.46         NR/Aaa   FHLMC Structured Pass Through
                                           Securities, Floating Rate Note, 12/25/29        192,870
     131,073         1.24         BB+/B1   Fieldstone Mortgage Investment Trust
                                           Series 2005-1, Floating Rate Note,
                                           3/25/35                                         130,924
     324,716         1.66        BBB/Ba3   First Franklin Mortgage Loan Trust
                                           2002-FFA, Floating Rate Note, 9/25/32           315,345
     455,802         1.46          B+/B2   First Franklin Mortgage Loan Trust
                                           2003-FFC, Floating Rate Note, 11/25/32          435,456
     598,849         0.66        NR/Baa1   First Franklin Mortgage Loan Trust
                                           2005-FFH3, Floating Rate Note,
                                           9/25/35                                         589,306
      62,858                      AAA/NR   First Investors Auto Owner Trust 2012-2,
                                           1.47%, 5/15/18 (144A)                            63,094
      55,000                      AA+/NR   First Investors Auto Owner Trust 2013-1,
                                           1.81%, 10/15/18 (144A)                           55,443
     300,000                       AA/NR   First Investors Auto Owner Trust 2013-3,
                                           2.32%, 10/15/19 (144A)                          303,337
     600,000                      AAA/NR   First Investors Auto Owner Trust 2014-2,
                                           0.86%, 8/15/18 (144A)                           599,911
   1,354,134         0.56        AA+/Aa2   First NLC Trust 2005-2, Floating Rate
                                           Note, 9/25/35                                 1,345,593

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 23

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     750,000         0.50          NR/NR   Firstmac Mortgage Funding Trust Series
                                           1A-2014, Floating Rate Note, 6/26/15
                                           (144A)                                     $    749,768
     408,222         0.62          AA/A2   Flagstar Home Equity Loan Trust 2005-1,
                                           Floating Rate Note, 6/25/18 (144A)              402,247
     100,000                      NR/Aa1   Ford Credit Auto Owner Trust 2013-D,
                                           1.54%, 3/15/19                                  100,210
     200,000                      AA+/NR   Ford Credit Auto Owner Trust, 2.27%,
                                           1/15/17                                         203,996
   1,430,000         1.50          NR/A1   Freddie Mac Structured Agency Credit
                                           Risk Debt Notes, Floating Rate Note,
                                           8/25/24                                       1,431,225
     300,000                     AAA/Aaa   GE Capital Credit Card Master Note
                                           Trust, 1.03%, 1/15/18                           300,628
     143,089                      NR/Aaa   GE Equipment Small Ticket LLC Series
                                           2013-1, 0.73%, 1/25/16 (144A)                   143,300
     405,536                      NR/Aaa   GE Equipment Transportation LLC Series
                                           2013-2, 0.61%, 6/24/16                          405,910
     960,899                       NR/NR   GLC Trust 2013-1, 3.0%, 7/15/21
                                           (144A)                                          956,094
   1,417,739                       NR/NR   GMAT 2013-1 Trust, 3.9669%,
                                           8/25/53 (Step)                                1,422,189
     174,288         0.83          A+/NR   GreenPoint Mortgage Funding Trust
                                           2005-HE1, Floating Rate Note, 9/25/34           173,245
      15,459         0.60        A+/Baa3   GreenPoint Mortgage Funding Trust
                                           2005-HE4, Floating Rate Note, 7/25/30            15,380
     169,449         0.40          B+/B3   GSAA Home Equity Trust 2005-11,
                                           Floating Rate Note, 10/25/35                    168,773
     347,511         0.58       BBB+/Ba3   GSAA Trust, Floating Rate Note, 6/25/35         332,095
     340,694         0.88        AAA/Aaa   GSAMP Trust 2004-HE2, Floating Rate
                                           Note, 9/25/34                                   327,648
     127,865         0.90        AA+/Ba1   GSAMP Trust 2005-HE1, Floating Rate
                                           Note, 12/25/34                                  125,181
     512,125         0.46           A/NR   GSAMP Trust 2006-SEA1, Floating Rate
                                           Note, 5/25/36 (144A)                            506,130
     258,252         1.50      BBB+/Baa3   GSRPM Mortgage Loan Trust 2003-2,
                                           Floating Rate Note, 6/25/33                     248,222
     185,950         0.46         AA+/A3   GSRPM Mortgage Loan Trust 2006-1,
                                           Floating Rate Note, 3/25/35 (144A)              181,006
     195,894         0.46        A+/Baa1   GSRPM Mortgage Loan Trust 2006-2,
                                           Floating Rate Note, 9/25/36 (144A)              185,371
   1,250,000                      AAA/NR   HLSS Servicer Advance Receivables
                                           Trust, 1.2437%, 1/17/45                       1,251,125
   1,706,000                      AAA/NR   HLSS Servicer Advance Receivables
                                           Trust, 1.4953%, 1/16/46 (144A)                1,708,730
     250,000                       AA/NR   HLSS Servicer Advance Receivables
                                           Trust, 1.7436%, 1/16/46 (144A)                  249,525

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     350,000                      BBB/NR   HLSS Servicer Advance Receivables
                                           Trust, 4.94%, 10/15/45 (144A)              $    357,595
      23,467         0.82          AA/A1   Home Equity Asset Trust 2005-3,
                                           Floating Rate Note, 8/25/35                      23,436
      76,737         0.32         BB+/A2   Home Equity Asset Trust 2006-4,
                                           Floating Rate Note, 8/25/36                      75,196
     467,799         0.26       CCC/Baa2   Home Equity Asset Trust 2006-8,
                                           Floating Rate Note, 3/25/37                     460,111
     483,047         1.30         NR/Ba1   Home Equity Mortgage Trust 2005-2,
                                           Floating Rate Note, 7/25/35                     477,091
     285,538                      BB+/B1   Home Equity Mortgage Trust, 5.821%,
                                           4/25/35 (Step)                                  292,559
      99,307                     A+/Baa1   Home Loan Trust 2003-HI1, 5.77%,
                                           4/25/28 (Step)                                  102,570
     249,695         0.57        NR/Baa1   HomeBanc Mortgage Trust 2005-2,
                                           Floating Rate Note, 5/25/25                     247,881
     513,174         0.62        AAA/Aaa   Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 1/25/35                     510,112
     309,033                       NR/A2   Horizon Funding Trust 2013-1, 3.0%,
                                           5/15/18 (144A)                                  309,999
     972,267         0.40        AAA/Aa1   HSBC Home Equity Loan Trust USA
                                           2006-3, Floating Rate Note, 3/20/36             963,984
     500,000                      AA-/NR   Hyundai Auto Receivables Trust 2014-B,
                                           2.1%, 11/15/19                                  499,781
     600,000         1.76         NR/Aa2   Invitation Homes 2014-SFR2 Trust,
                                           Floating Rate Note, 9/18/31 (144A)              592,875
     140,672                     NR/Baa1   Irwin Home Equity Loan Trust 2005-1,
                                           5.32%, 6/25/35 (Step)                           138,292
     296,353         1.66          A+/A3   Irwin Whole Loan Home Equity Trust
                                           2003-C, Floating Rate Note, 6/25/28             293,521
     147,086         3.16         A/Baa2   Irwin Whole Loan Home Equity Trust
                                           2003-C, Floating Rate Note, 6/25/28             147,343
     213,332         4.66        BBB/Ba2   Irwin Whole Loan Home Equity Trust
                                           2003-D, Floating Rate Note, 11/25/28            212,003
      47,244         0.50          BB/A2   IXIS Real Estate Capital Trust 2005-HE4,
                                           Floating Rate Note, 2/25/36                      46,258
     219,674         0.30        BB/Baa3   JP Morgan Mortgage Acquisition Trust
                                           2006-ACC1, Floating Rate Note,
                                           5/25/36                                         215,952
     195,000                      NR/Aaa   Leaf Receivables Funding 8 LLC, 1.55%,
                                           11/15/17 (144A)                                 195,879
     311,966                      NR/Aa2   Leaf Receivables Funding 8 LLC, 2.67%,
                                           9/15/20 (144A)                                  313,657
     981,561         0.60         AAA/A2   Lehman ABS Manufactured Housing
                                           Contract Trust 2002-A, Floating Rate
                                           Note, 6/15/33                                   954,507

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 25

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     750,515         0.40         A+/Aa1   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           2/25/30 (144A)                             $    683,040
     517,880         2.40          A+/A3   Madison Avenue Manufactured Housing
                                           Contract Trust 2002-A, Floating Rate
                                           Note, 3/25/32                                   517,589
     466,366                      BBB/NR   Marriott Vacation Club Owner Trust
                                           2012-1, 3.5%, 5/20/30 (144A)                    477,846
     628,336         0.62        AAA/Aa2   Morgan Stanley ABS Capital I Inc Trust
                                           2004-SD3, Floating Rate Note,
                                           6/25/34 (144A)                                  628,627
     293,354         0.89       AA-/Baa3   Morgan Stanley ABS Capital I Inc Trust
                                           2005-WMC5, Floating Rate Note,
                                           6/25/35                                         291,343
     389,040         0.78          AA/A3   Morgan Stanley ABS Capital I, Inc. Trust
                                           2005-NC2, Floating Rate Note, 3/25/35           384,467
     706,046         0.48        A+/Baa1   Morgan Stanley Home Equity Loan Trust
                                           2005-4, Floating Rate Note, 9/25/35             691,783
     252,417         0.66         AAA/NR   Motor 2013-1 Plc, Floating Rate Note,
                                           2/25/21 (144A)                                  253,169
     550,000                      AAA/NR   Nationstar Agency Advance Funding
                                           Trust 2013-T1A, 0.997%, 2/15/45
                                           (144A)                                          549,368
     334,713         0.86        AAA/Aaa   New Century Home Equity Loan Trust
                                           2005-1, Floating Rate Note, 3/25/35             334,786
     645,487         0.92       BBB-/Ba2   NovaStar Mortgage Funding Trust Series
                                           2003-1, Floating Rate Note, 5/25/33             601,769
     560,000         1.73       AA-/Baa1   NovaStar Mortgage Funding Trust Series
                                           2004-3, Floating Rate Note, 12/25/34            527,718
   1,457,000         1.80          AA/A1   NovaStar Mortgage Funding Trust Series
                                           2004-4, Floating Rate Note, 3/25/35           1,428,938
     144,710         1.24         AA/Aa3   NovaStar Mortgage Funding Trust Series
                                           2004-4, Floating Rate Note, 3/25/35             144,711
     455,787                       NR/NR   Oak Hill Advisors Residential Loan Trust
                                           2014-NPL1, 2.8828%, 5/25/54 (Step)
                                           (144A)                                          456,053
     555,796         0.42        AA+/Aa3   Option One Mortgage Loan Trust 2005-4
                                           Asset-Backed Certificates Series 2005-4,
                                           Floating Rate Note, 11/25/35                    547,043
     287,231         1.28        NR/Baa1   Option One Woodbridge Loan Trust
                                           2002-1, Floating Rate Note, 9/25/14
                                           (144A)                                          283,899
     311,348                       NR/NR   Orange Lake Timeshare Trust 2012-A,
                                           4.87%, 3/10/27 (144A)                           319,517
     252,229         5.91          AA/A3   Origen Manufactured Housing Contract
                                           Trust 2004-A, Floating Rate Note,
                                           1/15/35                                         266,824

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     392,727         5.46        AAA/Aa3   Origen Manufactured Housing Contract
                                           Trust 2004-B, Floating Rate Note,
                                           11/15/35                                   $    403,441
     838,864         1.28        A+/Baa1   Park Place Securities Inc., Asset-Backed
                                           Pass-Through Certificates Series
                                           2004-MHQ, Floating Rate Note,
                                           12/25/34                                        840,457
      96,926         1.08         AA+/A3   Park Place Securities, Inc., Asset-Backed
                                           Pass-Through Certificates Series
                                           2004-WCW2, Floating Rate Note,
                                           10/25/34                                         96,905
     607,349         0.52      BBB+/Baa2   Park Place Securities, Inc., Asset-Backed
                                           Pass-Through Certificates Series
                                           2005-WHQ4, Floating Rate Note,
                                           9/25/35                                         600,528
      20,451         0.90       AA+/Baa3   People's Choice Home Loan Securities
                                           Trust Series 2005-3, Floating Rate Note,
                                           8/25/35                                          20,402
     750,000         0.76        AAA/Aaa   PFS Financing Corp., Floating Rate Note,
                                           2/15/19 (144A)                                  751,324
     502,368                     BB-/Ba1   Popular ABS Mortgage Pass-Through
                                           Trust 2004-4, 4.83801%, 9/25/34
                                           (Step)                                          480,486
   1,000,000                       NR/NR   Progreso Receivables Funding I LLC,
                                           4.0%, 7/9/18 (144A)                           1,007,500
   1,055,420         0.82          AA/A1   Quest Trust REMICS, Floating Rate Note,
                                           3/25/34 (144A)                                1,027,769
     355,692         1.10          A+/A2   RAAC Series 2005-RP1 Trust, Floating
                                           Rate Note, 7/25/37 (144A)                       351,166
     241,967         0.80         AA/Aa2   RAAC Series 2005-RP2 Trust, Floating
                                           Rate Note, 6/25/35 (144A)                       242,284
     415,716         0.40         B/Baa2   RAAC Series 2006-RP2 Trust, Floating
                                           Rate Note, 2/25/37 (144A)                       410,163
     506,794         5.06       AA+/Baa3   RAMP Series 2003-RS9 Trust, Floating
                                           Rate Note, 10/25/33                             498,602
     289,779         1.08         AA+/A2   RAMP Series 2004-RS11 Trust, Floating
                                           Rate Note, 11/25/34                             285,639
       7,308         0.50          NR/A1   RAMP Series 2005-RS5 Trust, Floating
                                           Rate Note, 5/25/35                                7,302
     180,377         0.66         AA+/A1   RAMP Series 2005-RS6 Trust, Floating
                                           Rate Note, 6/25/35                              178,300
      10,731         0.64        AA+/Aa3   RASC Series 2005-EMX2 Trust, Floating
                                           Rate Note, 7/25/35                               10,709
      17,750         0.38        BBB+/A3   RASC Series 2006-KS1 Trust, Floating
                                           Rate Note, 4/25/35                               17,724
     157,779         2.40        NR/Baa3   RFSC Series 2004-RP1 Trust, Floating
                                           Rate Note, 11/25/42 (144A)                      156,984

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 27

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
   1,000,000                      AA/Aa1   Santander Drive Auto Receivables Trust
                                           2014-3, 1.45%, 5/15/19                     $    997,465
     379,859         0.70          AA/A3   SASCO Mortgage Loan Trust 2005-GEL1,
                                           Floating Rate Note, 12/25/34                    370,028
     179,174         0.72        AAA/Aa1   SASCO Mortgage Loan Trust 2005-GEL2,
                                           Floating Rate Note, 4/25/35                     176,640
     125,999         2.63         A+/Ba2   SASCO Mortgage Pass-Through
                                           Certificates Series 2004-S4, Floating
                                           Rate Note, 12/25/34                             125,897
     471,000         0.62          A+/A3   Saxon Asset Securities Trust 2005-3,
                                           Floating Rate Note, 11/25/35                    461,548
     518,836         0.38        AA+/Aa1   Saxon Asset Securities Trust 2005-4,
                                           Floating Rate Note, 11/25/37                    508,180
     452,044         0.50          A+/A2   SBI Home Equity Loan Trust 2006-1,
                                           Floating Rate Note, 8/25/36 (144A)              439,334
     750,000         2.20          NR/A2   Silver Bay Realty 2014-1 Trust, Floating
                                           Rate Note, 9/18/31 (144A)                       739,810
     500,000         0.59         NR/Aaa   SMART Trust/Australia, Floating Rate
                                           Note, 1/17/17                                   500,591
     750,000         0.46         NR/Aaa   SMART Trust/Australia, Floating Rate
                                           Note, 8/15/16                                   750,045
      93,289                      AAA/NR   SNAAC Auto Receivables Trust 2013-1,
                                           1.14%, 7/16/18 (144A)                            93,395
     460,000                      AA+/NR   SNAAC Auto Receivables Trust, 4.38%,
                                           6/15/17 (144A)                                  465,065
      96,109         0.94        AA/Baa3   Soundview Home Loan Trust 2005-3,
                                           Floating Rate Note, 6/25/35                      95,164
     232,015         0.42         BB+/NR   Soundview Home Loan Trust 2005-OPT4,
                                           Floating Rate Note, 12/25/35                    227,784
     790,207         0.46       BBB+/Ba2   Specialty Underwriting & Residential
                                           Finance Trust Series 2006-BC1, Floating
                                           Rate Note, 12/25/36                             760,871
   1,200,000                        A/NR   Springleaf Funding Trust 2013-A, 2.58%,
                                           9/15/21 (144A)                                1,208,798
   1,000,000                        A/NR   Springleaf Funding Trust 2014-A, 2.41%,
                                           12/25/22 (144A)                                 999,327
     456,370                       NR/NR   Stanwich Mortgage Loan Trust, 2.9814%,
                                           2/16/43 (144A)                                  455,808
     334,471                       A+/NR   STORE Master Funding LLC, 5.77%,
                                           8/20/42 (144A)                                  365,881
     719,331         0.88           A/A3   Structured Asset Investment Loan Trust
                                           2005-6, Floating Rate Note, 7/25/35             712,100
      65,762         0.52        AA+/Aa2   Structured Asset Securities Corp.,
                                           Mortgage Loan Trust 2005-WF4, Floating
                                           Rate Note, 11/25/35                              65,586
     884,196                       A+/NR   SVO 2012-A VOI Mortgage LLC, 2.0%,
                                           9/20/29 (144A)                                  888,278

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     163,213         1.10         AA+/A1   Terwin Mortgage Trust Series TMTS
                                           2003-8HE, Floating Rate Note,
                                           12/25/34                                   $    158,587
     168,955         0.60         AA+/A2   Terwin Mortgage Trust Series TMTS
                                           2005-10HE, Floating Rate Note,
                                           6/25/36                                         165,058
     130,084                       AA/A2   Terwin Mortgage Trust Series TMTS
                                           2005-14HE, 4.8492%, 8/25/36 (Step)              134,275
     525,000         2.56        AAA/Aaa   Trafigura Securitisation Finance Plc,
                                           Floating Rate Note, 10/15/15 (144A)             529,484
   1,220,000                      BBB/NR   United Auto Credit Securitization Trust
                                           2012-1, 3.12%, 3/15/18 (144A)                 1,225,313
     825,000                       AA/NR   United Auto Credit Securitization Trust
                                           2013-1, 1.74%, 4/15/16 (144A)                   827,815
     149,836         0.90         AA+/A2   Wachovia Mortgage Loan Trust Series
                                           2005-WMC1, Floating Rate Note,
                                           10/25/35                                        148,262
      68,021         0.54         AA+/NR   Wells Fargo Home Equity Asset-Backed
                                           Securities 2005-3 Trust, Floating Rate
                                           Note, 12/25/35                                   67,160
     119,120                      AAA/NR   Westlake Automobile Receivables Trust
                                           2013-1, 1.12%, 1/15/18 (144A)                   119,415
     950,000         0.54         AAA/NR   World Financial Network Credit Card
                                           Master Trust, Floating Rate Note,
                                           12/16/19                                        950,423
                                                                                      ------------
                                                                                      $ 78,179,628
                                                                                      ------------
                                           Total Banks                                $ 78,179,628
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 5.0%
                                           Other Diversified Financial
                                           Services -- 2.0%
     159,721                       NR/NR   Ascentium Equipment Receivables
                                           2012-1 LLC, 1.83%, 9/15/19 (144A)          $    159,674
     400,000                      NR/Aaa   Ascentium Equipment Receivables
                                           2014-1 LLC, 1.04%, 1/10/17                      400,123
     700,000                     NR/Baa2   Ascentium Equipment Receivables
                                           2014-1 LLC, 3.1%, 6/10/21 (144A)                704,552
     399,955                       NR/NR   AXIS Equipment Finance Receivables II
                                           LLC, 3.81%, 12/20/16                            400,135
     699,922                       NR/NR   AXIS Equipment Finance Receivables II
                                           LLC, 4.94%, 7/20/18 (144A)                      707,530
           61                     NR/Aaa   BMW Vehicle Owner Trust 2011-A, 0.76%,
                                           8/25/15                                              61
     413,000                      AA/Aa1   Capital Auto Receivables Asset Trust/
                                           Ally, 1.74%, 10/22/18                           412,713
     750,000         0.28         AAA/NR   Chase Issuance Trust, Floating Rate
                                           Note, 8/15/17                                   749,853

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 29

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
     525,000         0.76         NR/Aaa   CNH Wholesale Master Note Trust,
                                           Floating Rate Note, 8/15/19 (144A)         $    526,350
     600,000         2.06          NR/A2   Colony American Homes 2014-2,
                                           Floating Rate Note, 7/19/31 (144A)              590,429
     516,253                       A+/NR   Diamond Resorts Owner Trust 2013-2,
                                           2.62%, 5/20/26 (144A)                           520,223
     500,000                     AAA/Aaa   Discover Card Execution Note Trust,
                                           0.81%, 8/15/17                                  501,068
     629,000                       AA/NR   DT Auto Owner Trust 2013-1, 1.67%,
                                           2/15/19 (144A)                                  630,799
     160,105         0.52       BBB+/Aa1   GE Business Loan Trust 2003-2 REMICS,
                                           Floating Rate Note, 11/15/31 (144A)             153,717
     480,995         0.44       BBB+/Aa2   GE Business Loan Trust 2004-1, Floating
                                           Rate Note, 5/15/32 (144A)                       464,610
     832,181         0.34          A/Aa3   GE Business Loan Trust 2006-2, Floating
                                           Rate Note, 11/15/34 (144A)                      790,888
     750,000         0.86        AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                           Rate Note, 2/15/17 (144A)                       752,978
     500,000         1.00        AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                           Rate Note, 5/15/19 (144A)                       507,125
     300,000         0.86        AAA/Aaa   Gracechurch Card Funding Plc, Floating
                                           Rate Note, 6/15/17 (144A)                       301,440
     242,702                     AAA/Aaa   Honda Auto Receivables 2011-2 Owner
                                           Trust, 1.55%, 8/18/17                           242,846
     158,706                      AAA/NR   Honda Auto Receivables 2012-2 Owner
                                           Trust, 0.7%, 2/16/16                            158,906
       1,191                      AAA/NR   Honda Auto Receivables 2013-1 Owner
                                           Trust, 0.35%, 6/22/15                             1,191
       8,279         0.52        AA+/Aa3   Mastr Asset Backed Securities Trust
                                           2005-WF1, Floating Rate Note, 6/25/35             8,231
      70,349         0.83         AA+/A3   Mastr Asset Backed Securities Trust
                                           2005-WMC1, Floating Rate Note,
                                           3/25/35                                          70,087
     702,343         0.38       BB+/Baa2   Mastr Asset Backed Securities Trust
                                           2006-AB1 REMICS, Floating Rate Note,
                                           2/25/36                                         697,388
     230,665         0.34         B-/Ba1   Mastr Asset Backed Securities Trust
                                           2006-NC1, Floating Rate Note, 1/25/36           226,927
     319,193         0.46           A/NR   Mastr Specialized Loan Trust, Floating
                                           Rate Note, 1/25/36 (144A)                       310,119
     510,000         0.82         NR/Aaa   Navistar Financial Dealer Note Master
                                           Trust, Floating Rate Note, 1/25/18
                                           (144A)                                          510,467
     650,000                     NR/Baa2   Navitas Equipment Receivables LLC
                                           2013-1, 3.63%, 2/15/17                          649,147
     354,032                      AAA/NR   PFS Tax Lien Trust 2014-1, 1.44%,
                                           5/15/29                                         354,902

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
      29,373         0.92         A+/Ba2   SACO I Trust 2005-8, Floating Rate
                                           Note, 11/25/35                             $     29,308
     472,019                       A+/NR   Sierra Timeshare 2012-2 Receivables
                                           Funding LLC, 2.38%, 3/20/29 (144A)              478,614
     524,019                       A+/NR   Sierra Timeshare 2012-3 Receivables
                                           Funding LLC, 1.87%, 8/20/29 (144A)              527,700
      67,870                      BBB/NR   Sierra Timeshare 2013-1 Receivables
                                           Funding LLC, 2.39%, 11/20/29 (144A)              68,460
      82,232                      BBB/NR   Sierra Timeshare 2013-2 Receivables
                                           Funding LLC, 2.92%, 11/20/25 (144A)              83,376
     462,554                       BB/NR   Sierra Timeshare 2013-2 Receivables
                                           Funding LLC, 4.75%, 11/20/25 (144A)             476,353
     374,476                        A/NR   TAL Advantage V LLC, 1.7%, 5/20/39
                                           (144A)                                          373,386
                                                                                      ------------
                                                                                      $ 14,541,676
--------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.3%
     400,000                       NR/NR   Alterna Funding I LLC, 1.639%,
                                           2/15/21 (144A)                             $    400,000
     245,201                      AAA/A3   Conseco Finance Corp., 7.55%,
                                           4/15/32 (Step)                                  249,765
     256,000         0.60         NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 10/20/17                    256,371
   1,220,000         0.56         NR/Aaa   GE Dealer Floorplan Master Note Trust,
                                           Floating Rate Note, 4/20/18                   1,223,531
      56,435                       NR/A2   Hercules Capital Funding Trust 2012-1,
                                           3.32%, 12/16/17 (144A)                           56,612
                                                                                      ------------
                                                                                      $  2,186,279
--------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 2.5%
     500,000         0.36         AAA/NR   Ally Auto Receivables Trust 2014-SN1,
                                           Floating Rate Note, 10/20/16               $    499,744
      15,513                       A+/NR   American Credit Acceptance Receivables
                                           Trust 2013-1, 1.45%, 4/16/18 (144A)              15,574
     108,227                       AA/NR   American Credit Acceptance Receivables
                                           Trust 2013-2, 1.32%, 2/15/17 (144A)             108,413
     323,500                       AA/NR   American Credit Acceptance Receivables
                                            Trust 2014-1, 1.14%, 3/12/18 (144A)            323,885
     405,955                       AA/NR   American Credit Acceptance Receivables
                                           Trust 2014-2, 0.99%, 10/10/17 (144A)            406,011
     410,000                       AA/NR   American Credit Acceptance Receivables
                                           Trust 2014-3, 0.99%, 8/10/18 (144A)             409,990
      71,494                       A+/NR   American Credit Acceptance Receivables
                                           Trust, 1.64%, 11/15/16 (144A)                    71,619
     760,000         0.96         AA-/NR   American Express Credit Account Secured
                                           Note Trust 2012-4, Floating Rate Note,
                                           5/15/20 (144A)                                  765,011

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 31

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
     462,916                     AA+/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2010-2, 6.24%, 6/8/16                $    463,578
     100,000                     AA-/Aa2   AmeriCredit Automobile Receivables
                                           Trust 2010-4, 6.4%, 4/9/18 (144A)               101,285
     100,000                      NR/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2011-3, 4.04%, 7/10/17                    103,173
     500,000                     AA+/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2011-5, 2.45%, 12/8/16                    502,462
     500,000                       A+/NR   AmeriCredit Automobile Receivables
                                           Trust 2012-4, 3.82%, 2/10/20                    516,360
     150,000                       A+/NR   AmeriCredit Automobile Receivables
                                           Trust 2013-1, 1.57%, 1/8/19                     149,514
     269,935                     AAA/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2013-4, 0.74%, 11/8/16                    270,171
     500,000                     BBB+/A2   AmeriCredit Automobile Receivables
                                           Trust 2013-4, 3.31%, 10/8/19                    509,559
     380,000         0.44         NR/Aaa   AmeriCredit Automobile Receivables
                                           Trust 2014-2, Floating Rate Note,
                                           10/10/17                                        379,908
     105,290                      NR/Aaa   California Republic Auto Receivables
                                           Trust 2012-1, 1.18%, 8/15/17 (144A)             105,755
     125,000                       A+/A2   Capital Auto Receivables Asset Trust/
                                           Ally, 2.19%, 9/20/21                            124,928
     300,000         0.34         AAA/NR   Capital One Multi-Asset Execution Trust,
                                           Floating Rate Note, 2/15/19                     299,950
     300,000                      AAA/NR   Chase Issuance Trust, 0.59%, 8/15/17            300,344
   1,200,000                      AAA/NR   Chase Issuance Trust, 0.79%, 6/15/17          1,203,122
     500,000                     AAA/Aaa   Citibank Credit Card Issuance Trust,
                                           4.85%, 3/10/17                                  511,826
     500,000                     AAA/Aaa   Citibank Credit Card Issuance Trust,
                                           5.1%, 11/20/17                                  527,375
     800,000         0.26        AAA/Aaa   Citibank Credit Card Issuance Trust,
                                           Floating Rate Note, 4/24/17                     799,736
     443,187                        A/A2   CPS Auto Receivables Trust 2013-A,
                                           1.89%, 6/15/20 (144A)                           445,399
      93,127                      AA-/A1   CPS Auto Receivables Trust 2013-B,
                                           1.82%, 9/15/20 (144A)                            93,395
     167,400                     AA-/Aa3   CPS Auto Receivables Trust 2014-A,
                                           1.21%, 8/15/18                                  167,489
   1,000,000                      AAA/NR   Credit Acceptance Auto Loan Trust
                                           2013-2, 1.5%, 4/15/21 (144A)                  1,005,452
     750,000                    BBB/Baa2   Dell Equipment Finance Trust 2014-1,
                                           2.68%, 6/22/20 (144A)                           749,665
     200,000         0.34        AAA/Aaa   Discover Card Execution Note Trust,
                                           Floating Rate Note, 10/15/18                    199,987
     200,000                       A+/NR   First Investors Auto Owner Trust 2013-1,
                                           2.02%, 1/15/19 (144A)                           200,371

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
     669,613                      AAA/NR   First Investors Auto Owner Trust 2013-2,
                                           1.23%, 3/15/19 (144A)                      $    672,236
     600,000         0.32         AAA/NR   Ford Credit Auto Lease Trust 2014-B,
                                           Floating Rate Note, 3/15/17                     600,020
     134,972                      AAA/NR   Ford Credit Auto Owner Trust 2013-C,
                                           0.55%, 4/15/16                                  135,034
     205,879                     AAA/Aaa   Ford Credit Auto Owner Trust 2014-A,
                                           0.48%, 11/15/16                                 205,920
     500,000         0.50        AAA/Aaa   Ford Credit Floorplan Master Owner
                                           Trust A, Floating Rate Note, 9/15/16            500,062
     824,456                     AAA/Aaa   Honda Auto Receivables 2012-4 Owner
                                           Trust, 0.52%, 8/18/16                           825,237
     285,000                      NR/Aaa   Honda Auto Receivables 2013-2 Owner
                                           Trust, 0.53%, 2/16/17                           285,208
     158,204         1.16         AA-/NR   Hyundai Capital Auto Funding VIII, Ltd.,
                                           Floating Rate Note, 9/20/16 (144A)              158,346
     208,100         0.42         NR/Aaa   Nissan Auto Lease Trust 2013-B, Floating
                                           Rate Note, 1/15/16                              208,228
     614,400                      NR/Aaa   Santander Drive Auto Receivables Trust
                                           2011-2, 3.28%, 6/15/16                          618,378
     125,000                       A/Aaa   Santander Drive Auto Receivables Trust
                                           2012-5, 2.7%, 8/15/18                           127,978
     380,000         0.98        AAA/Aa1   SLM Student Loan Trust 2004-10,
                                           Floating Rate Note, 4/27/26 (144A)              382,212
     700,000                      BBB/NR   United Auto Credit Securitization Trust
                                           2014-1, 2.38%, 10/15/18 (144A)                  699,954
     100,000         0.84        AAA/Aaa   Volkswagen Credit Auto Master Owner
                                           Trust, Floating Rate Note, 9/20/16
                                           (144A)                                          100,029
     415,000                     AAA/Aaa   Volvo Financial Equipment LLC Series
                                           2014-1, 0.54%, 11/15/16 (144A)                  415,054
                                                                                      ------------
                                                                                      $ 18,264,947
--------------------------------------------------------------------------------------------------
                                           Asset Management & Custody
                                           Banks -- 0.0%+
     367,772         0.56           B/NR   Southern Pacific Secured Asset Corp.,
                                           Floating Rate Note, 3/25/28                $    292,887
--------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.2%
     750,000         0.58         NR/Aaa   Chesapeake Funding LLC, Floating Rate
                                           Note, 3/7/26                               $    748,984
     134,468         0.61         NR/Aaa   Chesapeake Funding LLC, Floating Rate
                                           Note, 5/7/24 (144A)                             134,677
     250,000         2.01        NR/Baa2   Chesapeake Funding LLC, Floating Rate
                                           Note, 5/7/24 (144A)                             251,652
                                                                                      ------------
                                                                                      $  1,135,313
                                                                                      ------------
                                           Total Diversified Financials               $ 36,421,102
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 33

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.1%
                                           Specialized REIT -- 0.1%
     716,094                        A/NR   Hilton Grand Vacations Trust 2014-A,
                                           2.07%, 11/25/26 (144A)                     $    713,433
--------------------------------------------------------------------------------------------------
                                           Real Estate Services -- 0.0%+
     123,013         0.34      BBB+/Baa3   HSI Asset Securitization Corp., Trust
                                           2006-OPT1, Floating Rate Note,
                                           12/25/35                                   $    120,349
                                                                                      ------------
                                           Total Real Estate                          $    833,782
--------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.1%
                                           Independent Power Producers &
                                           Energy Traders -- 0.1%
     621,778                     AAA/Aaa   Centerpoint Energy Transition Bond
                                           Co., II LLC, 5.17%, 8/1/19                 $    661,312
                                                                                      ------------
                                           Total Utilities                            $    661,312
--------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.2%
     479,335         2.15          NR/NR   Fannie Mae Connecticut Avenue
                                           Securities, Floating Rate Note,
                                           10/25/23                                   $    485,946
     268,399                      AA+/NR   Federal Home Loan Banks, 2.9%,
                                           4/20/17                                         278,236
     645,939         1.60        NR/Baa1   Freddie Mac Structured Agency Credit
                                           Risk Debt Notes, Floating Rate Note,
                                           11/27/23                                        647,333
                                                                                      ------------
                                                                                      $  1,411,515
                                                                                      ------------
                                           Total Government                           $  1,411,515
--------------------------------------------------------------------------------------------------
                                           TOTAL ASSET BACKED SECURITIES
                                           (Cost $120,492,482)                        $120,714,380
--------------------------------------------------------------------------------------------------
                                           COLLATERALIZED MORTGAGE
                                           OBLIGATIONS -- 40.4%
                                           CONSUMER SERVICES -- 0.1%
                                           Hotels, Resorts & Cruise Lines -- 0.1%
     634,419                        A/NR   Welk Resorts 2013-A LLC, 3.1%,
                                           3/15/29 (144A)                             $    641,245
                                                                                      ------------
                                           Total Consumer Services                    $    641,245
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT &
                                           SERVICES -- 0.3%
                                           Health Care Distributors -- 0.3%
    1,500,000        2.31          NR/NR   RAIT 2014-FL2 Trust, Floating Rate
                                           Note, 5/15/31 (144A)                       $  1,477,044
     521,407                       NR/NR   Rialto Capital Management LLC, 2.85%,
                                           5/15/24 (144A)                                  521,437
                                                                                      ------------
                                                                                      $  1,998,481
                                                                                      ------------
                                           Total Health Care Equipment
                                           & Services                                 $  1,998,481
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           BANKS -- 24.9%
                                           Diversified Banks -- 0.1%
     897,308         5.23        AAA/Aaa   CD 2005-CD1 Commercial Mortgage
                                           Trust, Floating Rate Note, 7/15/44         $    925,425
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 24.8%
     787,666         0.36         A+/Aa2   321 Henderson Receivables I LLC,
                                           Floating Rate Note, 6/15/41 (144A)         $    769,291
     461,139                       NR/NR   A10 Securitization 2013-1 LLC, 2.4%,
                                           11/17/25 (144A)                                 462,565
   1,081,724                       NR/NR   A10 Term Asset Financing 2013-2 LLC,
                                           2.62%, 11/15/27 (144A)                        1,080,470
     250,000         0.95        AA+/Aaa   ACA CLO 2006-2, Ltd., Floating Rate
                                           Note, 1/20/21 (144A)                            244,830
     439,745         0.46        AA+/Aaa   ACAS CLO 2007-1, Ltd., Floating Rate
                                           Note, 4/20/21                                   434,717
     700,000         1.23         AAA/NR   ACIS CLO 2014-4, Ltd., Floating Rate
                                           Note, 5/1/26                                    697,921
     700,000         1.60          NR/NR   ACRE Commercial Mortgage Trust
                                           2014-FL2, Floating Rate Note, 8/15/31
                                           (144A)                                          700,000
     276,595         0.94         AAA/A1   Adjustable Rate Mortgage Trust 2005-2,
                                           Floating Rate Note, 6/25/35                     271,268
     314,049         0.44        A+/Baa2   Adjustable Rate Mortgage Trust 2005-5,
                                           Floating Rate Note, 9/25/35                     291,912
     142,753         0.60         CCC/NR   Alternative Loan Trust 2003-14T1,
                                           Floating Rate Note, 8/25/18                     135,326
     202,814                      BB-/B2   Alternative Loan Trust 2003-J1, 4.75%,
                                           10/25/33                                        207,490
      14,856         0.60      BBB+/Baa1   Alternative Loan Trust 2004-18CB,
                                           Floating Rate Note, 9/25/34                      14,847
     193,190                     BB+/Ba2   Alternative Loan Trust 2004-4CB,
                                           4.25%, 4/25/34                                  197,498
     350,650         0.74      BBB+/Baa2   Alternative Loan Trust 2004-6CB,
                                           Floating Rate Note, 4/25/34                     341,948
   1,322,801         0.82        A+/Baa3   Alternative Loan Trust 2005-J4,
                                           Floating Rate Note, 7/25/35                   1,284,596
     229,166                     AAA/Aaa   American Home Mortgage Investment
                                           Trust 2004-3, 5.01%, 10/25/34 (Step)            231,082
     204,087         2.33        AA+/Ba1   American Home Mortgage Investment
                                           Trust 2005-1, Floating Rate Note,
                                           6/25/45                                         205,328
     794,371         0.45          AA/NR   ASG Resecuritization Trust 2010-3,
                                           Floating Rate Note, 12/29/45 (144A)             764,847
     580,000         1.30         AA-/NR   BAMLL Commercial Mortgage Securities
                                           Trust 2014-ICTS, Floating Rate Note,
                                           6/15/28 (144A)                                  580,084
     159,496         0.60          NR/A3   Banc of America Alternative Loan Trust
                                           2003-10, Floating Rate Note, 12/25/33           159,699

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 35

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     115,827                       NR/B3   Bank of America Alternative Loan Trust
                                           2004-2, 5.5%, 3/25/19                      $    118,498
     168,834                     NR/Caa1   Bank of America Alternative Loan Trust
                                           2004-4, 5.25%, 5/25/19                          170,491
   1,000,000         5.46         BBB/A2   Bank of America Commercial Mortgage
                                           Trust 2006-1, Floating Rate Note,
                                           9/10/45                                       1,044,989
     129,746                     BBB+/NR   Bank of America Funding 2003-3 Trust,
                                           5.5%, 10/25/33                                  134,568
     547,302         0.52       AA+/Baa2   Bank of America Funding 2004-B Trust,
                                           Floating Rate Note, 12/20/34                    537,188
     610,559         4.86        AAA/Aaa   Bank of America Merrill Lynch
                                           Commercial Mortgage, Inc., REMICS,
                                           Floating Rate Note, 7/10/43                     618,650
   1,311,490         5.12        AAA/Aaa   Bank of America Merrill Lynch
                                           Commercial Mortgage, Inc., Floating Rate
                                           Note, 10/10/45                                1,349,951
   1,774,604         5.35        AAA/Aaa   Bank of America Merrill Lynch
                                           Commercial Mortgage, Inc., Floating Rate
                                           Note, 9/10/47                                 1,836,443
     275,460         2.65         BBB/NR   Bank of America Mortgage 2003-F Trust,
                                           Floating Rate Note, 7/25/33                     278,467
   1,141,965         2.70        NR/Baa3   Bank of America Mortgage 2003-H Trust,
                                           Floating Rate Note, 9/25/33                   1,135,096
     555,606         2.63         BBB/NR   Bank of America Mortgage 2004-D Trust,
                                           Floating Rate Note, 5/25/34                     559,826
      14,136                       B-/NR   Bank of America Mortgage Trust 2004-7,
                                           4.5%, 8/25/19                                    14,334
   2,107,185                     NR/Caa2   Bayview Commercial Asset Trust, 0.0%,
                                           7/25/37 (Step) (144A) (c)(d)                         21
   1,516,498                     NR/Caa2   Bayview Commercial Asset Trust,
                                           3.526662%, 9/25/37 (Step) (144A)(c)              94,630
     794,513         0.52        AAA/Aa2   Bayview Commercial Asset Trust, Floating
                                           Rate Note, 1/25/35 (144A)                       732,993
     451,638         0.52        AA+/Aa3   Bayview Commercial Asset Trust, Floating
                                           Rate Note, 4/25/34 (144A)                       422,935
     432,610                       NR/NR   Bayview Opportunity Master Fund IIA
                                           Trust 2012-4NPL, 3.9496%, 1/28/34
                                           (Step)                                          430,947
     420,000         3.72          NR/NR   Bayview Opportunity Master Fund IIa
                                           Trust 2014-20NPL, Floating Rate Note,
                                           8/28/44 (144A)                                  421,050
     720,405         2.94          NR/NR   BCAP LLC 2009-RR13-I Trust, Floating
                                           Rate Note, 9/26/35 (144A)                       740,542
     388,871         2.82          NR/NR   BCAP LLC 2013-RR3 Trust, Floating Rate
                                           Note, 5/28/36 (144A)                            391,947

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     369,699         3.03          NR/NR   BCAP LLC 2013-RR7 Trust, Floating
                                           Rate Note, 12/27/34                        $    386,154
     407,442         1.00       AA+/Baa1   Bear Stearns ALT-A Trust 2004-11,
                                           Floating Rate Note, 11/25/34                    400,145
     681,000         0.86       AA+/Baa1   Bear Stearns ALT-A Trust 2004-12,
                                           Floating Rate Note, 1/25/35                     660,880
     414,028         1.00        A+/Baa3   Bear Stearns ALT-A Trust 2004-12,
                                           Floating Rate Note, 1/25/35                     376,347
   1,151,139         1.00       AA+/Baa1   Bear Stearns ALT-A Trust 2004-12,
                                           Floating Rate Note, 1/25/35                   1,119,569
     503,964         0.86         AAA/A3   Bear Stearns ALT-A Trust 2004-12,
                                           Floating Rate Note, 1/25/35                     492,620
     102,646         0.90       AA+/Baa1   Bear Stearns ALT-A Trust 2004-13,
                                           Floating Rate Note, 11/25/34                    102,556
     938,246         0.76         A+/Ba1   Bear Stearns ALT-A Trust 2004-4,
                                           Floating Rate Note, 6/25/34                     901,456
     286,899         2.50      BBB+/Baa2   Bear Stearns ARM Trust 2003-3,
                                           Floating Rate Note, 5/25/33                     289,564
     113,289         5.06         BBB/B2   Bear Stearns ARM Trust 2004-10
                                           REMICS, Floating Rate Note, 1/25/35             114,082
      92,591         2.74        BBB+/B3   Bear Stearns ARM Trust 2004-3,
                                           Floating Rate Note, 7/25/34                      92,872
     129,242         3.12        BBB/Ba1   Bear Stearns ARM Trust 2004-9,
                                           Floating Rate Note, 11/25/34                    130,473
     550,000         5.21        NR/Baa2   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-PWR7, Floating
                                           Rate Note, 2/11/41                              553,890
     415,000                       NR/A1   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-PWR8, 4.75%,
                                           6/11/41                                         423,861
   1,160,000         4.99        BBB+/A3   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-PWR9, Floating
                                           Rate Note, 9/11/42                            1,194,486
     978,243         4.93         NR/Aaa   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-TOP18, Floating
                                           Rate Note, 2/13/42                              989,346
     130,026         2.63          NR/A3   Bear Stearns Mortgage Securities, Inc.,
                                           Floating Rate Note, 6/25/30                     133,113
     388,712         0.86       AA+/Baa3   Bella Vista Mortgage Trust 2004-1,
                                           Floating Rate Note, 11/20/34                    376,514
     430,000         1.90         AA-/NR   Boca Hotel Portfolio Trust 2013-BOCA,
                                           Floating Rate Note, 8/17/26 (144A)              430,394
     537,135                       NR/NR   CAM Mortgage Trust 2014-2, 2.6%,
                                           12/15/53 (Step) (144A)                          537,109
     491,832         0.49        AAA/Aaa   Castle Garden Funding, Floating Rate
                                           Note, 10/27/20 (144A)                           490,329

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 37

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     490,118                       NR/NR   Cendant Mortgage Corp., 6.25%,
                                           3/25/32 (144A)                             $    511,158
     310,000         1.35         AA-/NR   CGBAM Commercial Mortgage Trust
                                           2014-HD, Floating Rate Note, 2/15/31            310,173
   1,630,000         1.10         AAA/NR   CG-CCRE Commercial Mortgage Trust
                                           2014-FL1, Floating Rate Note,
                                           6/16/31 (144A)                                1,627,172
   1,720,000         2.06         AA-/NR   CGWF Commercial Mortgage Trust
                                           2013-RKWH REMICS, Floating Rate
                                           Note, 11/15/30 (144A)                         1,731,543
      92,977                       NR/B2   Chase Mortgage Finance Trust Series
                                           2005-S1, 5.5%, 5/25/35                           95,376
     172,317         2.34       BBB+/Ba3   CHL Mortgage Pass-Through Trust
                                           2004-14, Floating Rate Note, 8/25/34            172,865
   1,037,330         0.70       AA+/Baa1   CHL Mortgage Pass-Through Trust
                                           2004-29, Floating Rate Note, 2/25/35            982,960
     502,568                      NR/Ba2   Citicorp Mortgage Securities REMIC
                                           Pass-Through Certificates Trust Series
                                           2005-7, 5.0%, 10/25/35                          517,867
   2,111,224                     AAA/Aaa   Citigroup Commercial Mortgage Trust
                                           2005-C3, 4.86%, 5/15/43                       2,127,368
     580,444         0.36          A/Aaa   Citigroup Commercial Mortgage Trust
                                           2007-FL3, Floating Rate Note, 4/15/22
                                           (144A)                                          576,185
     863,864                       NR/NR   Citigroup Mortgage Loan Trust 2010-4
                                           REMICS, 5.0%, 10/25/35 (144A)                   907,285
     441,954         1.16         AA+/NR   Citigroup Mortgage Loan Trust 2010-7
                                           REMICS, Floating Rate Note, 9/25/37
                                           (144A)                                          441,840
      94,029                     NR/Baa1   Citigroup Mortgage Loan Trust, Inc.,
                                           7.0%, 9/25/33                                    97,026
     140,752         5.50          CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 10/25/35 (c)                 16,108
     214,203         2.67          CC/NR   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 3/26/35                     165,145
     312,462         0.76        AA+/Aaa   CNL Commercial Mortgage Loan Trust
                                           2002-1, Floating Rate Note, 10/25/28
                                           (144A)                                          301,525
     561,717         0.66          A+/A2   CNL Commercial Mortgage Loan Trust
                                           2003-1, Floating Rate Note, 5/15/31
                                           (144A)                                          509,839
     107,242         0.60          A+/A2   CNL Commercial Mortgage Loan Trust
                                           2003-2, Floating Rate Note, 10/25/30
                                           (144A)                                           92,019
      50,639         1.20        AA+/Aaa   Collateralized Mortgage Obligation
                                           Trust 44, Floating Rate Note, 7/1/18             50,984

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     733,053         5.12        AAA/Aaa   COMM 2005-C6 Mortgage Trust,
                                           Floating Rate Note, 6/10/44                $    750,117
   1,880,000         5.17        AAA/Aaa   COMM 2005-C6 Mortgage Trust,
                                           Floating Rate Note, 6/10/44                   1,945,236
     610,513         0.46        BBB-/A3   COMM 2007-FL14 Mortgage Trust,
                                           Floating Rate Note, 6/15/22 (144A)              605,371
      64,583         4.81          NR/A2   COMM 2011-FL1 Mortgage Trust,
                                           Floating Rate Note, 7/19/28 (144A)               64,470
     795,684         1.67         AAA/NR   COMM 2013-FL3 Mortgage Trust,
                                           Floating Rate Note, 10/13/28 (144A)             798,996
   1,630,000         1.81          A-/NR   COMM 2014-KYO Mortgage Trust,
                                           Floating Rate Note, 6/11/27 (144A)            1,627,826
   1,110,000         1.90          AA/NR   COMM 2014-SAVA Mortgage Trust,
                                           Floating Rate Note, 6/15/34 (144A)            1,110,278
   1,850,000         1.76          NR/NR   COMM 2014-TWC Mortgage Trust,
                                           Floating Rate Note, 2/13/32 (144A)            1,849,210
     534,876         2.09         AAA/NR   Commercial Mortgage Pass Through
                                           Certificates, Floating Rate Note,
                                           11/19/26 (144A)                                 537,461
     347,716         4.80        AAA/Aaa   Commercial Mortgage Trust 2005-GG3,
                                           Floating Rate Note, 8/10/42                     349,403
   1,000,000         4.89        AA-/Aa3   Commercial Mortgage Trust 2005-GG3,
                                           Floating Rate Note, 8/10/42                   1,011,674
     978,414                     NR/Baa1   Credit Suisse Commercial Mortgage Trust
                                           Series 2007-C1, 5.361%, 2/15/40               1,042,649
     866,454                     AAA/Aaa   Credit Suisse First Boston Mortgage
                                           Securities Corp., 4.686%, 7/15/37               877,996
     118,978                     AAA/Aaa   Credit Suisse First Boston Mortgage
                                           Securities Corp., 4.829%, 11/15/37              119,169
   1,080,143                      AAA/A1   Credit Suisse First Boston Mortgage
                                           Securities Corp., 4.832%, 4/15/37             1,096,674
     500,000                      BBB/B1   Credit Suisse First Boston Mortgage
                                           Securities Corp., 4.877%, 4/15/37               504,484
      55,215                      BBB/NR   Credit Suisse First Boston Mortgage
                                           Securities Corp., 5.25%, 10/25/19                56,224
      46,280                       B-/NR   Credit Suisse First Boston Mortgage
                                           Securities Corp., 5.5%, 6/25/33                  46,184
      17,389                      AA+/A3   Credit Suisse First Boston Mortgage
                                           Securities Corp., 5.5%, 8/25/34                  17,400
     305,182                   BBB+/Baa3   Credit Suisse First Boston Mortgage
                                           Securities Corp., 7.5%, 5/25/32                 326,747
      78,728         2.57       BBB+/Ba2   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           11/25/33                                         78,483
   1,923,598         5.23        AAA/Aaa   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           12/17/40                                      1,994,064

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 39

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
      33,253         1.50         AA+/A3   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           12/25/33                                   $     33,204
     642,079         5.01         NR/Aaa   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           2/15/38                                         644,118
   1,739,371         5.10         AAA/NR   Credit Suisse First Boston Mortgage
                                           Securities Corp., Floating Rate Note,
                                           8/15/38                                       1,776,971
     336,493         0.42          A+/A3   Credit Suisse First Boston Mortgage
                                           Securities, 05-6, Floating Rate Note,
                                           7/25/35                                         327,949
     761,973         2.62          NR/NR   Credit Suisse Mortgage Capital
                                           Certificates REMICS, Floating Rate
                                           Note, 7/27/36 (144A)                            763,909
   1,950,000         1.45         AA-/NR   CSMC Series 2014-ICE, Floating Rate
                                           Note, 4/15/27 (144A)                          1,948,130
     224,029         3.66          NR/NR   CSMC Trust 2010-16, Floating Rate
                                           Note, 6/25/50 (144A)                            225,291
     700,000         0.00         AA-/NR   CSMC Trust 2014-SURF, Floating Rate
                                           Note, 2/15/29 (144A)                            701,338
     300,000         1.46         AA-/NR   Del Coronado Trust 2013-DEL, Floating
                                           Rate Note, 3/16/26 (144A)                       299,859
   1,020,000         1.36        AA-/Aa3   EQTY 2014-INNS Mortgage Trust, Floating
                                           Rate Note, 5/8/31 (144A)                      1,011,056
     723,000                     AAA/Aaa   Extended Stay America Trust 2013-ESH,
                                           1.2783%, 12/5/31 (144A)                         718,373
     200,000         0.86        AAA/Aaa   Extended Stay America Trust 2013-ESH,
                                           Floating Rate Note, 12/5/31 (144A)              199,899
     200,000         1.26         AA-/NR   Extended Stay America Trust 2013-ESH,
                                           Floating Rate Note, 12/5/31 (144A)              199,859
     812,412                       NR/NR   FDIC 2010-R1 Trust, 2.184%, 5/25/50
                                           (144A)                                          817,598
      60,452         2.59        BBB+/NR   First Horizon Mortgage Pass-Through
                                           Trust 2004-AR1, Floating Rate Note,
                                           2/25/34                                          60,292
      62,618         2.57          NR/B2   First Horizon Mortgage Pass-Through
                                           Trust 2004-AR5, Floating Rate Note,
                                           10/25/34                                         62,051
     310,891         0.48        AAA/Aaa   Foothill CLO, Ltd., Floating Rate Note,
                                           2/22/21 (144A)                                  308,170
      68,389         0.48        AAA/Aaa   Fore CLO, Ltd., Floating Rate Note,
                                           7/20/19 (144A)                                   68,215
     553,000         2.09      BBB+/Baa1   Four Corners CLO II, Ltd., Floating Rate
                                           Note, 1/26/20 (144A)                            526,878
     327,214         0.47        AAA/Aaa   Gale Force 3 CLO, Ltd., Floating Rate
                                           Note, 4/19/21 (144A)                            325,255

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
   1,340,000         4.77         AAA/NR   GE Capital Commercial Mortgage Corp.,
                                           Floating Rate Note, 6/10/48                $  1,353,227
     490,000         4.97         AAA/NR   GE Capital Commercial Mortgage Corp.,
                                           Floating Rate Note, 7/10/45                     502,058
     500,000         5.33        BBB-/NR   GE Capital Commercial Mortgage Corp.,
                                           Floating Rate Note, 7/10/45 (144A)              506,614
     257,691                    CCC/Caa3   Global Mortgage Securitization, Ltd.,
                                           5.25%, 4/25/32 (144A)                           248,976
     891,325         0.42         BB/Ba2   Global Mortgage Securitization, Ltd.,
                                           Floating Rate Note, 4/25/32 (144A)              853,926
   1,454,537         5.23         AAA/NR   GMAC Commercial Mortgage Securities
                                           Inc., Series 2006-C1 Trust, Floating Rate
                                           Note, 11/10/45                                1,519,514
      12,344         5.30        AAA/Aa2   GMAC Commercial Mortgage Securities,
                                           Inc., Series 2004-C2 Trust, Floating Rate
                                           Note, 8/10/38                                    12,345
   1,019,000                      AAA/NR   GMAC Commercial Mortgage Securities,
                                           Inc., Series 2005-C1 Trust, 4.697%,
                                           5/10/43                                       1,035,023
     209,149         3.00          A+/NR   GMACM Mortgage Loan Trust 2004-AR1,
                                           Floating Rate Note, 6/25/34                     202,630
   1,000,000         1.46          AA/NR   GP Portfolio Trust 2014-GGP, Floating
                                           Rate Note, 2/16/27 (144A)                     1,001,205
   1,145,000                      A-/Ba1   GS Mortgage Securities Corp., II Series
                                           2005-GG4 REMICS, 4.782%, 7/10/39              1,163,029
     495,000         0.00         AA-/NR   GS Mortgage Securities Trust 2014-GSFL,
                                           Floating Rate Note, 7/15/31 (144A)              495,000
     422,558         0.94       AA+/Baa1   GSAA Home Equity Trust 2004-6,
                                           Floating Rate Note, 6/25/34                     421,660
     267,545         2.30          A+/NR   GSR Mortgage Loan Trust 2003-9,
                                           Floating Rate Note, 8/25/33                     273,659
     543,764         2.69          A+/B1   GSR Mortgage Loan Trust 2004-7,
                                           Floating Rate Note, 6/25/34                     532,093
     176,840         2.32        AA+/Ba1   HarborView Mortgage Loan Trust 2004-1,
                                           Floating Rate Note, 4/19/34                     177,869
     250,000         2.43         AA/Aa3   Holmes Master Issuer Plc, Floating Rate
                                           Note, 10/15/54 (144A)                           263,566
   1,493,751         0.80          A+/A3   Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 3/25/34                   1,440,506
     336,147         0.50        AA+/Aa3   Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 6/25/34                     332,910
     262,519         0.60        AAA/Aa2   Homestar Mortgage Acceptance Corp.,
                                           Floating Rate Note, 7/25/34                     260,801
   1,440,681         0.80         BB/Ba3   Impac CMB Trust Series 2004-4, Floating
                                           Rate Note, 9/25/34                            1,373,319
     642,944         0.78         A-/Ba1   Impac CMB Trust Series 2004-4, Floating
                                           Rate Note, 9/25/34                              617,852

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 41

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     362,821         0.88      BBB-/Baa2   Impac CMB Trust Series 2004-5, Floating
                                           Rate Note, 10/25/34                        $    353,307
     123,559         0.96         B-/Ba1   Impac CMB Trust Series 2004-6, Floating
                                           Rate Note, 10/25/34                             118,227
      87,110         0.90        BBB+/A3   Impac CMB Trust Series 2004-7, Floating
                                           Rate Note, 11/25/34                              83,838
      76,395         2.78          NR/NR   Impac CMB Trust Series 2004-8, Floating
                                           Rate Note, 8/25/34                               71,511
     444,950         0.50        AAA/Aaa   Impac Secured Assets Trust 2006-1,
                                           Floating Rate Note, 5/25/36                     441,422
     319,438         0.50        AAA/Aaa   Impac Secured Assets Trust 2006-2,
                                           Floating Rate Note, 8/25/36                     314,999
     652,715         0.36       BB+/Baa2   Impac Secured Assets Trust 2006-5,
                                           Floating Rate Note, 12/25/36                    605,658
      80,193         2.70         BB-/B1   IndyMac INDX Mortgage Loan Trust
                                           2004-AR6, Floating Rate Note,
                                           10/25/34                                         81,567
     750,000         2.10          NR/A2   Invitation Homes 2013-SFR1 Trust,
                                           Floating Rate Note, 12/19/30 (144A)             738,166
     329,203         0.46        AAA/Aaa   Inwood Park CDO, Ltd., Floating Rate
                                           Note, 1/20/21 (144A)                            328,355
     990,259                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2004-C3, 4.878%,
                                           1/15/42                                         996,270
      80,423         4.84        AAA/Aa2   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2004-LN2, Floating Rate
                                           Note, 7/15/41                                    80,400
   1,545,957         5.34        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-CIBC11, Floating
                                           Rate Note, 8/12/37                            1,566,991
     758,070         5.04        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-LDP1 REMICS,
                                           Floating Rate Note, 3/15/46                     761,295
     960,000                     AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-LDP2 REMICS,
                                           4.738%, 7/15/42                                 975,701
   1,150,000                     AAA/Aa2   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-LDP2, 4.78%,
                                           7/15/42                                       1,177,629
     379,811         4.94        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-LDP3 REMICS,
                                           Floating Rate Note, 8/15/42                     389,806
     800,000         5.00           A/A2   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-LDP3, Floating
                                           Rate Note, 8/15/42                              821,504
     500,000         5.04         NR/Ba2   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-LDP4, Floating
                                           Rate Note, 10/15/42                             511,695

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
   1,920,000         5.40        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2005-LDP5, Floating
                                           Rate Note, 12/15/44                        $  1,991,261
      73,244                      NR/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-CIBC17, 5.45%,
                                           12/12/43                                         73,138
     550,478         0.44        A+/Baa1   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating Rate
                                           Note, 11/15/18 (144A)                           544,858
     184,066         0.52         NR/Ba1   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-FL2, Floating Rate
                                           Note, 11/15/18 (144A)                           174,346
      97,694         0.31         AA/Aa3   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2006-LDP9, Floating
                                           Rate Note, 5/15/47                               97,454
     125,723         5.89        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2007-CIBC19, Floating
                                           Rate Note, 2/12/49                              126,724
     412,000         3.00         AA-/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2013-ALC, Floating Rate
                                           Note, 7/17/26 (144A)                            416,835
     300,000         1.96          A-/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2013-FL3, Floating Rate
                                           Note, 4/17/28 (144A)                            300,039
   1,550,000         0.94        AAA/Aaa   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2013-JWRZ, Floating
                                           Rate Note, 4/15/30 (144A)                     1,548,083
   1,670,000         1.41         AA-/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2014-BXH, Floating
                                           Rate Note, 4/15/27 (144A)                     1,670,164
   1,030,000         1.66         AA-/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2014-FBLU REMICS,
                                           Floating Rate Note, 12/15/28 (144A)           1,030,674
     945,000         2.15          A-/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2014-FBLU, Floating
                                           Rate Note, 12/15/28                             947,087
     410,000         1.90        AA-/Aa3   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2014-FL4, Floating
                                           Rate Note, 12/16/30 (144A)                      410,196
     900,000         1.08         AAA/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2014-INN, Floating
                                           Rate Note, 6/15/29 (144A)                       899,454
     650,000         1.86          A-/NR   JP Morgan Chase Commercial Mortgage
                                           Securities Trust 2014-INN, Floating
                                           Rate Note, 6/15/29 (144A)                       648,420
     571,470         2.03        A+/Baa1   JP Morgan Mortgage Trust 2003-A1,
                                           Floating Rate Note, 10/25/33                    576,140

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 43

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     362,659         2.49       AA+/Baa3   JP Morgan Mortgage Trust 2004-A1,
                                           Floating Rate Note, 2/25/34                $    373,683
     192,739         2.26       AA+/Baa2   JP Morgan Mortgage Trust 2004-A5,
                                           Floating Rate Note, 12/25/34                    193,599
     150,150                     B+/Baa3   JP Morgan Mortgage Trust 2004-S1,
                                           5.0%, 9/25/34                                   156,382
     651,630         5.04        BBB+/NR   JP Morgan Mortgage Trust 2005-A3,
                                           Floating Rate Note, 6/25/35                     648,943
     300,216         2.21      BBB+/Baa3   JP Morgan Mortgage Trust 2005-A4,
                                           Floating Rate Note, 7/25/35                     300,888
      18,972                     NR/Caa3   JP Morgan Mortgage Trust 2006-S3,
                                           6.0%, 8/25/36 (c)                                   716
     375,000         1.68        AA+/Aaa   KKR Financial CLO 2007-1, Ltd.,
                                           Floating Rate Note, 5/15/21 (144A)              367,936
     705,066         4.50       BBB/Baa2   La Hipotecaria Panamanian Mortgage
                                           Trust 2007-1, Floating Rate Note,
                                           12/23/36 (144A)                                 729,743
     241,883         0.73        AAA/Aaa   Lanark Master Issuer Plc, Floating Rate
                                           Note, 12/22/54 (144A)                           240,816
      31,737                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2004-C1, 4.568%, 1/15/31                         32,644
   1,455,000         5.20          NR/A1   LB-UBS Commercial Mortgage Trust
                                           2005-C2 REMICS, Floating Rate Note,
                                           4/15/30                                       1,485,546
     496,945                     AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2005-C3, 4.739%, 7/15/30                        505,276
   2,455,809         5.20         AAA/NR   LB-UBS Commercial Mortgage Trust
                                           2005-C7 REMICS, Floating Rate Note,
                                           11/15/30 (144A)                               2,512,715
   1,615,000                      AAA/NR   LB-UBS Commercial Mortgage Trust
                                           2006-C1 REMICS, 5.156%, 2/15/31               1,679,639
      97,174         6.32        AAA/Aaa   LB-UBS Commercial Mortgage Trust
                                           2008-C1, Floating Rate Note, 4/15/41            100,568
     226,557         1.10         A+/Aa1   Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2007-3
                                           Class 1A4, Floating Rate Note,
                                           10/25/37 (144A)                                 225,026
     404,737         1.20         A+/Aa1   Lehman Brothers Small Balance
                                           Commercial Mortgage Trust 2007-3,
                                           Floating Rate Note, 10/25/37 (144A)             392,317
     560,490         0.38        AA-/Aa1   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           4/25/31 (144A)                                  518,999
     678,252         0.38        AA-/Aa1   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           4/25/31 (144A)                                  613,650

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     613,365         0.40         A+/Aa1   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           9/25/30 (144A)                             $    574,916
     339,476         0.68         A-/Ba1   Lehman Brothers Small Balance
                                           Commercial, Floating Rate Note,
                                           9/25/30 (144A)                                  242,935
       1,134                      AAA/NR   MASTR Alternative Loan Trust 2004-13,
                                           4.5%, 1/25/15                                     1,132
     681,995         0.50        BBB-/NR   MASTR Alternative Loan Trust 2005-1,
                                           Floating Rate Note, 2/25/35                     664,967
      80,343         0.56         AA+/NR   MASTR Asset Securitization Trust
                                           2003-6, Floating Rate Note, 7/25/18              77,154
     160,797         6.62          A-/NR   MASTR Seasoned Securitization Trust
                                           2005-1, Floating Rate Note, 9/25/32             170,249
     237,938         0.64       AA+/Baa1   Mellon Residential Funding Corp.,
                                           Mortgage Pass-Through Trust Series
                                           2000 TBC2, Floating Rate Note, 6/15/30          232,902
     392,800         2.35         BBB/B1   Merrill Lynch Mortgage Investors Trust
                                           Series 2005-2, Floating Rate Note,
                                           10/25/35                                        398,074
   1,360,603         0.42         AA+/A3   Merrill Lynch Mortgage Investors Trust
                                           Series 2005-A3, Floating Rate Note,
                                           4/25/35                                       1,300,363
     789,551         0.90        A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-A, Floating Rate
                                           Note, 3/25/28                                   777,945
     398,856         1.15      BBB+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-A, Floating Rate
                                           Note, 3/25/28                                   397,544
     502,834         0.82        BB/Baa1   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-C REMICS, Floating
                                           Rate Note, 6/25/28                              483,112
     372,462         1.03        BB/Baa1   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-C, Floating Rate
                                           Note, 6/25/28                                   375,666
     480,861         0.78       BBB/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-E, Floating Rate
                                           Note, 10/25/28                                  476,542
      52,732         1.89        A+/Baa3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-G, Floating Rate
                                           Note, 1/25/29                                    52,856
     379,641         0.80       AA+/Baa2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2003-H, Floating Rate
                                           Note, 1/25/29                                   378,445
     598,860         0.62        A+/Baa1   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-A REMICS, Floating
                                           Rate Note, 4/25/29                              576,807

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 45

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     267,480         0.66        AA/Baa1   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-B, Floating Rate
                                           Note, 5/25/29                              $    265,345
     517,811         0.72         AA/Ba1   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-C, Floating Rate
                                           Note, 7/25/29                                   483,052
     893,352         0.72         A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-G, Floating Rate
                                           Note, 1/25/30                                   851,149
     233,753         0.93         A+/Ba2   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2004-G, Floating Rate
                                           Note, 1/25/30                                   228,686
     532,745         0.62        AA+/Ba3   Merrill Lynch Mortgage Investors Trust
                                           Series MLCC 2005-A, Floating Rate
                                           Note, 3/25/30                                   524,159
     109,745         2.47        BBB+/NR   Merrill Lynch Mortgage Investors Trust
                                           Series MLMI 2005-A2, Floating Rate
                                           Note, 2/25/35                                   110,659
      69,878         4.86         NR/Aaa   Merrill Lynch Mortgage Trust 2004-KEY2,
                                           Floating Rate Note, 8/12/39                      69,814
     410,390         4.95         NR/Aa2   Merrill Lynch Mortgage Trust 2004-KEY2,
                                           Floating Rate Note, 8/12/39                     409,969
     630,000         5.05         NR/Aaa   Merrill Lynch Mortgage Trust 2005-CIP1,
                                           Floating Rate Note, 7/12/38                     645,154
   1,999,640         5.46        AAA/Aaa   Merrill Lynch Mortgage Trust 2005-CKI1,
                                           Floating Rate Note, 11/12/37                  2,070,542
   1,511,863         5.29        AAA/Aaa   Merrill Lynch Mortgage Trust 2005-LC1,
                                           Floating Rate Note, 1/12/44                   1,577,685
     471,445         0.84        A-/Baa1   MLCC Mortgage Investors, Inc., Floating
                                           Rate Note, 4/25/28                              458,082
     868,625         0.42         AA+/A3   Morgan Stanley Mortgage Loan Trust
                                           2005-5AR, Floating Rate Note, 9/25/35           860,699
     516,660         0.44         AA+/A3   Morgan Stanley Mortgage Loan Trust
                                           2005-6AR, Floating Rate Note,
                                           11/25/35                                        509,074
     499,361         0.42         AA+/A2   Morgan Stanley Mortgage Loan Trust
                                           2005-6AR, Floating Rate Note,
                                           11/25/35                                        496,967
     460,192         0.94       AA+/Baa1   MortgageIT Trust 2004-1, Floating Rate
                                           Note, 11/25/34                                  448,480
     666,146         0.90         AA+/A2   MortgageIT Trust 2004-2, Floating Rate
                                           Note, 12/25/34                                  654,363
     203,573                      AA+/NR   NCUA Guaranteed Notes Trust REMICS,
                                           1.6%, 10/29/20                                  204,390
     395,354         0.69         NR/Aaa   NCUA Guaranteed Notes Trust REMICS,
                                           Floating Rate Note, 3/2/21                      396,296

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     530,000                      AAA/NR   New Residential Advance Receivables
                                           Trust Advance Receivables Backed
                                           2014-T1, 1.2736%, 3/15/45 (144A)           $    530,742
     302,576         0.47        AAA/Aaa   NewStar Commercial Loan Trust 2007-1,
                                           Floating Rate Note, 9/30/22 (144A)              297,335
     345,762         1.36        AAA/Aaa   NorthStar 2012-1 Mortgage Trust,
                                           Floating Rate Note, 8/27/29 (144A)              346,094
     200,000         4.40       BBB/Baa3   NorthStar 2012-1 Mortgage Trust,
                                           Floating Rate Note, 8/27/29 (144A)              202,180
     738,185         2.00         NR/Aaa   NorthStar 2013-1, Floating Rate Note,
                                           8/27/29 (144A)                                  738,473
   1,343,922         0.46       BBB+/Ba2   Opteum Mortgage Acceptance Corp., Trust
                                           2005-4, Floating Rate Note, 11/25/35          1,274,085
      23,840         0.46        AAA/Aa2   Opteum Mortgage Acceptance Corp.,
                                           Asset Backed Pass-Through Certificates
                                           2005-1, Floating Rate Note, 2/25/35              23,839
      66,124         0.40        BB+/Ba3   Opteum Mortgage Acceptance Corp.,
                                           Asset Backed Pass-Through Certificates
                                           2005-5, Floating Rate Note, 12/25/35             65,488
     494,286                       NR/NR   ORES 2014-LV3 LLC, 3.0%, 3/27/24
                                           (144A)                                          494,311
     229,150                       NR/NR   ORES NPL 2013-LV2 LLC, 3.081%,
                                           9/25/25 (144A)                                  229,150
      90,612                       NR/A2   PHH Mortgage Capital LLC, 6.6%,
                                           12/25/27 (Step) (144A)                           91,738
   1,370,000                       NR/NR   Progreso Receivables Funding II LLC,
                                           3.5%, 7/8/19 (144A)                           1,370,000
     452,034                    BB+/Caa1   RAAC Series 2004-SP2 Trust, 6.0%,
                                           1/25/32                                         460,518
     234,362         0.70        NR/Baa3   RALI Series 2002-QS16 Trust, Floating
                                           Rate Note, 10/25/17                             224,197
     301,487                   BBB+/Baa3   RALI Series 2003-QR24 Trust REMICS,
                                           4.0%, 7/25/33                                   303,437
     759,785                   BBB-/Baa3   RALI Series 2003-QR24 Trust REMICS,
                                           4.0%, 7/25/33                                   768,793
     698,287         0.66        BB-/Ba3   RALI Series 2003-QS11 Trust, Floating
                                           Rate Note, 6/25/33                              664,831
      39,420                      NR/Ba3   RALI Series 2003-QS14 Trust, 5.0%,
                                           7/25/18                                          40,092
     173,650                      BB/Ba3   RALI Series 2003-QS15 Trust, 5.5%,
                                           8/25/33                                         180,449
     452,826         0.80        BBB+/NR   RALI Series 2003-QS6 Trust, Floating
                                           Rate Note, 3/25/33                              431,085
     483,045         0.60         NR/Ba2   RALI Series 2003-QS9 Trust, Floating
                                           Rate Note, 5/25/18                              468,069

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 47

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     531,808                   BBB-/Baa3   RALI Series 2004-QR1 Trust, 5.25%,
                                           10/25/34                                   $    536,188
     112,934                   BBB+/Baa2   RALI Series 2004-QS1 Trust, 4.25%,
                                           1/25/34                                         113,192
      32,417         0.70      BBB+/Baa2   RALI Series 2004-QS1 Trust, Floating
                                           Rate Note, 1/25/34                               32,385
     230,862                       NR/B3   RALI Series 2004-QS16 Trust, 5.5%,
                                           12/25/34                                        234,607
     234,867                     BB+/Ba3   RALI Series 2004-QS5 Trust, 4.75%,
                                           4/25/34                                         241,252
      99,770         0.76        BB+/Ba3   RALI Series 2004-QS5 Trust, Floating
                                           Rate Note, 4/25/34                               98,205
      91,448         6.28        BBB+/NR   RAMP Series 2004-SL4 Trust, Floating
                                           Rate Note, 5/25/18                               92,779
   1,717,200                      NR/Aaa   RBS Greenwich Capital Mortgage Loan
                                           Trust, 3.686%, 4/15/24 (144A)                 1,732,947
     250,000         5.01         NR/Aa3   RBS Greenwich Capital Mortgage Loan
                                           Trust, Floating Rate Note, 4/15/24
                                           (144A)                                          254,770
     907,729         0.65          NR/NR   RBSSP Resecuritization Trust 2009-5,
                                           Floating Rate Note, 8/26/37 (144A)              870,190
     268,442         0.48        AAA/Aaa   Regatta Funding, Ltd., Floating Rate
                                           Note, 6/15/20 (144A)                            266,716
     585,558         1.56         B-/Ba3   RESI Finance LP, Floating Rate Note,
                                           9/10/35 (144A)                                  509,858
     500,000         0.00         AAA/NR   RESI MAC, 2014-1A, Floating Rate Note,
                                           6/12/19                                         500,137
   1,429,962         0.56        BBB+/NR   Residential Asset Securitization Trust
                                           2003-A2, Floating Rate Note, 5/25/33          1,317,811
     344,938                        B/NR   Residential Asset Securitization Trust
                                           2004-A9, 5.75%, 12/25/34                        360,396
     163,404                       NR/B3   RFMSI Series 2005-S5 Trust, 5.25%,
                                           7/25/35                                         168,668
     194,605                     NR/Baa3   RREF 2013 LT2 LLC, 2.8331%,
                                           5/22/28 (144A)                                  194,830
   1,019,904                       NR/NR   Selene Non-Performing Loans LLC,
                                           2.9814%, 5/25/54 (Step) (144A)                1,019,913
     225,082         0.78       AA+/Baa3   Sequoia Mortgage Trust 2003-5, Floating
                                           Rate Note, 9/20/33                              220,389
     224,747         0.48        A+/Baa3   Sequoia Mortgage Trust 2004-10,
                                           Floating Rate Note, 11/20/34                    214,468
   1,643,872         0.43         A/Baa3   Sequoia Mortgage Trust 2004-12
                                           REMICS, Floating Rate Note, 1/20/35           1,577,277
     282,136         0.62        AA/Baa3   Sequoia Mortgage Trust 2004-12
                                           REMICS, Floating Rate Note, 1/20/35             262,325

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     255,052         1.75        AA+/Ba1   Sequoia Mortgage Trust 2004-7, Floating
                                           Rate Note, 8/20/34                         $    257,722
     672,093         0.50        A+/Baa2   Sequoia Mortgage Trust 2004-9, Floating
                                           Rate Note, 10/20/34                             643,913
     500,006         0.58        AA+/Ba1   Sequoia Mortgage Trust 2005-1, Floating
                                           Rate Note, 2/20/35                              485,884
     371,575         2.25         NR/Aaa   Sequoia Mortgage Trust 2013-8, Floating
                                           Rate Note, 6/25/43                              351,980
     148,494         3.00         NR/Aaa   Sequoia Mortgage Trust 2013-8, Floating
                                           Rate Note, 6/25/43                              145,123
     516,386                        A/NR   SilverLeaf Finance XVII LLC, 2.71%,
                                           3/16/26 (144A)                                  511,853
     290,000         1.88        AAA/Aaa   Silverstone Master Issuer Plc, Floating
                                           Rate Note, 1/21/55 (144A)                       298,400
     630,000                       NR/A2   Small Business Administration
                                           Participation Certificates, 2.24%,
                                           4/15/43 (144A)                                  623,640
     222,549         2.22         AAA/NR   Springleaf Mortgage Loan Trust 2012-2,
                                           Floating Rate Note, 10/25/57 (144A)             225,799
     611,223         1.46         AAA/NR   Starwood Property Mortgage Trust
                                           2013-FV1, Floating Rate Note, 8/11/28
                                           (144A)                                          611,556
     155,534         2.86         BB/Ba2   Structured Adjustable Rate Mortgage
                                           Loan Trust Class 1A1, Floating Rate
                                           Note, 3/25/34                                   156,906
      79,879         4.59       BBB+/Ba2   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note,
                                           11/25/34                                         78,940
   1,023,323         1.01        NR/Baa3   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note,
                                           11/25/34                                        949,094
     499,648         0.50        A+/Baa2   Structured Adjustable Rate Mortgage
                                           Loan Trust, Floating Rate Note, 8/25/35         479,481
     414,982         0.82       AA+/Baa1   Structured Asset Mortgage Investments II
                                           Trust 2004-AR5, Floating Rate Note,
                                           10/19/34                                        394,787
   1,415,587         0.84       AA+/Baa1   Structured Asset Mortgage Investments II
                                           Trust 2004-AR8, Floating Rate Note,
                                           5/19/35                                       1,386,635
     598,823         3.56       CCC/Caa3   Structured Asset Mortgage Investments II
                                           Trust 2005-AR2, Floating Rate Note,
                                           5/25/45                                         488,106
     144,374         0.66         AA+/A1   Structured Asset Mortgage Investments II
                                           Trust 2005-F1 REMICS, Floating Rate
                                           Note, 8/26/35                                   143,213
     406,896         1.06        AA+/Ba1   Structured Asset Mortgage Investments
                                           Trust 2002-AR5, Floating Rate Note,
                                           5/19/33                                         399,158

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 49

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
     179,404         2.69        A+/Baa3   Structured Asset Securities Corp.,
                                           Mortgage Certificates Series 2003-31A,
                                           Floating Rate Note, 10/25/33               $    179,161
     176,513                   BBB+/Baa3   Structured Asset Securities Corp.,
                                           Mortgage Loan Trust 2005-2XS, 4.65%,
                                           2/25/35 (Step)                                  179,737
     986,357         2.45         A+/Ba2   Structured Asset Securities Corp.,
                                           Mortgage Pass-Through Certificates
                                           Series 2003-24A, Floating Rate Note,
                                           7/25/33                                         983,255
     330,932         0.66        A+/Baa3   Structured Asset Securities Corp.,
                                           Mortgage Pass-Through Certificates
                                           Series 2003-35, Floating Rate Note,
                                           12/25/33                                        326,660
     134,811         2.15        NR/Baa2   Thornburg Mortgage Securities Trust
                                           2003-3, Floating Rate Note, 6/25/43             134,848
     228,727         1.60         AAA/A1   Thornburg Mortgage Securities Trust
                                           2004-1, Floating Rate Note, 3/25/44             228,892
   1,106,395         0.90      BBB+/Baa3   Thornburg Mortgage Securities Trust
                                           2004-3, Floating Rate Note, 9/25/34           1,080,310
     249,513         1.95      BBB+/Baa3   Thornburg Mortgage Securities Trust
                                           2004-4, Floating Rate Note, 12/25/44            247,205
     753,735         1.64       AA+/Baa3   Thornburg Mortgage Securities Trust
                                           Class II2A, Floating Rate Note, 3/25/44         745,834
     230,845         1.77       AAA/Baa3   Thornburg Mortgage Securities Trust
                                           Class II4A, Floating Rate Note, 3/25/44         224,402
     525,000                     AAA/Aa1   TimberStar Trust 1 REMICS, 5.668%,
                                           10/15/36 (144A)                                 566,600
     487,000         4.16       BBB/Baa2   Trafigura Securitisation Finance Plc,
                                           Floating Rate Note, 10/15/15 (144A)             490,249
   1,690,934                       NR/NR   Vericrest Opportunity Loan Transferee
                                           2014-NPL4 LLC, 3.125%, 4/27/54
                                           (Step) (144A)                                 1,690,880
     913,926                       NR/NR   VFC 2014-2 LLC, 2.75%, 7/20/30
                                           (144A)                                          915,093
     380,379                       NR/NR   VOLT XX LLC, 3.625%, 2/1/39 (Step)
                                           (144A)                                          382,455
     408,207                       NR/NR   VOLT XXIII LLC, 3.625%, 11/25/53
                                           (Step)                                          409,422
     491,968                       NR/NR   VOLT XXIV LLC, 3.25%, 11/25/53 (Step)           492,951
     147,151         4.85        AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C16, Floating Rate
                                           Note, 10/15/41                                  147,474
   1,697,198         5.08        AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C17, Floating Rate
                                           Note, 3/15/42                                 1,712,009

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage
                                           Finance -- (continued)
   1,506,334                     AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C18, 4.935%,
                                           4/15/42                                    $  1,518,543
   2,193,293         5.12        AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C20 REMICS, Floating
                                           Rate Note, 7/15/42                            2,248,145
     519,139         5.41        AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C21, Floating Rate
                                           Note, 10/17/44                                  537,283
   1,000,000         5.28        AAA/Aaa   Wachovia Bank Commercial Mortgage
                                           Trust Series 2005-C22 REMICS,
                                           Floating Rate Note, 12/15/44                  1,038,348
     272,000         5.66        BB-/Ba3   Wachovia Bank Commercial Mortgage
                                           Trust Series 2006-C24, Floating Rate
                                           Note, 3/15/45                                   277,044
     399,393         1.52        AA+/Ba3   WaMu Mortgage Pass-Through
                                           Certificates Series 2002-AR6 Trust,
                                           Floating Rate Note, 6/25/42                     387,194
   1,167,590         2.41        A+/Baa1   WaMu Mortgage Pass-Through
                                           Certificates Series 2003-AR9 Trust,
                                           Floating Rate Note, 9/25/33                   1,208,959
     644,430                      AA+/NR   WaMu Mortgage Pass-Through
                                           Certificates Series 2003-S10, 5.0%,
                                           10/25/18                                        663,563
     453,135         0.98         AA+/A1   Wells Fargo Alternative Loan 2005-2
                                           Trust, Floating Rate Note, 10/25/35             449,665
     690,000         1.18         AAA/NR   Wells Fargo Commercial Mortgage Trust
                                           2014-TISH, Floating Rate Note,
                                           2/16/27 (144A)                                  690,000
     251,605         4.92         NR/Ba2   Wells Fargo Mortgage Backed Securities
                                           2005-AR6 Trust, Floating Rate Note,
                                           4/25/35                                         254,246
      30,884                    AA+/Baa1   Wells Fargo Mortgage Backed Securities
                                           2006-16 Trust, 5.0%, 11/25/36                    31,969
     183,106         2.62       BBB+/Ba3   Wells Fargo Mortgage Backed Securities
                                           Trust, Floating Rate Note, 8/25/34              181,242
     430,643         0.45        AAA/Aaa   Westwood CDO II, Ltd., Floating Rate
                                           Note, 4/25/22 (144A)                            426,667
                                                                                      ------------
                                                                                      $181,140,269
                                                                                      ------------
                                           Total Banks                                $182,065,689
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 3.1%
                                           Other Diversified Financial
                                           Services -- 2.0%
     700,000         2.10          NR/A2   Colony American Homes 2014-1,
                                           Floating Rate Note, 5/19/31 (144A)         $    686,738
   2,075,000         5.28          A+/A2   Commercial Mortgage Trust 2005-GG5,
                                           Floating Rate Note, 4/10/37                   2,159,913

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 51

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
     399,000         2.10        BBB-/NR   Del Coronado Trust 2013-DEL, Floating
                                           Rate Note, 3/16/26 (144A)                  $    397,833
     261,153         0.58         A+/Aa2   GE Business Loan Trust 2003-1, Floating
                                           Rate Note, 4/15/31 (144A)                       252,306
     522,675         0.38        AA-/Aa1   GE Business Loan Trust 2004-2, Floating
                                           Rate Note, 12/15/32 (144A)                      512,450
     703,634         0.40         A+/Aa3   GE Business Loan Trust 2005-1, Floating
                                           Rate Note, 6/15/33 (144A)                       673,072
     538,617         0.32         A+/Aa3   GE Business Loan Trust 2007-1, Floating
                                           Rate Note, 4/16/35 (144A)                       507,349
     500,000         2.91      BBB-/Baa3   Hilton USA Trust 2013-HLF, Floating Rate
                                           Note, 11/5/30 (144A)                            500,632
     175,000         1.66        AA-/Aa3   Hilton USA Trust 2013-HLF, Floating Rate
                                           Note, 11/5/30 (144A)                            175,111
     626,956         5.30        BBB+/NR   Morgan Stanley Capital I Trust 2004-IQ8,
                                           Floating Rate Note, 6/15/40                     628,682
   1,250,000         5.07        BBB-/NR   Morgan Stanley Capital I Trust 2005-HQ6
                                           REMICS, Floating Rate Note, 8/13/42           1,282,179
   1,815,000                      AAA/NR   Morgan Stanley Capital I Trust 2005-HQ6,
                                           4.989%, 8/13/42                               1,848,570
     695,217         5.23        AAA/Aaa   Morgan Stanley Capital I Trust 2005-IQ10,
                                           Floating Rate Note, 9/15/42                     716,929
     340,226                      AAA/NR   Morgan Stanley Capital I Trust
                                           2005-TOP17, 4.78%, 12/13/41                     341,149
   1,893,164                      AAA/NR   Morgan Stanley Capital I Trust
                                           2005-TOP19, 4.89%, 6/12/47                    1,935,883
     425,000         0.28         A+/Aa1   Morgan Stanley Capital I, Inc., Floating
                                           Rate Note, 10/15/20 (144A)                      424,241
     207,187                       A+/A3   Nomura Asset Acceptance Corp.,
                                           Alternative Loan Trust Series 2003-A3,
                                           5.5%, 8/25/33 (Step)                            216,257
   1,000,000         2.31          NR/NR   Resource Capital Corp., CRE
                                           Notes 2013, Ltd., Floating Rate
                                           Note, 6/15/16 (144A)                          1,008,085
                                                                                      ------------
                                                                                      $ 14,267,379
--------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
     100,000         1.73        AAA/Aaa   Fosse Master Issuer Plc, Floating Rate
                                           Note, 10/18/54 (144A)                      $    101,563
     750,000         0.83        AA+/Aaa   T2 Income Fund CLO, Ltd., Floating Rate
                                           Note, 7/15/19 (144A)                            740,296
                                                                                      ------------
                                                                                      $    841,859
--------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.1%
     665,000         1.60         NR/Aa2   American Homes 4 Rent 2014-SFR1,
                                           Floating Rate Note, 6/17/31                $    654,466
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Investment Banking &
                                           Brokerage -- 0.9%
   1,450,000         5.37        AAA/Aaa   Banc of America Commercial Mortgage
                                           Trust 2006-1, Floating Rate Note,
                                           9/10/45                                    $  1,516,894
   1,214,176         5.40         AAA/NR   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-PWR10, Floating
                                           Rate Note, 12/11/40                           1,258,037
   1,889,539                     AAA/Aaa   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-PWR9, 4.871%,
                                           9/11/42                                       1,943,394
   1,905,000         5.29         NR/Aaa   Bear Stearns Commercial Mortgage
                                           Securities Trust 2005-TOP20, Floating
                                           Rate Note, 10/12/42                           1,970,044
     111,806                      NR/Aaa   Morgan Stanley Dean Witter Capital I
                                           Trust 2001-TOP3, 6.79%, 7/15/33                 116,707
                                                                                      ------------
                                                                                      $  6,805,076
                                                                                      ------------
                                           Total Diversified Financials               $ 22,568,780
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.2%
                                           Retail REIT -- 0.2%
   1,480,000         1.20         NR/Aaa   Resource Capital Corp., 2014-CRE2, Ltd.,
                                           Floating Rate Note, 4/15/32 (144A)         $  1,480,000
                                                                                      ------------
                                           Total Real Estate                          $  1,480,000
--------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 11.8%
   3,396,608         3.74        AA+/Aa1   Fannie Mae Grantor Trust 2001-T1,
                                           Floating Rate Note, 10/25/25               $  3,252,966
     254,410         2.20        AA+/Aaa   Fannie Mae Trust 2005-W4, Floating
                                           Rate Note, 6/25/45                              263,632
     800,322         0.42        AA+/Aaa   Fannie Mae Whole Loan, Floating Rate
                                           Note, 11/25/46                                  800,130
     101,289                       NR/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, 3.5%, 10/15/18                          105,279
     160,825                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, 3.5%, 6/15/28                           164,377
      18,962                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, 4.0%, 12/15/22                           19,045
      36,888                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, 5.0%, 6/15/34                            37,130
      83,368                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, 5.5%, 10/15/35                           85,164
      90,029         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 1/15/36              90,155
   1,093,318         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 1/15/37           1,092,092
     188,788         0.36        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 10/15/20            189,041
     316,425         0.74        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 10/15/37            318,759

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 53

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
     248,254         0.50        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 11/15/36       $    248,181
     113,885         0.50        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 11/15/36            113,900
      52,921         0.40        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 11/15/36             52,858
     583,594         0.53        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 11/15/37            584,745
     171,820         0.56        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 12/15/32            172,318
     256,022         0.56        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 12/15/32            256,765
     395,101         0.48        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 12/15/35            394,872
     602,164         0.44        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 12/15/36            601,838
     283,776         0.86         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 12/15/39            287,491
     285,889         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/30             285,610
     262,736         1.16        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/32             270,442
     286,389         0.56        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/33             288,200
     174,527         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/36             174,087
     193,733         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/37             193,257
     160,602         0.46         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/39             160,973
     400,679         0.66         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/41             401,504
     214,112         0.70        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 2/15/42             216,370
     197,160         1.16        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 3/15/32             202,602
     330,758         1.16        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 3/15/32             340,206
     969,601         0.56         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 3/15/38             973,547
     821,349         0.56        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 3/15/41             822,808
     265,072         0.70        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 4/15/27             268,142
     162,233         0.66        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 4/15/28             164,051

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
     158,942         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 4/15/36        $    159,228
     524,835         0.57         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 4/15/41             526,130
     168,072         0.56        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 5/15/36             168,518
     312,606         0.34        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 5/15/36             312,792
     127,896         0.56         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 5/15/41             128,166
     145,834         0.57        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 6/15/36             146,167
     348,017         0.58         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 6/15/41             348,902
     201,369         0.56         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 7/15/23             202,208
     268,380         0.66        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 7/15/36             269,681
     126,286         0.76        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 8/15/18             127,404
     722,309         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 8/15/25             724,200
     329,403         0.40        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 8/15/25             329,320
     145,746         0.36        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 8/15/26             146,389
      99,987         0.40        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 8/15/35              99,774
     297,081         0.40        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 8/15/36             296,185
     238,506         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 9/15/26             238,957
     215,999         0.60        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           REMICS, Floating Rate Note, 9/15/33             216,749
     178,416                       NR/NR   Federal Home Loan Mortgage Corp.,
                                           3.5%, 8/15/28                                   185,271
     314,396                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.0%, 1/15/34                                   328,077
     173,976                       NR/NR   Federal Home Loan Mortgage Corp.,
                                           4.0%, 5/15/37                                   176,480
     202,897                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.0%, 4/15/32                                   204,332
      58,698                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.75%, 2/15/34                                   58,889
     359,834         0.60        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 2/17/32                     362,938

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 55

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
     512,464         0.50          NR/NR   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 3/15/30                $    514,223
     118,154         0.30        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 7/15/19                     118,192
     390,567         0.66        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 7/15/28                     394,415
     251,147         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 8/15/19                     251,948
   1,862,563         0.66         AA+/NR   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 1/15/33                   1,872,846
     243,703         0.40        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 1/15/35                     243,896
     113,296         0.48        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/15/36                    113,196
     337,517         0.72        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 3/15/32                     341,643
     939,605         0.55          NR/NR   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 3/15/41                     944,106
     949,559         0.46        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 4/15/33                     953,494
     733,592         0.50          NR/NR   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 4/15/36                     733,648
     958,581         3.34        AA+/Aaa   Federal National Mortgage Association
                                           2004-T2, Floating Rate Note, 7/25/43            994,316
     557,726                     AA+/Aaa   Federal National Mortgage Association
                                           2006-48-T, 5.5%, 12/25/34                       571,375
     190,396                      AA+/NR   Federal National Mortgage Association
                                           REMICS, 1.5%, 11/25/20                          191,909
     323,682                      AA+/NR   Federal National Mortgage Association
                                           REMICS, 1.75%, 12/25/22                         326,423
     908,192                      AA+/NR   Federal National Mortgage Association
                                           REMICS, 3.0%, 1/25/21                           940,074
     187,433                      AA+/NR   Federal National Mortgage Association
                                           REMICS, 3.0%, 4/25/40                           193,313
     307,573                       NR/NR   Federal National Mortgage Association
                                           REMICS, 3.5%, 10/25/39                          321,576
   2,000,000                     AA+/Aaa   Federal National Mortgage Association
                                           REMICS, 4.0%, 5/25/29                         2,112,564
      47,956                     AA+/Aaa   Federal National Mortgage Association
                                           REMICS, 4.0%, 6/25/37                            48,221
      22,158                     AA+/Aaa   Federal National Mortgage Association
                                           REMICS, 5.0%, 9/25/39                            23,102
      43,385                     AA+/Aaa   Federal National Mortgage Association
                                           REMICS, 6.0%, 3/25/35                            43,994
     121,472                     AA+/Aaa   Federal National Mortgage Association
                                           REMICS, 6.0%, 6/25/29                           133,991

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
      77,390         0.80         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 1/18/32        $     78,582
     325,186         1.00         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 1/25/24             326,619
     105,487         0.66        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 1/25/33             106,319
   1,810,300         0.50        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 1/25/34           1,810,316
     202,281         0.46        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 10/25/35            202,085
     469,814         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 10/25/36            471,263
     208,191         1.38        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 10/25/38            214,651
   1,375,920         0.36        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 10/27/37          1,372,951
     476,919         1.16        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 11/18/32            490,066
     333,252         0.52        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 11/25/36            333,710
     529,462         0.86         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 11/25/39            535,304
     105,665         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 12/18/32            105,789
     178,394         1.06        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 12/25/31            182,791
     769,718         0.66        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 12/25/32            776,748
     206,565         0.78        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 12/25/37            208,899
     251,315         0.50        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 2/25/33             252,695
     197,019         0.46        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 2/25/35             196,820
     209,114         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 2/25/37             208,406
     215,005         0.36        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 2/25/37             213,890
     187,939         0.60         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 2/25/38             188,645
     171,665         0.66         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/24             173,334
     297,241         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/34             298,056
     229,837         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/34             230,349

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 57

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
     279,985         0.50        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/35        $    280,519
     674,924         0.38        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/35             673,798
   1,305,310         0.46        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/36           1,307,032
     237,316         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/37             236,920
     299,844         0.52        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/37             299,848
     151,350         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/37             150,785
     319,513         0.50        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 3/25/37             319,579
     620,136         1.06        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 4/25/32             633,841
     663,252         1.16        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 4/25/32             682,312
      83,271         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 4/25/34              83,862
     361,007         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 4/25/36             360,057
     734,301         0.66        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 5/18/32             742,553
     171,576         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 5/25/17             172,059
     112,545         0.66        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 5/25/33             113,438
     246,707         0.50        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 5/25/36             246,802
     282,287         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 5/25/37             282,616
     362,440         0.70         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 5/25/40             364,424
     718,126         0.46        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 6/25/35             718,336
     258,454         0.60        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 6/25/36             259,406
     297,243         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 6/25/37             295,975
     106,530         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 6/25/37             106,167
     359,405         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 6/25/37             358,114
     186,985         0.66        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 6/25/38             188,047

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
     117,916         0.56        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 7/25/34        $    118,725
     174,066         0.46        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 7/25/35             173,637
     412,171         0.40        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 7/25/35             413,022
     372,995         1.06        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 7/25/38             381,177
     492,149         0.57        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 8/25/36             494,407
     351,473         0.46         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 8/25/40             351,862
     573,714         0.66        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/33             577,168
     191,319         0.50        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/36             191,345
     244,011         0.72        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/36             246,284
     113,792         0.60        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/37             114,429
     353,241         0.72        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/37             355,544
     377,979         0.74        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/37             381,604
      94,941         0.72        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/37              95,552
     117,334         0.70         AA+/NR   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/39             118,045
     470,711         0.70        AA+/Aaa   Federal National Mortgage Association
                                           REMICS, Floating Rate Note, 9/25/41             475,066
     243,559                       NR/NR   Federal National Mortgage Association,
                                           2.5%, 4/25/36                                   248,476
     511,945                      AA+/NR   Federal National Mortgage Association,
                                           2.75%, 6/25/20                                  526,753
     277,354                       NR/NR   Federal National Mortgage Association,
                                           3.0%, 6/25/39                                   283,967
     503,652                       NR/NR   Federal National Mortgage Association,
                                           3.5%, 1/25/24                                   511,920
     297,493                      AA+/NR   Federal National Mortgage Association,
                                           3.5%, 3/25/28                                   306,091
     302,467                     AA+/Aaa   Federal National Mortgage Association,
                                           3.5%, 7/25/24                                   314,480
     308,612                       NR/NR   Federal National Mortgage Association,
                                           4.5%, 10/25/38                                  316,258
     275,005                      AA+/NR   Federal National Mortgage Association,
                                           4.5%, 3/25/37                                   278,293

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 59

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
   1,121,149                      AA+/NR   Federal National Mortgage Association,
                                           4.5%, 6/25/40                              $  1,193,854
     286,529                      AA+/NR   Federal National Mortgage Association,
                                           4.5%, 8/25/27                                   291,433
     297,532                     AA+/Aaa   Federal National Mortgage Association,
                                           5.0%, 6/25/32                                   299,719
     312,357                     AA+/Aaa   Federal National Mortgage Association,
                                           5.0%, 7/25/32                                   318,143
     216,190                     AA+/Aaa   Federal National Mortgage Association,
                                           5.0%, 8/25/22                                   218,162
     387,277         0.50        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 10/18/32                    389,498
     537,271         0.46        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 11/25/27                    538,763
     301,301         0.46        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 3/25/18                     301,396
      74,062         0.76          NR/NR   Federal National Mortgage Association,
                                           Floating Rate Note, 7/25/27                      74,258
     128,375         2.11         AA+/NR   Federal National Mortgage Association,
                                           Floating Rate Note, 9/25/22                     132,068
     403,717         1.00         AA+/NR   Federal National Mortgage Association,
                                           Floating Rate Note, 2/25/23                     411,429
     492,944         0.50        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 3/25/36                     493,110
   1,061,525         0.66        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 4/25/33                   1,066,723
     227,864         2.67        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 4/25/35                     241,852
     604,848         0.66        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 6/25/32                     610,753
     853,573         0.56        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 6/25/36                     855,506
   1,102,437         0.56        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 6/25/36                   1,102,180
     371,763         0.46        AA+/Aaa   Federal National Mortgage Association,
                                           Floating Rate Note, 8/25/35                     371,062
     999,944         1.10        AA+/Aaa   Freddie Mac REMICS, Floating Rate Note,
                                           2/15/32                                       1,026,879
     163,076         0.50        AA+/Aaa   Freddie Mac Strips, Floating Rate Note,
                                           12/15/36                                        163,035
     394,315         0.46        AA+/Aaa   Freddie Mac Strips, Floating Rate Note,
                                           8/15/36                                         394,208
     464,562         1.16          NR/A1   Freddie Mac Structured Agency Credit
                                           Risk Debt Notes, Floating Rate Note,
                                           2/25/24                                         462,388
     409,000         3.60          NR/A2   FREMF Mortgage Trust Class B, Floating
                                           Rate Note, 11/25/46 (144A)                      420,958

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
   2,974,498                     AA+/Aaa   Government National Mortgage
                                           Association REMICS, 2.0%, 1/16/46          $  2,981,610
   2,902,800                      AA+/NR   Government National Mortgage
                                           Association REMICS, 4.0%, 9/20/37             3,074,675
     153,594                     AA+/Aaa   Government National Mortgage
                                           Association, 3.0%, 12/20/38                     157,020
   1,479,473                      NR/Aaa   Government National Mortgage
                                           Association, 3.0%, 12/20/38                   1,517,880
     258,060                     AA+/Aaa   Government National Mortgage
                                           Association, 3.0%, 4/20/41                      268,307
      45,372                     AA+/Aaa   Government National Mortgage
                                           Association, 3.5%, 2/20/33                       45,408
     585,029                     AA+/Aaa   Government National Mortgage
                                           Association, 3.5%, 5/20/39                      606,465
     469,666                     AA+/Aaa   Government National Mortgage
                                           Association, 3.5%, 8/20/38                      488,009
      30,187                     AA+/Aaa   Government National Mortgage
                                           Association, 4.5%, 6/16/34                       30,224
     353,716                      NR/Aaa   Government National Mortgage
                                           Association, 5.0%, 1/20/16                      353,976
     117,025                     AA+/Aaa   Government National Mortgage
                                           Association, 5.0%, 4/20/36                      123,643
     188,185                     AA+/Aaa   Government National Mortgage
                                           Association, 5.0%, 5/20/35                      190,966
      65,516                     AA+/Aaa   Government National Mortgage
                                           Association, 5.0%, 7/20/31                       65,807
     288,849         0.40        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/16/35                                         287,057
     726,301         0.70        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/16/40                                         732,749
      88,556         0.61        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           1/20/34                                          88,577
     226,370         0.80        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/16/30                                         229,099
   1,911,783         1.02        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/16/53 (c)                                     145,200
     289,611         0.41        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/20/35                                         288,230
     232,744         0.66        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           2/20/38                                         235,085

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 61

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Government -- (continued)
   1,138,934         1.03        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           3/16/53 (c)                                $     82,392
     268,111         0.46        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/31                                         268,944
     150,062         0.66         AA+/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/32                                         151,011
     633,517         0.70        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           4/16/32                                         638,632
   1,865,698         1.06        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           8/16/52 (c)                                     122,298
     161,070         0.56        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           8/20/35                                         161,218
     650,464         0.46        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           8/20/40                                         643,413
   1,721,881         1.07        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           9/16/52 (c)                                     136,154
      97,371         0.46        AA+/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           9/20/33                                          97,404
                                                                                      ------------
                                                                                      $ 86,670,182
                                                                                      ------------
                                           Total Government                           $ 86,670,182
--------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $296,476,875)                        $295,424,377
--------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 31.0%
                                           ENERGY -- 1.9%
                                           Integrated Oil & Gas -- 0.5%
   1,000,000                        A/A1   ConocoPhillips Co., 1.05%, 12/15/17        $    990,440
     750,000                    BBB/Baa2   Hess Corp., 1.3%, 6/15/17                       749,410
     750,000         0.43         AA/Aa1   Shell International Finance BV, Floating
                                           Rate Note, 11/15/16                             752,642
   1,115,000         0.61        AA-/Aa1   Total Capital Canada, Ltd., Floating Rate
                                           Note, 1/15/16                                 1,120,261
                                                                                      ------------
                                                                                      $  3,612,753
--------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration &
                                           Production -- 0.5%
     430,000                   BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                           1.45%, 11/14/14                            $    430,882

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration &
                                           Production -- (continued)
     277,000         0.61      BBB+/Baa1   Canadian Natural Resources, Ltd.,
                                           Floating Rate Note, 3/30/16                $    277,804
     500,000                   BBB+/Baa1   Devon Energy Corp., 1.2%, 12/15/16              502,008
   1,500,000         0.68      BBB+/Baa1   Devon Energy Corp., Floating Rate
                                           Note, 12/15/15                                1,505,763
     651,000                    BBB/Baa1   Marathon Oil Corp., 0.9%, 11/1/15               652,640
     250,000                       A/Aa3   Ras Laffan Liquefied Natural Gas Co,
                                           Ltd. III, 5.5%, 9/30/14 (144A)                  250,938
     158,277                     NR/Baa2   Tengizchevroil Finance Co Sarl, 6.124%,
                                           11/15/14 (144A)                                 159,244
                                                                                      ------------
                                                                                      $  3,779,279
--------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.1%
     500,000                   BBB-/Baa3   GS Caltex Corp., 3.25%, 10/1/18
                                           (144A)                                     $    515,157
--------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage &
                                           Transportation -- 0.8%
     500,000         0.88        A-/Baa1   Enbridge, Inc., Floating Rate Note,
                                           10/1/16                                    $    502,585
     725,000                   BBB-/Baa3   Energy Transfer Partners LP, 5.95%,
                                           2/1/15                                          740,957
   1,000,000                   BBB+/Baa1   Enterprise Products Operating LLC,
                                           3.2%, 2/1/16                                  1,035,240
   1,010,000                   BBB+/Baa1   Enterprise Products Operating LLC,
                                           3.7%, 6/1/15                                  1,033,221
     650,000                       A-/A3   TransCanada PipeLines, Ltd., 0.75%,
                                           1/15/16                                         650,958
     490,000                       A-/A3   TransCanada PipeLines, Ltd., 0.875%,
                                           3/2/15                                          491,238
     690,000         0.91          A-/A3   TransCanada PipeLines, Ltd., Floating
                                           Rate Note, 6/30/16                              695,913
     750,000                    BBB/Baa2   Williams Partners LP, 3.8%, 2/15/15             760,070
                                                                                      ------------
                                                                                      $  5,910,182
                                                                                      ------------
                                           Total Energy                               $ 13,817,371
--------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.4%
                                           Fertilizers & Agricultural
                                           Chemicals -- 0.1%
   1,000,000                     BBB+/A3   Monsanto Co., 1.15%, 6/30/17               $    998,647
--------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.2%
     500,000         0.48          A+/A1   BHP Billiton Finance USA, Ltd., Floating
                                           Rate Note, 9/30/16                         $    500,729
     560,000         1.07          A-/A3   Rio Tinto Finance USA Plc, Floating Rate
                                           Note, 6/17/16                                   565,389
                                                                                      ------------
                                                                                      $  1,066,118
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 63

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Steel -- 0.1%
   1,000,000         1.39       BBB/Baa2   Glencore Funding LLC, Floating Rate
                                           Note, 5/27/16 (144A)                       $  1,005,553
                                                                                      ------------
                                           Total Materials                            $  3,070,318
--------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 1.4%
                                           Aerospace & Defense -- 0.3%
     586,000                   BBB-/Baa3   L-3 Communications Corp., 1.5%,
                                           5/28/17                                    $    583,208
     500,000                       A-/A2   Precision Castparts Corp., 1.25%,
                                           1/15/18                                         495,970
   1,050,000                        A/A2   The Boeing Co., 0.95%, 5/15/18                1,026,209
     500,000         0.73           A/A2   United Technologies Corp., Floating
                                           Rate Note, 6/1/15                               501,859
                                                                                      ------------
                                                                                      $  2,607,246
--------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.1%
     640,000                     A-/Baa1   Tyco Electronics Group SA, 1.6%,
                                           2/3/15                                     $    643,046
--------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.7%
   1,125,000                        A/A2   Caterpillar Financial Services Corp.,
                                           1.35%, 9/6/16                              $  1,137,709
     750,000                        A/A2   John Deere Capital Corp., 1.05%,
                                           12/15/16                                        753,528
   1,090,000         0.52           A/A2   John Deere Capital Corp., Floating Rate
                                           Note, 10/11/16                                1,094,134
     500,000         0.33           A/A2   John Deere Capital Corp., Floating Rate
                                           Note, 2/25/16                                   499,852
   1,800,000         0.76           A/A2   John Deere Capital Corp., Floating Rate
                                           Note, 9/22/14                                 1,800,634
                                                                                      ------------
                                                                                      $  5,285,857
--------------------------------------------------------------------------------------------------
                                           Trading Companies &
                                           Distributors -- 0.3%
   1,100,000                     BB+/Ba3   Aircastle, Ltd., 6.75%, 4/15/17            $  1,196,250
     750,000                    BBB/Baa2   GATX Corp., 1.25%, 3/4/17                       745,804
                                                                                      ------------
                                                                                      $  1,942,054
                                                                                      ------------
                                           Total Capital Goods                        $ 10,478,203
--------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.2%
                                           Railroads -- 0.1%
     730,000         0.44           A/A2   Canadian National Railway Co., Floating
                                           Rate Note, 11/6/15                         $    730,865
--------------------------------------------------------------------------------------------------
                                           Trucking -- 0.1%
     500,000                    BBB/Baa1   Ryder System, Inc., 3.15%, 3/2/15          $    506,798
                                                                                      ------------
                                           Total Transportation                       $  1,237,663
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 1.4%
                                           Automobile Manufacturers -- 1.4%
   1,000,000                       A-/A3   Daimler Finance North America LLC,
                                           1.45%, 8/1/16 (144A)                       $  1,009,598
     965,000                       A-/A3   Daimler Finance North America LLC,
                                           1.65%, 4/10/15 (144A)                           971,686
     750,000         0.58          A-/A3   Daimler Finance North America LLC,
                                           Floating Rate Note, 3/10/17 (144A)              750,750
     617,000         0.58          A-/A3   Daimler Finance North America LLC,
                                           Floating Rate Note, 8/1/17 (144A)               617,353
   1,000,000                   BBB+/Baa1   Hyundai Motor Manufacturing Czech
                                           s.r.o., 4.5%, 4/15/15 (144A)                  1,021,017
   1,000,000                     BBB+/A3   Nissan Motor Acceptance Corp., 2.65%,
                                           9/26/18 (144A)                                1,023,524
     600,000                     BBB+/A3   Nissan Motor Acceptance Corp., 4.5%,
                                           1/30/15 (144A)                                  609,612
     500,000         0.78        BBB+/A3   Nissan Motor Acceptance Corp., Floating
                                           Rate Note, 3/3/17 (144A)                        501,362
     750,000                     AA-/Aa3   Toyota Motor Credit Corp., 1.125%,
                                           5/16/17                                         749,524
   1,000,000         0.45          A-/A3   Volkswagen Group of America Finance
                                           LLC, Floating Rate Note, 5/23/16 (144A)       1,000,486
     750,000                       A-/A3   Volkswagen International Finance NV,
                                           1.125%, 11/18/16 (144A)                         752,836
     750,000                       A-/A3   Volkswagen International Finance NV,
                                           1.15%, 11/20/15 (144A)                          755,034
     500,000                       A-/A3   Volkswagen International Finance NV,
                                           1.6%, 11/20/17 (144A)                           501,734
                                                                                      ------------
                                                                                      $ 10,264,516
                                                                                      ------------
                                           Total Automobiles & Components             $ 10,264,516
--------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.1%
                                           Restaurants -- 0.1%
     605,000                       A-/A3   Starbucks Corp., 0.875%, 12/5/16           $    605,756
                                                                                      ------------
                                           Total Consumer Services                    $    605,756
--------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.4%
                                           Broadcasting -- 0.1%
     750,000                    BBB/Baa2   Discovery Communications LLC, 3.7%,
                                           6/1/15                                     $    767,833
--------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.2%
     750,000         0.54           A/A2   The Walt Disney Co., Floating Rate Note,
                                           5/30/19                                    $    750,351
     500,000                    BBB/Baa2   Viacom, Inc., 2.5%, 9/1/18                      508,808
                                                                                      ------------
                                                                                      $  1,259,159
--------------------------------------------------------------------------------------------------
                                           Publishing -- 0.1%
     250,000                   BBB+/Baa2   Thomson Reuters Corp., 0.875%,
                                           5/23/16                                    $    249,846

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 65

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Publishing -- (continued)
     500,000                   BBB+/Baa2   Thomson Reuters Corp., 1.3%, 2/23/17       $    500,499
                                                                                      ------------
                                                                                      $    750,345
                                                                                      ------------
                                           Total Media                                $  2,777,337
--------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.4%
                                           Drug Retail -- 0.3%
   1,000,000                    BBB/Baa1   Walgreen Co., 1.0%, 3/13/15                $  1,002,460
   1,000,000                    BBB/Baa1   Walgreen Co., 1.8%, 9/15/17                   1,007,112
                                                                                      ------------
                                                                                      $  2,009,572
--------------------------------------------------------------------------------------------------
                                           Hypermarkets & Super Centers -- 0.1%
     740,000                       A+/A1   Costco Wholesale Corp., 1.125%,
                                           12/15/17                                   $    734,465
                                                                                      ------------
                                           Total Food & Staples Retailing             $  2,744,037
--------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.5%
                                           Brewers -- 0.2%
     225,000                        A/A2   Anheuser-Busch Companies LLC, 5.0%,
                                           1/15/15                                    $    228,876
     500,000         0.43           A/A2   Anheuser-Busch InBev Finance, Inc.,
                                           Floating Rate Note, 1/27/17                     500,842
     580,000                        A/A2   Anheuser-Busch InBev Worldwide, Inc.,
                                           4.125%, 1/15/15                                 587,803
     500,000                     A-/Baa1   SABMiller Holdings, Inc., 1.85%,
                                           1/15/15 (144A)                                  502,406
                                                                                      ------------
                                                                                      $  1,819,927
--------------------------------------------------------------------------------------------------
                                           Soft Drinks -- 0.0%+
     189,000                      BBB/A3   Coca-Cola Enterprises, Inc., 2.125%,
                                           9/15/15                                    $    191,915
--------------------------------------------------------------------------------------------------
                                           Packaged Foods & Meats -- 0.3%
     250,000                     BBB+/A3   General Mills, Inc., 0.875%, 1/29/16       $    250,640
     565,000         0.44        BBB+/A3   General Mills, Inc., Floating Rate Note,
                                           1/28/16                                         565,480
   1,000,000                     A-/Baa2   Wm Wrigley Jr Co., 2.0%, 10/20/17
                                           (144A)                                        1,013,359
                                                                                      ------------
                                                                                      $  1,829,479
                                                                                      ------------
                                           Total Food, Beverage & Tobacco             $  3,841,321
--------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL
                                           PRODUCTS -- 0.1%
                                           Household Products -- 0.1%
     500,000                       A+/A1   Reckitt Benckiser Treasury Services Plc,
                                           2.125%, 9/21/18 (144A)                     $    504,687
                                                                                      ------------
                                           Total Household & Personal Products        $    504,687
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT &
                                           SERVICES -- 1.1%
                                           Health Care Equipment -- 0.4%
     500,000                       A-/A3   Baxter International, Inc., 0.95%,
                                           6/1/16                                     $    502,149
     750,000                       A-/A3   Baxter International, Inc., 4.625%,
                                           3/15/15                                         766,746
     500,000                   BBB-/Baa3   Boston Scientific Corp., 2.65%,
                                           10/1/18                                         509,538
     750,000                      A/Baa1   Covidien International Finance SA,
                                           1.35%, 5/29/15                                  754,976
     510,000                      A/Baa1   St. Jude Medical, Inc., 2.5%, 1/15/16           523,122
                                                                                      ------------
                                                                                      $  3,056,531
--------------------------------------------------------------------------------------------------
                                           Health Care Distributors -- 0.1%
     500,000                     A-/Baa2   Cardinal Health, Inc., 4.0%, 6/15/15       $    513,347
     235,000         0.63      BBB+/Baa2   McKesson Corp., Floating Rate Note,
                                           9/10/15                                         235,430
                                                                                      ------------
                                                                                      $    748,777
--------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.5%
     732,000                   BBB+/Baa3   Express Scripts Holding Co., 2.1%,
                                           2/12/15                                    $    737,089
     750,000                   BBB+/Baa3   Express Scripts Holding Co., 2.25%,
                                           6/15/19                                         746,335
     900,000                   BBB+/Baa3   Express Scripts Holding Co., 2.75%,
                                           11/21/14                                        904,473
   1,000,000                   BBB+/Baa3   Express Scripts Holding Co., 3.125%,
                                           5/15/16                                       1,038,226
                                                                                      ------------
                                                                                      $  3,426,123
--------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.1%
     500,000                        A/A3   UnitedHealth Group, Inc., 1.875%,
                                           11/15/16                                   $    510,897
                                                                                      ------------
                                           Total Health Care Equipment
                                           & Services                                 $  7,742,328
--------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.4%
                                           Biotechnology -- 0.1%
     500,000                      A/Baa1   Amgen, Inc., 2.5%, 11/15/16                $    516,298
--------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 0.2%
     750,000         0.38          AA/A1   Pfizer, Inc., Floating Rate Note,
                                           5/15/17                                    $    750,383
     500,000                   BBB-/Baa2   Zoetis, Inc., 1.15%, 2/1/16                     501,946
                                                                                      ------------
                                                                                      $  1,252,329
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 67

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Life Sciences Tools & Services -- 0.1%
   1,000,000                    BBB/Baa3   Thermo Fisher Scientific, Inc., 2.4%,
                                           2/1/19                                     $  1,010,315
                                                                                      ------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                            $  2,778,942
--------------------------------------------------------------------------------------------------
                                           BANKS -- 7.3%
                                           Diversified Banks -- 3.8%
     500,000                        A/A2   ABN AMRO Bank NV, 1.375%,
                                           1/22/16 (144A)                             $    503,543
     750,000         1.04           A/A2   ABN AMRO Bank NV, Floating Rate
                                           Note, 10/28/16 (144A)                           756,870
   1,000,000                     AA-/Aa3   ANZ New Zealand Int'l, Ltd. London,
                                           1.125%, 3/24/16 (144A)                        1,004,973
     500,000                     A-/Baa2   Bank of America Corp., 1.35%,
                                           11/21/16                                        501,618
     750,000         0.69        A-/Baa2   Bank of America Corp., Floating Rate
                                           Note, 1/15/15                                   750,752
     408,000         0.84        A-/Baa2   Bank of America Corp., Floating Rate
                                           Note, 8/25/17                                   409,078
     500,000                      A+/Aa3   Bank of Montreal, 0.8%, 11/6/15                 502,036
     229,000         0.81           A/A2   Barclays Bank Plc, Floating Rate
                                           Note, 2/17/17                                   230,119
     550,000         1.48           A/A2   BPCE SA, Floating Rate Note, 4/25/16            558,552
     460,000         1.03        AA-/Aa2   Commonwealth Bank of Australia,
                                           Floating Rate Note, 9/18/15 (144A)              463,715
     500,000         0.71        AA-/Aa2   Cooperatieve Centrale
                                           Raiffeisen-Boerenleenbank BA New York,
                                           Floating Rate Note, 3/18/16                     502,462
     500,000                      A+/Aa3   Export-Import Bank of Korea,
                                           1.25%, 11/20/15                                 502,510
     750,000                       NR/A2   HSBC Bank Middle East, Ltd.,
                                           3.0%, 10/21/15                                  767,202
     750,000         0.53          A+/A2   HSBC USA, Inc., Floating Rate
                                           Note, 6/23/17                                   750,404
     500,000                    BBB/Baa2   Intesa Sanpaolo S.p.A., 3.125%,
                                           1/15/16                                         512,969
     250,000         0.68        AA-/Aa3   Nordea Bank AB, Floating Rate
                                           Note, 5/13/16 (144A)                            251,290
   1,000,000                     AA-/Aa3   Royal Bank of Canada, 1.45%, 9/9/16           1,012,935
     550,000         0.56        AA-/Aa3   Royal Bank of Canada, Floating Rate
                                           Note, 1/23/17                                   551,442
   1,000,000         0.47        AA-/Aa3   Royal Bank of Canada, Floating Rate
                                           Note, 6/16/17                                 1,000,275
     500,000                       A+/A2   Standard Chartered Plc, 3.85%,
                                           4/27/15 (144A)                                  510,508
     750,000         0.66         A+/Aa3   Sumitomo Mitsui Banking Corp.,
                                           Floating Rate Note, 1/10/17                     752,459

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Diversified Banks -- (continued)
     300,000         0.90         A+/Aa3   Sumitomo Mitsui Banking Corp.,
                                           Floating Rate Note, 7/19/16                $    302,312
     500,000         1.01          A+/A1   Sumitomo Mitsui Trust Bank, Ltd.,
                                           Floating Rate Note, 9/16/16 (144A)              503,236
   1,000,000         0.70        AA-/Aa3   Svenska Handelsbanken AB, Floating
                                           Rate Note, 9/23/16                            1,006,557
     200,000         0.52         NR/Aa3   Svenska Handelsbanken New York
                                           NY, Floating Rate Note, 1/16/15                 200,233
     500,000                      A+/Aa2   The Bank of Nova Scotia, 1.1%,
                                           12/13/16                                        501,669
     500,000                      A+/Aa2   The Bank of Nova Scotia, 1.375%,
                                           7/15/16                                         506,413
     500,000                      A+/Aa2   The Bank of Nova Scotia, 1.45%,
                                           4/25/18                                         495,104
   1,000,000         1.27         A+/Aa2   The Bank of Nova Scotia, Floating
                                           Rate Note, 1/12/15                            1,003,778
   1,000,000                      A+/Aa3   The Bank of Tokyo-Mitsubishi UFJ,
                                           Ltd., 1.55%, 9/9/16 (144A)                    1,009,914
     500,000         0.64         A+/Aa3   The Bank of Tokyo-Mitsubishi UFJ,
                                           Ltd., Floating Rate Note,
                                           3/10/17 (144A)                                  499,876
     500,000                     BBB+/A3   The Huntington National Bank,
                                           1.3%, 11/20/16                                  502,054
     500,000         0.66        BBB+/A3   The Huntington National Bank,
                                           Floating Rate Note, 4/24/17                     500,328
     750,000         0.86         A+/Aa3   The Korea Development Bank,
                                           Floating Rate Note, 1/22/17                     752,228
     500,000                     AA-/Aa1   The Toronto-Dominion Bank,
                                           1.4%, 4/30/18                                   494,914
     500,000         0.42        AA-/Aa1   The Toronto-Dominion Bank, Floating
                                           Rate Note, 11/6/15                              500,766
     500,000         0.48        AA-/Aa1   The Toronto-Dominion Bank, Floating
                                           Rate Note, 5/2/17                               500,130
     500,000         0.69        AA-/Aa1   The Toronto-Dominion Bank, Floating
                                           Rate Note, 9/9/16                               503,216
     755,000                       A+/A1   US Bancorp, 2.45%, 7/27/15                      769,310
   1,077,000         0.50          A+/A2   Wachovia Corp., Floating Rate
                                           Note, 6/15/17                                 1,076,422
     500,000                       A+/A2   Wells Fargo & Co., 1.25%, 7/20/16               504,032
   1,050,000                       A+/A2   Wells Fargo & Co., 1.5%, 7/1/15               1,060,065
     575,000         0.86          A+/A2   Wells Fargo & Co., Floating Rate
                                           Note, 4/23/18                                   580,414
     500,000                     AA-/Aa2   Westpac Banking Corp., 4.2%, 2/27/15            509,262
   1,000,000         0.56        AA-/Aa2   Westpac Banking Corp., Floating
                                           Rate Note, 5/19/17                            1,001,608
                                                                                      ------------
                                                                                      $ 28,079,553
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 69

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Regional Banks -- 2.9%
     103,000                       A-/A2   BB&T Corp., 1.6%, 8/15/17                  $    103,551
     500,000                        A/A1   Branch Banking & Trust Co.,
                                           1.35%, 10/1/17                                  498,963
     500,000                        A/A1   Branch Banking & Trust Co.,
                                           2.3%, 10/15/18                                  509,418
     250,000         0.53          A-/A2   Branch Banking & Trust Co., Floating
                                           Rate Note, 5/23/17                              248,273
     500,000         0.55          A-/A2   Branch Banking & Trust Co., Floating
                                           Rate Note, 9/13/16                              498,702
     700,000         0.68        BBB+/A3   Capital One NA, Floating Rate
                                           Note, 3/22/16                                   701,640
     730,000         0.65       BBB/Baa2   Fifth Third Bancorp, Floating Rate
                                           Note, 12/20/16                                  727,509
     750,000                       A-/A3   Fifth Third Bank Cincinnati Ohio,
                                           1.15%, 11/18/16                                 753,408
   1,250,000                   BBB+/Baa1   Fifth Third Bank Cincinnati Ohio,
                                           4.75%, 2/1/15                                 1,271,422
     500,000         0.64          A-/A3   Fifth Third Bank Cincinnati Ohio,
                                           Floating Rate Note, 2/26/16                     501,592
   1,280,000                       A+/A2   HSBC USA, Inc., 2.375%, 2/13/15               1,291,697
     500,000                       A-/A3   KeyBank NA Cleveland Ohio,
                                           1.1%, 11/25/16                                  501,362
   1,000,000                       A-/A3   KeyBank NA Cleveland Ohio,
                                           1.65%, 2/1/18                                 1,001,540
     931,000                   BBB+/Baa1   KeyCorp, 3.75%, 8/13/15                         958,770
     500,000         0.61           A/A2   Manufacturers & Traders Trust Co.,
                                           Floating Rate Note, 1/30/17                     501,026
   1,000,000         0.53           A/A2   Manufacturers & Traders Trust Co.,
                                           Floating Rate Note, 7/25/17                   1,000,857
   1,000,000                       A+/A2   MUFG Union Bank NA, 2.625%, 9/26/18           1,026,751
   1,450,000         0.98          A+/A2   MUFG Union Bank NA, Floating
                                           Rate Note, 9/26/16                            1,463,998
     250,000         0.58          A-/A3   National City Bank Cleveland Ohio,
                                           Floating Rate Note, 12/15/16                    249,157
   1,000,000         0.41        AA-/Aa3   Nordea Bank Finland Plc New York,
                                           Floating Rate Note, 6/13/16                     999,645
     450,000                        A/A2   PNC Bank NA, 1.125%, 1/27/17                    450,783
     550,000                        A/A2   PNC Bank NA, 1.3%, 10/3/16                      554,168
     500,000         0.55           A/A2   PNC Bank NA, Floating Rate Note,
                                           1/28/16                                         501,030
   1,111,000         0.55           A/A2   PNC Bank NA, Floating Rate Note,
                                           4/29/16                                       1,111,447
     500,000         0.66        BBB+/A3   SunTrust Bank, Floating Rate Note,
                                           2/15/17                                         500,977
     430,000         0.53       BBB/Baa1   SunTrust Bank, Floating Rate Note,
                                           4/1/15                                          429,943
     500,000                    BBB/Baa1   SunTrust Banks, Inc., 3.5%, 1/20/17             526,526

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Regional Banks -- (continued)
     600,000         4.45       BBB/Baa3   The PNC Financial Services Group,
                                           Inc., Floating Rate Note (Perpetual)       $    600,450
     750,000         0.67        AA-/Aa1   The Toronto-Dominion Bank, Floating
                                           Rate Note, 7/2/19                               753,568
     585,000         1.15          A+/A2   Wells Fargo & Co., Floating Rate
                                           Note, 6/26/15                                   589,228
     250,000         0.44          A+/A1   Wells Fargo Bank NA, Floating Rate
                                           Note, 5/16/16                                   249,991
                                                                                      ------------
                                                                                      $ 21,077,392
--------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.5%
   2,899,000                    BBB/Baa2   Santander Holdings USA, Inc.
                                           Pennsylvania, 3.0%, 9/24/15                $  2,961,601
     600,000                    BBB/Baa2   Santander Holdings USA, Inc.
                                           Pennsylvania, 3.45%, 8/27/18                    629,761
                                                                                      ------------
                                                                                      $  3,591,362
--------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- 0.1%
     650,000         0.59        AA-/Aa2   Commonwealth Bank of Australia,
                                           Floating Rate Note, 3/13/17 (144A)         $    650,814
                                                                                      ------------
                                           Total Banks                                $ 53,399,121
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 6.7%
                                           Other Diversified Financial
                                           Services -- 2.4%
     575,000                     A-/Baa2   Bank of America Corp., 1.25%,
                                           1/11/16                                    $    577,999
     500,000                     A-/Baa2   Bank of America Corp., 3.7%, 9/1/15             514,738
     210,000                     A-/Baa2   Bank of America Corp., 4.5%, 4/1/15             214,800
   2,000,000         1.05        A-/Baa2   Bank of America Corp., Floating
                                           Rate Note, 3/22/16                            2,014,568
     500,000                        A/A2   Bank of America NA, 1.25%, 2/14/17              500,933
     500,000                     A-/Baa2   Citigroup, Inc., 1.3%, 4/1/16                   502,836
   2,250,000                   BBB+/Baa3   Citigroup, Inc., 5.0%, 9/15/14                2,253,170
     430,000                     A-/Baa2   Citigroup, Inc., 5.5%, 10/15/14                 432,608
     750,000         0.90        A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                           11/15/16                                        753,140
     500,000         1.02        A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                           4/1/16                                          503,390
     750,000         1.19        A-/Baa2   Citigroup, Inc., Floating Rate Note,
                                           7/25/16                                         757,222
     485,000                      AA+/A1   General Electric Capital Corp.,
                                           1.625%, 7/2/15                                  490,216
     925,000         0.46         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 1/14/16                              925,888
     915,000         0.83         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 1/8/16                               920,845

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 71

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Other Diversified Financial
                                           Services -- (continued)
     350,000         0.42         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 5/11/16                         $    350,065
     750,000         0.51         AA+/A1   General Electric Capital Corp., Floating
                                           Rate Note, 5/15/17                              751,389
     296,000         0.88         AA+/A1   General Electric Capital Corp.,
                                           Floating Rate Note, 7/12/16                     298,806
     665,000         1.26         AA+/A1   General Electric Capital Corp.,
                                           Floating Rate Note, 7/2/15                      670,446
     500,000         1.38         AA+/A1   General Electric Capital Corp.,
                                           Floating Rate Note, 8/1/17                      499,174
     492,000                        A/A3   JPMorgan Chase & Co., 1.1%, 10/15/15            494,200
     965,000                        A/A3   JPMorgan Chase & Co., 1.875%,
                                           3/20/15                                         972,842
     265,000                        A/A3   JPMorgan Chase & Co., 3.4%, 6/24/15             271,082
     500,000         0.74           A/A3   JPMorgan Chase & Co., Floating
                                           Rate Note, 2/15/17                              502,683
     500,000         4.13           A/A3   JPMorgan Chase & Co., Floating
                                           Rate Note, 2/25/21                              523,700
     320,000         0.85           A/A3   JPMorgan Chase & Co., Floating
                                           Rate Note, 2/26/16                              321,788
     500,000         0.94        A-/Baa1   JPMorgan Chase & Co., Floating
                                           Rate Note, 3/31/16                              498,935
                                                                                      ------------
                                                                                      $ 17,517,463
--------------------------------------------------------------------------------------------------
                                           Multi-Sector Holdings -- 0.3%
   1,000,000         0.38         AA/Aa2   Berkshire Hathaway Finance Corp.,
                                           Floating Rate Note, 1/10/17                $  1,001,647
   1,000,000         0.36         AA/Aa2   Berkshire Hathaway Finance Corp.,
                                           Floating Rate Note, 8/14/17                   1,000,463
                                                                                      ------------
                                                                                      $  2,002,110
--------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.2%
     175,000                     A-/Baa1   Harley-Davidson Financial Services,
                                           Inc., 3.875%, 3/15/16 (144A)               $    183,002
     410,000                       A+/A1   National Rural Utilities Cooperative
                                           Finance Corp., 1.0%, 2/2/15                     411,175
     500,000         0.53           A/A2   National Rural Utilities Cooperative
                                           Finance Corp., Floating Rate
                                           Note, 11/23/16                                  502,542
     150,000                        A/A3   NYSE Euronext, 2.0%, 10/5/17                    152,349
                                                                                      ------------
                                                                                      $  1,249,068
--------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 2.2%
     500,000                       A-/A2   American Express Credit Corp.,
                                           1.3%, 7/29/16                              $    505,364
     200,000         1.33          A-/A2   American Express Credit Corp.,
                                           Floating Rate Note, 6/12/15                     201,559

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Consumer Finance -- (continued)
     500,000                       A+/A1   American Honda Finance Corp.,
                                           1.125%, 10/7/16                            $    502,935
     750,000                       A+/A1   American Honda Finance Corp.,
                                           1.2%, 7/14/17                                   749,708
     200,000                       A+/A1   American Honda Finance Corp.,
                                           1.85%, 9/19/14 (144A)                           200,128
   1,675,000         0.60          A+/A1   American Honda Finance Corp.,
                                           Floating Rate Note, 5/26/16 (144A)            1,682,945
     475,000                    BBB/Baa1   Capital One Financial Corp.,
                                           1.0%, 11/6/15                                   476,099
   1,500,000                    BBB/Baa1   Capital One Financial Corp.,
                                           2.15%, 3/23/15                                1,514,289
     750,000         0.86       BBB/Baa1   Capital One Financial Corp., Floating
                                           Rate Note, 11/6/15                              753,614
   1,000,000                        A/A2   Caterpillar Financial Services Corp.,
                                           1.0%, 11/25/16                                1,002,830
     700,000                   BBB-/Baa3   Ford Motor Credit Co., LLC,
                                           1.724%, 12/6/17                                 698,786
     250,000                   BBB-/Baa3   Ford Motor Credit Co., LLC,
                                           2.375%, 1/16/18                                 254,154
     950,000                   BBB-/Baa3   Ford Motor Credit Co., LLC,
                                           2.75%, 5/15/15                                  964,370
     500,000                   BBB-/Baa3   Ford Motor Credit Co., LLC,
                                           2.875%, 10/1/18                                 514,792
     200,000                   BBB-/Baa3   Ford Motor Credit Co., LLC,
                                           3.875%, 1/15/15                                 202,500
     500,000                   BBB+/Baa1   Hyundai Capital America, 1.875%,
                                           8/9/16 (144A)                                   506,888
   1,098,000                        A/A2   John Deere Capital Corp.,
                                           1.05%, 10/11/16                               1,102,766
     950,000                        A/A2   John Deere Capital Corp.,
                                           2.95%, 3/9/15                                   962,864
     485,000         0.42          A+/A1   PACCAR Financial Corp., Floating
                                           Rate Note, 6/6/17                               485,266
   3,075,000                     AA-/Aa3   Toyota Motor Credit Corp., 0.75%,
                                           3/3/17 (Step)                                 3,064,114
                                                                                      ------------
                                                                                      $ 16,345,971
--------------------------------------------------------------------------------------------------
                                           Asset Management & Custody
                                           Banks -- 0.4%
     940,000                      AA-/A1   Franklin Resources, Inc.,
                                           3.125%, 5/20/15                            $    957,684
     550,000         0.43          A+/A1   State Street Bank & Trust Co.,
                                           Floating Rate Note, 12/8/15                     550,213
     750,000                       A+/A1   The Bank of New York Mellon Corp.,
                                           2.95%, 6/18/15                                  765,950
     220,000                       A+/A1   The Bank of New York Mellon Corp.,
                                           3.1%, 1/15/15                                   222,242

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 73

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Asset Management & Custody
                                           Banks -- (continued)
     595,000         0.46          A+/A1   The Bank of New York Mellon Corp.,
                                           Floating Rate Note, 10/23/15               $    596,013
                                                                                      ------------
                                                                                      $  3,092,102
--------------------------------------------------------------------------------------------------
                                           Investment Banking &
                                           Brokerage -- 1.2%
     275,000         3.10        A-/Baa2   Morgan Stanley, Floating Rate
                                           Note, 11/9/18                              $    288,886
     500,000         1.48        A-/Baa2   Morgan Stanley, Floating Rate
                                           Note, 2/25/16                                   507,052
     500,000         1.25        A-/Baa2   Morgan Stanley, Floating Rate
                                           Note, 6/6/16                                    497,234
     650,000                      NR/Aa1   North American Development Bank,
                                           2.3%, 10/10/18                                  660,019
     283,000                    BBB/Baa2   Raymond James Financial, Inc.,
                                           4.25%, 4/15/16                                  297,540
     705,000                        A/A3   TD Ameritrade Holding Corp.,
                                           4.15%, 12/1/14                                  711,343
     750,000                        A/A3   The Bear Stearns Companies LLC,
                                           5.7%, 11/15/14                                  758,033
   1,500,000         0.62           A/A3   The Bear Stearns Companies LLC,
                                           Floating Rate Note, 11/21/16                  1,502,331
     250,000                        A/A2   The Charles Schwab Corp.,
                                           0.85%, 12/4/15                                  250,836
     340,000                     A-/Baa1   The Goldman Sachs Group, Inc.,
                                           3.7%, 8/1/15                                    349,617
   1,150,000                     A-/Baa1   The Goldman Sachs Group, Inc.,
                                           5.0%, 10/1/14                                 1,154,206
     500,000         0.73        A-/Baa1   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 1/12/15                     500,556
     250,000         1.23        A-/Baa1   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 11/21/14                    250,496
     475,000         0.68        A-/Baa1   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 3/22/16                     475,526
     390,000         0.83        A-/Baa1   The Goldman Sachs Group, Inc.,
                                           Floating Rate Note, 9/29/14                     390,144
                                                                                      ------------
                                                                                      $  8,593,819
                                                                                      ------------
                                           Total Diversified Financials               $ 48,800,533
--------------------------------------------------------------------------------------------------
                                           INSURANCE -- 5.3%
                                           Life & Health Insurance -- 0.7%
     500,000                        A/A3   Aflac, Inc., 3.45%, 8/15/15                $    514,550
     250,000                     A-/Baa1   Lincoln National Corp.,
                                           4.3%, 6/15/15                                   257,049
   1,170,000                     AA-/Aa3   MetLife Institutional Funding II,
                                           1.625%, 4/2/15 (144A)                         1,178,405

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Life & Health Insurance -- (continued)
     500,000         0.60        AA-/Aa3   MetLife Institutional Funding II,
                                           Floating Rate Note, 1/6/15 (144A)          $    500,671
     500,000         0.44         AA-/A1   Pricoa Global Funding I, Floating
                                           Rate Note, 6/24/16 (144A)                       497,770
     750,000                       A+/A1   Principal Life Global Funding II,
                                           1.2%, 5/19/17 (144A)                            747,261
     390,000         0.60          A+/A1   Principal Life Global Funding II,
                                           Floating Rate Note, 5/27/16 (144A)              391,617
     400,000                      A/Baa1   Prudential Covered Trust 2012-1,
                                           2.997%, 9/30/15 (144A)                          408,959
     500,000                      A/Baa1   Prudential Financial, Inc.,
                                           3.875%, 1/14/15                                 505,991
     538,000                      A/Baa1   Prudential Financial, Inc.,
                                           6.2%, 1/15/15                                   549,380
                                                                                      ------------
                                                                                      $  5,551,653
--------------------------------------------------------------------------------------------------
                                           Multi-line Insurance -- 0.5%
     300,000                   BBB+/Baa2   Assurant, Inc., 2.5%, 3/15/18              $    302,905
     300,000         0.76        AA-/Aa3   Metropolitan Life Global Funding I,
                                           Floating Rate Note, 7/15/16 (144A)              302,413
   1,250,000                        A/A2   Metropolitan Life Insurance Co.,
                                           7.7%, 11/1/15 (144A)                          1,345,712
     500,000                     AA+/Aaa   New York Life Global Funding,
                                           1.125%, 3/1/17 (144A)                           501,037
   1,050,000         0.58        AA+/Aaa   New York Life Global Funding,
                                           Floating Rate Note, 5/23/16 (144A)            1,054,365
                                                                                      ------------
                                                                                      $  3,506,432
--------------------------------------------------------------------------------------------------
                                           Reinsurance -- 4.1%
     250,000         0.00          NR/NR   Alamo Re, Ltd., Floating Rate Note,
                                           6/7/17 (Cat Bond) (144A)                   $    255,950
     300,000         4.03          NR/NR   Armor Re, Ltd., Floating Rate Note,
                                           12/15/16 (Cat Bond) (144A)                      298,710
     500,000         3.42          BB/NR   Atlas IX Capital, Ltd., Floating Rate
                                           Note, 1/17/19 (Cat Bond) (144A)                 514,250
     250,000         8.10         BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                           Rate Note, 1/7/16 (Cat Bond) (144A)             258,775
     500,000         4.27         BB+/NR   Blue Danube II, Ltd., Floating Rate
                                           Note, 5/23/16 (Cat Bond) (144A)                 510,900
     650,000        10.76         BB-/NR   Blue Danube, Ltd., Floating Rate
                                           Note, 4/10/15 (Cat Bond) (144A)                 675,155
     250,000         2.53         BB+/NR   Bosphorus 1 Re, Ltd., Floating Rate
                                           Note, 5/3/16 (Cat Bond) (144A)                  249,500
     500,000         5.29         BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                           3/7/16 (Cat Bond) (144A)                        507,900
     750,000         6.89          NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                           4/7/17 (Cat Bond) (144A)                        783,150

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 75

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
     250,000         4.27          NR/NR   Citrus Re, Ltd., Floating Rate Note,
                                           4/18/17 (Cat Bond) (144A)                  $    250,250
     600,000         3.77          NR/NR   Citrus Re, Ltd., Floating Rate Note,
                                           4/24/17 (Cat Bond) (144A)                       600,180
   1,000,000         4.73        NR/Baa1   Combine Re, Ltd., Floating Rate
                                           Note, 1/7/15 (Cat Bond) (144A)                1,009,000
     400,000        10.23         NR/Ba2   Combine Re, Ltd., Floating Rate
                                           Note, 1/7/15 (Cat Bond) (144A)                  410,000
     375,000        10.28         BB-/NR   Compass Re, Ltd., Floating Rate
                                           Note, 1/8/15 (Cat Bond) (144A)                  378,675
     700,000                       NR/NR   Dartmouth Re, Ltd., 12/31/14 (d)                683,270
     500,000         2.78         BB+/NR   East Lane Re VI, Ltd., Floating Rate
                                           Note, 3/14/18 (Cat Bond) (144A)                 496,600
     500,000         6.68          BB/NR   East Lane Re, Ltd., Floating Rate
                                           Note, 3/13/15 (Cat Bond) (144A)                 507,950
     750,000         5.03         BB+/NR   Foundation Re III, Ltd., Floating Rate
                                           Note, 2/25/15 (Cat Bond) (144A)                 756,675
     750,000         7.43          NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                           1/9/19 (Cat Bond) (144A)                        769,875
     600,000         6.52          NR/NR   Gator Re, Ltd., Floating Rate Note,
                                           1/9/17 (Cat Bond) (144A)                        605,100
     500,000         4.03         BB+/NR   Ibis Re II, Ltd., Floating Rate Note,
                                           6/28/16 (Cat Bond) (144A)                       506,650
     600,000                       NR/NR   Kane P1-1, Floating Rate Note,
                                           6/12/15                                         543,360
     350,000         4.52         BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                           Note, 4/30/18 (Cat Bond) (144A)                 350,210
     650,000         4.77         BB-/NR   Kilimanjaro Re, Ltd., Floating Rate
                                           Note, 4/30/18 (Cat Bond) (144A)                 657,085
     450,000         2.27          NR/NR   Kizuna II Re, Ltd., Floating Rate Note,
                                           4/6/18 (Cat Bond) (144A)                        451,080
     250,000         9.76          NR/NR   Loma Reinsurance, Ltd. Bermuda,
                                           Floating Rate Note, 1/8/18 (Cat
                                           Bond) (144A)                                    259,100
     250,000         3.99          BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                           Note, 5/18/16 (Cat Bond) (144A)                 254,125
     500,000         6.23         BB+/NR   Longpoint Re, Ltd., Floating Rate
                                           Note, 6/12/15 (Cat Bond) (144A)                 512,050
     650,000         2.04          NR/NR   Merna Reinsurance V, Ltd., Floating
                                           Rate Note, 4/7/17 (Cat Bond) (144A)             650,390
     500,000         8.50         NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                           5/7/15 (Cat Bond) (144A)                        517,900
     500,000         8.00         NR/Ba3   Mythen Re, Ltd., Floating Rate Note,
                                           5/7/15 (Cat Bond) (144A)                        519,300
     750,000         8.53          B+/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                           Floating Rate Note, 1/5/17 (Cat
                                           Bond) (144A)                                    801,300

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
     250,000         8.03          NR/NR   Mythen Re, Ltd., Series 2013-1 Class B,
                                           Floating Rate Note, 7/9/15 (Cat
                                           Bond) (144A)                               $    257,500
     500,000         7.28         BB-/NR   Northshore Re, Ltd., Floating Rate
                                           Note, 7/5/16 (Cat Bond) (144A)                  520,000
     500,000         3.53          NR/NR   Queen City Re, Floating Rate Note,
                                           1/6/19 (Cat Bond) (144A)                        496,550
     750,000         7.52         BB-/NR   Queen Street IV Capital, Ltd., Floating
                                           Rate Note, 4/9/15 (Cat Bond) (144A)             758,250
     750,000         8.52         BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                           Note, 4/9/15 (Cat Bond) (144A)                  760,350
     750,000         8.62           B/NR   Queen Street VII Re, Ltd., Floating Rate
                                           Note, 4/8/16 (Cat Bond) (144A)                  773,700
     250,000         6.52          NR/NR   Queen Street VIII Re, Ltd., Floating Rate
                                           Note, 6/8/16 (Cat Bond) (144A)                  251,725
     500,000         8.78          B+/NR   Residential Reinsurance 2011, Ltd.,
                                           Floating Rate Note, 12/6/16 (Cat
                                           Bond) (144A)                                    521,450
     500,000         9.03         BB-/NR   Residential Reinsurance 2011, Ltd.,
                                           Floating Rate Note, 6/6/15 (Cat
                                           Bond) (144A)                                    520,250
   1,150,000         4.53         BB+/NR   Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 12/6/16 (Cat
                                           Bond) (144A)                                  1,180,245
     250,000         8.03          BB/NR   Residential Reinsurance 2012, Ltd.,
                                           Floating Rate Note, 6/6/16 (Cat
                                           Bond) (144A)                                    270,700
     250,000         9.28          B-/NR   Residential Reinsurance 2013, Ltd.,
                                           Floating Rate Note, 6/6/17 (Cat
                                           Bond) (144A)                                    263,850
     250,000         3.54          NR/NR   Residential Reinsurance 2014, Ltd.,
                                           Floating Rate Note, 6/6/18 (Cat
                                           Bond) (144A)                                    251,475
     320,000         4.04         BB-/NR   Riverfront Re, Ltd., Floating Rate
                                           Note, 1/6/17 (Cat Bond) (144A)                  314,784
     750,000         3.52         BB+/NR   Sanders Re, Ltd., Floating Rate
                                           Note, 5/5/17 (Cat Bond) (144A)                  753,225
     750,000         4.02          BB/NR   Sanders Re, Ltd., Floating Rate
                                           Note, 5/5/17 (Cat Bond) (144A)                  754,125
     650,000         3.94          NR/NR   Sanders Re, Ltd., Floating Rate
                                           Note, 6/7/17 (Cat Bond) (144A)                  653,900
         272                       NR/NR   Sector Re V, Ltd., 0.0%, 3/1/18 (Cat
                                           Bond) (144A) (d)                                  8,481
     300,000                       NR/NR   Sector Re V, Ltd., 0.0%, 3/30/19 (Cat
                                           Bond) (144A) (d)                                316,380
     250,000                       NR/NR   Silverton Re, Ltd., 0.0%, 9/16/16 (Cat
                                           Bond) (144A) (d)                                295,000

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 77

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Reinsurance -- (continued)
     750,000                    BBB/Baa3   Sirius International Group, Ltd.,
                                           6.375%, 3/20/17 (144A)                     $    835,377
     250,000         8.52          B+/NR   Tar Heel Re, Ltd., Floating Rate
                                           Note, 5/9/16 (Cat Bond) (144A)                  261,525
     250,000         6.27          NR/NR   Tradewynd Re, Ltd., Floating Rate
                                           Note, 1/8/15 (Cat Bond) (144A)                  250,350
     250,000         2.93        BBB-/NR   Vita Capital IV, Ltd., Floating Rate
                                           Note, 1/15/16 (Cat Bond) (144A)                 252,600
     250,000         3.43         BB+/NR   Vita Capital V, Ltd., Floating Rate
                                           Note, 1/15/17 (Cat Bond) (144A)                 257,575
     750,000         2.73        BBB-/NR   Vita Capital V, Ltd., Floating Rate
                                           Note, 1/15/17 (Cat Bond) (144A)                 770,250
     500,000         2.77        BBB+/NR   Vitality Re IV, Ltd., Floating Rate
                                           Note, 1/9/17 (Cat Bond) (144A)                  511,600
     500,000         1.77        BBB+/NR   Vitality Re V, Ltd., Floating Rate
                                           Note, 1/7/19 (Cat Bond) (144A)                  501,000
                                                                                      ------------
                                                                                      $ 30,106,632
                                                                                      ------------
                                           Total Insurance                            $ 39,164,717
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.8%
                                           Diversified REIT -- 0.2%
     500,000                   BBB-/Baa3   ARC Properties Operating
                                           Partnership LP, 2.0%, 2/6/17 (144A)        $    500,766
     650,000                    BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15          664,533
                                                                                      ------------
                                                                                      $  1,165,299
--------------------------------------------------------------------------------------------------
                                           Mortgage REIT -- 0.3%
   2,330,000                       NR/NR   NorthStar Realty Finance Corp.,
                                           3.0%, 9/30/14                              $  2,330,932
--------------------------------------------------------------------------------------------------
                                           Office REIT -- 0.1%
   1,000,000                   BBB-/Baa2   Mack-Cali Realty LP, 5.125%, 1/15/15       $  1,015,305
--------------------------------------------------------------------------------------------------
                                           Specialized REIT -- 0.2%
     500,000                    BBB/Baa2   Health Care Real Estate Investment
                                           Trust, Inc., 2.25%, 3/15/18                $    506,576
     290,000                   BBB-/Baa3   Senior Housing Properties Trust,
                                           4.3%, 1/15/16                                   299,181
     500,000                   BBB+/Baa1   Ventas Realty LP, 3.125%, 11/30/15              514,606
                                                                                      ------------
                                                                                      $  1,320,363
                                                                                      ------------
                                           Total Real Estate                          $  5,831,899
--------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.2%
                                           Systems Software -- 0.2%
     300,000                       NR/A1   Oracle Corp., 2.25%, 10/8/19               $    301,250
     500,000                       A+/A1   Oracle Corp., 2.375%, 1/15/19                   509,090

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Systems Software -- (continued)
     575,000         0.43          A+/A1   Oracle Corp., Floating Rate
                                           Note, 7/7/17                               $    576,137
                                                                                      ------------
                                                                                      $  1,386,477
                                                                                      ------------
                                           Total Software & Services                  $  1,386,477
--------------------------------------------------------------------------------------------------
                                           Technology Hardware &
                                           Equipment -- 0.0%+
                                           Computer Hardware -- 0.0%+
     400,000         0.29        AA+/Aa1   Apple, Inc., Floating Rate Note, 5/3/16    $    400,158
                                                                                      ------------
                                           Total Technology Hardware
                                           & Equipment                                $    400,158
--------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.3%
                                           Semiconductors -- 0.3%
     500,000                     A-/Baa1   Altera Corp., 2.5%, 11/15/18               $    505,910
     700,000                       A+/A1   Intel Corp., 1.35%, 12/15/17                    699,576
     450,000                       NR/NR   Micron Semiconductor Asia Pte, Ltd.,
                                           1.258%, 1/15/19                                 450,069
     500,000                       A+/A1   Texas Instruments, Inc.,
                                           0.875%, 3/12/17                                 499,718
                                                                                      ------------
                                                                                      $  2,155,273
                                                                                      ------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                    $  2,155,273
--------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION
                                           SERVICES -- 1.0%
                                           Integrated Telecommunication
                                           Services -- 0.6%
   1,004,000                    BBB/Baa2   British Telecommunications Plc,
                                           2.0%, 6/22/15                              $  1,015,276
     614,000                       NR/A2   GTP Acquisition Partners I LLC,
                                           4.347%, 6/15/41 (144A)                          628,313
     500,000                       A-/A2   Ooredoo International Finance,
                                           Ltd., 3.375%, 10/14/16 (144A)                   521,045
     750,000                     BB+/Ba1   Telecom Italia Capital SA, 4.95%,
                                           9/30/14                                         752,588
     500,000                    BBB/Baa2   Telefonica Emisiones SAU, 3.992%,
                                           2/16/16                                         521,952
     500,000                   BBB+/Baa1   Verizon Communications, Inc., 3.0%,
                                           4/1/16                                          517,091
     535,000         1.76      BBB+/Baa1   Verizon Communications, Inc.,
                                           Floating Rate Note, 9/15/16                     549,507
                                                                                      ------------
                                                                                      $  4,505,772
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 79

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication
                                           Services -- 0.4%
   1,000,000         1.23          A-/A2   America Movil SAB de CV, Floating
                                           Rate Note, 9/12/16                         $  1,008,229
     500,000                       NR/A2   Crown Castle Towers LLC, 3.214%,
                                           8/15/15 (144A)                                  507,643
     275,000         0.61        A-/Baa1   Vodafone Group Plc, Floating Rate
                                           Note, 2/19/16                                   275,656
   1,155,000                       NR/NR   WCP Wireless Site Funding, 6.829%,
                                           11/15/15 (144A)                               1,196,872
                                                                                      ------------
                                                                                      $  2,988,400
                                                                                      ------------
                                           Total Telecommunication Services           $  7,494,172
--------------------------------------------------------------------------------------------------
                                           Utilities -- 1.0%
                                           Electric Utilities -- 0.9%
     500,000                   BBB-/Baa1   American Electric Power Co., Inc.,
                                           1.65%, 12/15/17                            $    501,928
     500,000                       A-/A2   Commonwealth Edison Co., 1.95%,
                                           9/1/16                                          511,627
     750,000                       A/Aa2   Duke Energy Carolinas LLC, 1.75%,
                                           12/15/16                                        765,275
     395,000                      BBB/A3   Duke Energy Corp., 3.95%, 9/15/14               395,438
     500,000                        A/A1   Duke Energy Florida, Inc., 0.65%,
                                           11/15/15                                        500,738
     303,000         0.58          A/Aa3   Duke Energy Indiana, Inc., Floating
                                           Rate Note, 7/11/16                              304,300
     411,000         0.43          A/Aa2   Duke Energy Progress, Inc., Floating
                                           Rate Note, 3/6/17                               411,513
     750,000         0.69         A+/Aa3   Electricite de France SA, Floating Rate
                                           Note, 1/20/17 (144A)                            751,981
     827,000         0.55           A/A3   Georgia Power Co., Floating Rate Note,
                                           3/15/16                                         826,382
     500,000         0.62           A/A3   Georgia Power Co., Floating Rate Note,
                                           8/15/16                                         499,997
   1,000,000                    BBB/Baa1   Iberdrola Finance Ireland, Ltd., 3.8%,
                                           9/11/14 (144A)                                1,000,601
     341,000         0.47          A-/A2   NSTAR Electric Co., Floating Rate
                                           Note, 5/17/16                                   340,621
                                                                                      ------------
                                                                                      $  6,810,401
--------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- 0.1%
     500,000                   BBB+/Baa1   PSEG Power LLC, 2.75%, 9/15/16             $    517,634
                                                                                      ------------
                                           Total Utilities                            $  7,328,035
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.1%
   1,000,000                   BBB-/Baa2   Banco Nacional de Desenvolvimento
                                           Economico e Social, 3.375%,
                                           9/26/16 (144A)                             $  1,028,000
                                                                                      ------------
                                           Total Government                           $  1,028,000
--------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $225,958,779)                        $226,850,864
--------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- 6.6%
   1,721,610                       NR/NR   Fannie Mae, 2.5%, 6/1/23-3/1/28            $  1,756,881
   2,905,194                       NR/NR   Fannie Mae, 3.0%, 10/1/27-11/1/27             3,019,005
   1,596,851                     AA+/Aaa   Fannie Mae, 4.5%, 5/1/39-1/1/41               1,750,546
     781,986                       NR/NR   Fannie Mae, 5.0%, 7/1/15-10/1/41                863,465
     430,065                     AAA/Aaa   Fannie Mae, 5.5%, 12/1/35-8/1/37                482,380
     368,576                       NR/NR   Fannie Mae, 6.0%, 10/1/22-4/1/38                404,850
     305,466                     AAA/Aaa   Fannie Mae, 6.5%, 6/1/16-7/1/32                 346,056
     220,562                     AAA/Aaa   Fannie Mae, 7.0%, 7/1/17-1/1/36                 241,886
      57,169         2.60        AAA/Aaa   Fannie Mae, Floating Rate Note, 1/1/25           57,267
     104,835         2.57        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 10/1/29                                   105,293
      85,787         2.28        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 10/1/29                                    86,272
     315,472         2.02        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 10/1/36                                   317,216
      89,483         2.55        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 11/1/24                                    90,820
       3,349         2.24        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 11/1/25                                     3,522
     113,942         1.52        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 11/1/40                                   117,576
      52,124         2.44        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 12/1/28                                    52,803
     251,765         4.39        AAA/Aaa   Fannie Mae, Floating Rate
                                           Note, 12/1/36                                   268,177
      15,689         2.45        AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/27           15,780
       1,716         2.90        AAA/Aaa   Fannie Mae, Floating Rate Note, 2/1/33            1,804
       3,316         2.59        AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/28            3,331
       2,880         2.36        AAA/Aaa   Fannie Mae, Floating Rate Note, 4/1/29            2,899
      50,026         2.33        AAA/Aaa   Fannie Mae, Floating Rate Note, 7/1/36           53,710
     613,000                     AA+/Aaa   Federal Farm Credit Banks,
                                           0.39%, 4/25/16                                  612,062
   1,000,000                     AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           0.5%, 10/24/16                                1,000,366
     999,015                       NR/NR   Federal Home Loan Mortgage Corp.,
                                           2.5%, 10/1/27                                 1,013,044

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 81

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
     248,628                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.0%, 5/1/24                               $    264,136
     370,790                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           4.5%, 7/1/19                                    391,164
     198,567                       NR/NR   Federal Home Loan Mortgage Corp.,
                                           5.0%, 2/1/21-12/1/39                            217,195
      62,101                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           5.5%, 8/1/23                                     67,978
       9,134                     AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           6.5%, 7/1/16                                      9,473
       2,695         2.48        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 1/1/28                        2,872
     338,344         2.53        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 10/1/31                     342,923
       6,375         2.38        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 11/1/31                       6,775
     269,425         2.53        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 12/1/31                     269,520
   1,880,000         0.16        AA+/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 12/5/14                   1,880,338
      17,813         2.60        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 4/1/25                       18,011
       2,005         2.66        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 4/1/29                        2,013
       6,330         2.16        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 5/1/25                        6,351
       4,732         2.35        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 7/1/18                        4,737
      90,461         2.41        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 8/1/31                       93,436
       1,497         2.38        AAA/Aaa   Federal Home Loan Mortgage Corp.,
                                           Floating Rate Note, 8/1/31                        1,497
     410,000                     AA+/Aaa   Federal National Mortgage
                                           Association, 0.75%, 8/16/17                     409,845
   1,266,872                       NR/NR   Federal National Mortgage
                                           Association, 2.0%, 8/1/23                     1,285,967
   1,367,985                       NR/NR   Federal National Mortgage
                                           Association, 2.5%, 9/1/22                     1,410,527
     967,045                       NR/NR   Federal National Mortgage
                                           Association, 3.0%, 12/1/21                    1,010,182
   3,960,487                       NR/NR   Federal National Mortgage
                                           Association, 4.0%, 1/1/20-3/1/21              4,193,865
     335,541                     AAA/Aaa   Government National Mortgage
                                           Association I, 5.0%, 8/15/19                    358,881
     444,178                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.0%, 3/15/17-11/15/36           481,462

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           U.S. GOVERNMENT AND AGENCY
                                           OBLIGATIONS -- (continued)
     104,165                     AAA/Aaa   Government National Mortgage
                                           Association I, 6.5%, 5/15/31-
                                           10/15/37                                   $    120,040
      52,405                     AAA/Aaa   Government National Mortgage
                                           Association I, 7.5%, 10/15/36                    61,137
   1,085,440                     AAA/Aaa   Government National Mortgage
                                           Association II, 6.0%,
                                           8/20/19-11/20/22                              1,160,475
   8,200,000                     AA+/Aaa   U.S. Treasury Notes, 0.25%, 7/15/15           8,210,890
  10,000,000                      NR/Aaa   U.S. Treasury Notes, 0.375%, 2/15/16         10,011,708
   3,500,000                     AA+/Aaa   U.S. Treasury Notes, 1.5%, 8/31/18            3,515,040
                                                                                      ------------
                                                                                      $ 48,475,449
--------------------------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT AND
                                           AGENCY OBLIGATIONS
                                           (Cost $48,233,084)                         $ 48,475,449
--------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 0.8%
                                           Municipal Airport -- 0.1%
     475,000                      AA-/A2   Massachusetts Port Authority,
                                           5.0%, 7/1/16                               $    512,886
--------------------------------------------------------------------------------------------------
                                           Municipal Development -- 0.0%+
     250,000         3.00        AA-/Aa2   Massachusetts Development Finance
                                           Agency, Floating Rate Note, 2/15/36        $    259,822
--------------------------------------------------------------------------------------------------
                                           Municipal General -- 0.2%
     500,000                       AA/A2   JobsOhio Beverage System,
                                           0.872%, 1/1/15                             $    500,985
     500,000                      AA/Aa2   State of Ohio, 3.0%, 6/15/15                    510,675
     500,000                      BBB/A3   Texas Municipal Gas Acquisition &
                                           Supply Corp III, 5.0%, 12/15/15                 528,655
                                                                                      ------------
                                                                                      $  1,540,315
--------------------------------------------------------------------------------------------------
                                           Municipal Higher Education -- 0.1%
     500,000                      AA/Aa2   University of California,
                                           0.966%, 5/15/17                            $    500,105
--------------------------------------------------------------------------------------------------
                                           Municipal Pollution -- 0.2%
   1,000,000                     A-/Baa1   County of Power Idaho,
                                           5.625%, 10/1/14                            $  1,009,980
--------------------------------------------------------------------------------------------------
                                           Municipal Power -- 0.1%
     890,000         1.03          NR/A1   South Carolina State Public Service
                                           Authority, Floating Rate Note, 6/1/15      $    891,584
--------------------------------------------------------------------------------------------------
                                           Government -- 0.1%
   1,000,000         0.70        AA+/Aa1   Commonwealth of Massachusetts,
                                           Floating Rate Note, 11/1/25                $    988,750
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 83

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $5,669,401)                          $  5,703,442
--------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS -- 4.5%**
                                           ENERGY -- 0.3%
                                           Oil & Gas Equipment &
                                           Services -- 0.1%
     350,000         0.00         BB/Ba1   77 Energy, Tranche B Loan (First
                                           Lien), 6/17/21                             $    350,766
--------------------------------------------------------------------------------------------------
                                           Integrated Oil & Gas -- 0.1%
     845,750         4.00        BB-/Ba3   Seadrill Operating LP, Initial Term
                                           Loan, 2/14/21                              $    833,768
--------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration &
                                           Production -- 0.1%
     993,747         3.88        BB-/Ba2   Fieldwood Energy LLC, Closing Date
                                           Loan, 9/25/18                              $    994,492
--------------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels -- 0.0%+
     132,083         5.50         B+/Ba3   Foresight Energy LLC, Term Loan,
                                           8/21/20                                    $    133,320
                                                                                      ------------
                                           Total Energy                               $  2,312,346
--------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.2%
                                           Specialty Chemicals -- 0.1%
     550,000         0.00        BB+/Ba2   Huntsman International LLC, 2014-1
                                           Incremental Term Loan, 9/30/21             $    547,250
     201,924         3.00       BBB-/Ba2   WR Grace & Co-Conn, U.S. Term
                                           Loan, 1/23/21                                   201,566
                                                                                      ------------
                                                                                      $    748,816
--------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.1%
      20,902         4.25          B/Ba3   CeramTec Acquisition Corp., Initial
                                           Dollar Term B-2 Loan, 8/30/20              $     20,933
      63,461         4.25          B/Ba3   CeramTec GmbH, Dollar Term B-3
                                           Loan, 8/30/20                                    63,553
     210,809         4.25          B/Ba3   CeramTec Service GmbH, Initial
                                           Dollar Term B-1 Loan, 8/30/20                   211,117
                                                                                      ------------
                                                                                      $    295,603
--------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 0.0%+
     100,000         5.50          B-/B2   BWAY Holding Co., Initial Term
                                           Loan, 8/8/20                               $    100,938
--------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.0%+
      98,258         3.75         BBB/NR   Fortescue Metals Group, Ltd., Bank
                                           Loan, 6/30/19                              $     98,019
                                                                                      ------------
                                           Total Materials                            $  1,243,376
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

84 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.6%
                                           Aerospace & Defense -- 0.2%
     198,750         3.50       BBB-/Ba1   Alliant Techsystems, Inc., Term B
                                           Loan, 10/22/20                             $    199,185
     532,962         3.25        BB+/Ba1   Spirit AeroSystems, Inc., Term
                                           Loan B, 9/30/20                                 530,353
     857,500         3.25        BB-/Ba3   Wesco Aircraft Hardare Corp., Tranche B
                                           Term Loan (First Lien), 2/24/21                 849,997
                                                                                      ------------
                                                                                      $  1,579,535
--------------------------------------------------------------------------------------------------
                                           Building Products -- 0.0%+
     248,750         5.25         BB-/B2   Norcraft Cos., Inc., Initial
                                           Loan, 11/12/20                             $    249,061
--------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.0%+
     144,521         6.75          B+/B2   International Equipment Solutions
                                           LLC, Initial Loan, 8/16/19                 $    145,153
--------------------------------------------------------------------------------------------------
                                           Electrical Components &
                                           Equipment -- 0.1%
     404,238         3.25        BB+/Ba3   Southwire Co., Term Loan, 1/31/21          $    402,553
--------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.1%
     498,750         4.00           B/B1   Milacron LLC, Term Loan, 3/12/20           $    497,503
--------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery
                                           & Heavy Trucks -- 0.1%
     258,332         0.00       BBB-/Ba1   Terex Corp., U.S. Term Loan, 8/13/21       $    258,441
     400,000         5.75          B/Ba3   Navistar, Inc., Tranche B Term
                                           Loan, 8/17/17                                   403,913
     289,181         4.00          B+/B1   Waupaca Foundry, Inc., Term
                                           Loan, 6/29/17                                   289,301
                                                                                      ------------
                                                                                      $    951,655
--------------------------------------------------------------------------------------------------
                                           Industrial Machinery -- 0.1%
     400,000         6.00          B+/B2   NN Inc., Term Loan, 7/18/21                $    398,000
--------------------------------------------------------------------------------------------------
                                           Trading Companies &
                                           Distributors -- 0.0%+
      61,163         3.75         BB/Ba3   WESCO Distribution, Inc., Tranche
                                           B-1 Loan, 12/12/19                         $     61,239
                                                                                      ------------
                                           Total Capital Goods                        $  4,284,699
--------------------------------------------------------------------------------------------------
                                           COMMERCIAL SERVICES &
                                           SUPPLIES -- 0.3%
                                           Diversified Support Services -- 0.0%+
     149,250         4.50         B+/Ba3   TMS International Corp., Term B
                                           Loan, 10/2/20                              $    149,280
--------------------------------------------------------------------------------------------------
                                           Security & Alarm Services -- 0.2%
     497,500         3.00        BBB/Ba1   Allegion US Holding Co, Inc.,
                                           Tranche B Term Loan, 12/26/20              $    496,360

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 85

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Security & Alarm
                                           Services -- (continued)
     123,176         4.00         B+/Ba3   Garda World Security Corp., Term B
                                           Delayed Draw Loan, 11/8/20                 $    122,714
     481,508         4.00         B+/Ba3   Garda World Security Corp., Term B
                                           Loan, 11/1/20                                   479,702
     496,231         3.25         BB/Ba3   The Geo Group, Inc., Term Loan,
                                           4/3/20                                          496,076
                                                                                      ------------
                                                                                      $  1,594,852
--------------------------------------------------------------------------------------------------
                                           Human Resource & Employment
                                           Services -- 0.1%
     171,522         3.50        BB+/Ba2   On Assignment, Inc., Initial Term B
                                           Loan, 5/15/20                              $    170,879
                                                                                      ------------
                                           Total Commercial Services & Supplies       $  1,915,011
--------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Airlines -- 0.0%+
      99,495         3.50         BB/Ba1   Delta Air Lines, Inc., 2014 Term B-1
                                           Loan, 10/18/18                             $     98,660
--------------------------------------------------------------------------------------------------
                                           Marine -- 0.1%
     461,513         5.25         BB/Ba3   Navios Maritime Partners LP, Term
                                           Loan, 6/27/18                              $    467,474
                                                                                      ------------
                                           Total Transportation                       $    566,134
--------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.2%
                                           Auto Parts & Equipment -- 0.1%
     735,250         4.25          NR/B1   Metaldyne LLC, Tranche B Term
                                           Loan, 12/18/18                             $    736,476
--------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.1%
     902,100         3.50        BB+/Ba1   Chrysler Group LLC, Term
                                           Loan B, 5/24/17                            $    902,664
                                                                                      ------------
                                           Total Automobiles & Components             $  1,639,140
--------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES &
                                           APPAREL -- 0.1%
                                           Housewares & Specialties -- 0.1%
     360,000         4.50          B+/B2   Prestige Brands, Inc., Term B-2
                                           Loan, 8/18/21                              $    362,475
     248,125         2.91       BBB-/Ba1   Jarden Corp., Tranche B1 Term
                                           Loan, 9/30/20                                   248,332
                                                                                      ------------
                                                                                      $    610,807
--------------------------------------------------------------------------------------------------
                                           Apparel, Accessories & Luxury
                                           Goods -- 0.0%+
     399,994         3.25       BBB-/Ba1   PVH Corp., Tranche B Term
                                           Loan, 12/19/19                             $    402,312
                                                                                      ------------
                                           Total Consumer Durables & Apparel          $  1,013,119
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

86 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.2%
                                           Casinos & Gaming -- 0.1%
     248,750         3.25       BBB-/Ba2   Las Vegas Sands LLC, Tranche B-2
                                           Term Loan (First Lien), 12/19/20           $    248,420
     344,750         3.50         BB/Ba2   MGM Resorts International, Term B
                                           Loan, 12/20/19                                  343,206
     457,700         3.25        BB+/Ba1   Penn National Gaming, Inc., Term B
                                           Facility Loan, 10/25/20                         456,352
                                                                                      ------------
                                                                                      $  1,047,978
--------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.1%
     412,105         3.50        BB+/Ba3   Hilton Worldwide Finance LLC, Initial
                                           Term Loan, 9/23/20                         $    409,873
--------------------------------------------------------------------------------------------------
                                           Education Services -- 0.0%+
     297,733         3.75         BB-/B1   Bright Horizons Family Solutions, Inc.,
                                           Term B Loan, 1/14/20                       $    297,051
                                                                                      ------------
                                           Total Consumer Services                    $  1,754,902
--------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.6%
                                           Advertising -- 0.0%+
     247,501         4.25           B/B1   Acosta, Inc., Term B Loan
                                           (2013), 3/2/18                             $    248,584
--------------------------------------------------------------------------------------------------
                                           Broadcasting -- 0.2%
      99,733         3.75         BB/Ba3   Gray Television, Inc., Term Loan
                                           (First Lien), 6/10/21                      $     99,596
     199,496         3.25         BB-/B1   Quebecor Media, Inc., Facility B-1
                                           Tranche, 8/17/20                                196,317
     441,652         3.00         NR/Ba1   Sinclair Television Group, Inc., New
                                           Tranche B Term Loan, 4/19/20                    436,242
     806,849         4.00        BB+/Ba3   Tribune Co., Tranche B Term Loan
                                           (First Lien), 11/20/20                          807,349
                                                                                      ------------
                                                                                      $  1,539,504
--------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 0.3%
     360,000         0.00        BB+/Ba1   Charter Communications, Inc.,
                                           Term G Loan, 8/12/21                       $    362,841
     399,000         2.63         BB/Ba3   Mediacom Illinois LLC, Tranche F
                                           Term Loan, 3/31/18                              394,012
     476,177         0.00         NR/Ba3   Ziggo BV, (USD) Tranche B-3 Term
                                           Loan, 1/15/22                                   467,472
     449,291         0.00         NR/Ba3   Ziggo BV, Tranche B-1 Term Loan
                                           (First Lien), 1/15/22                           441,078
     289,532         3.50         NR/Ba3   Ziggo BV, Tranche B-2 Term Loan
                                           (First Lien), 1/15/22                           284,239
                                                                                      ------------
                                                                                      $  1,949,642
--------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.1%
     248,116         3.50        BB-/Ba2   AMC Entertainment, Inc., Initial
                                           Term Loan, 4/30/20                         $    247,451

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 87

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Movies & Entertainment --
                                           (continued)
     167,321         3.75        NR/Baa3   Cinedigm Digital Funding I LLC,
                                           Term Loan, 2/28/18                         $    167,634
     514,115         3.50         BB/Ba2   Live Nation Entertainment, Inc.,
                                           Term B-1 Loan, 8/17/20                          513,151
                                                                                      ------------
                                                                                      $    928,236
                                                                                      ------------
                                           Total Media                                $  4,665,966
--------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Computer & Electronics Retail -- 0.1%
     548,625         3.75        BB+/Ba1   Rent-A-Center, Inc., Term Loan
                                           (2014), 2/6/21                             $    545,882
--------------------------------------------------------------------------------------------------
                                           Automotive Retail -- 0.1%
     598,500         3.25        BB+/Ba1   Chrysler Group LLC, Tranche B Term
                                           Loan, 12/29/18                             $    594,385
                                                                                      ------------
                                           Total Retailing                            $  1,140,267
--------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 0.1%
                                           Food Retail -- 0.1%
     646,754         4.75        BB-/Ba3   Albertsons LLC, Term B-2
                                           Loan, 3/21/19                              $    648,169
                                                                                      ------------
                                           Total Food & Staples Retailing             $    648,169
--------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 0.2%
                                           Agricultural Products -- 0.2%
     705,683         4.50           B/B1   Arysta Lifescience SPC LLC, Initial
                                           Term Loan (First Lien), 5/29/20            $    706,654
     523,688         3.25       BBB-/Ba2   Darling International, Inc., Term B
                                           USD Loan, 12/19/20                              523,851
                                                                                      ------------
                                                                                      $  1,230,505
                                                                                      ------------
                                           Total Food, Beverage & Tobacco             $  1,230,505
--------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL
                                           PRODUCTS -- 0.2%
                                           Household Products -- 0.1%
     157,665         4.50           B/B1   Polarpak, Inc., USD Term Loan
                                           (Canadian Borrower Portion), 6/7/20        $    157,402
      81,881         4.50           B/B1   Polarpak, Inc., USD Term Loan (U.S.
                                           Borrower Portion), 6/7/20                        81,744
                                                                                      ------------
                                                                                      $    239,146
--------------------------------------------------------------------------------------------------
                                           Personal Products -- 0.1%
     950,225         4.00           B/B2   Party City Holdings, Inc., 2014
                                           Replacement Term Loan, 7/27/19             $    941,673
                                                                                      ------------
                                           Total Household & Personal Products        $  1,180,819
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

88 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT &
                                           SERVICES -- 0.3%
                                           Health Care Equipment -- 0.0%+
     495,169         3.25       BBB-/Ba2   Hologic, Inc., Refinancing Tranche B
                                           Term Loan, 8/1/19                          $    492,900
--------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.1%
     496,250         2.23      BBB-/Baa3   Fresenius US Finance I, Inc., Tranche B
                                           Term Loan, 8/7/19                          $    496,560
     223,813         6.50          B+/B2   Gentiva Health Services, Inc., Initial
                                           Term B Loan, 10/10/19                           224,267
                                                                                      ------------
                                                                                      $    720,827
--------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 0.1%
      99,876         3.48         BB/Ba2   CHS, 2017 Term E Loan, 1/25/17             $     99,938
     266,202         4.25         BB/Ba2   CHS, 2021 Term D Loan, 1/27/21                  267,325
     297,744         6.75          B-/B2   Steward Health Care System LLC,
                                           Term Loan, 4/10/20                              295,883
                                                                                      ------------
                                                                                      $    663,146
--------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.1%
     552,218         4.25         NR/Ba3   US Renal Care, Inc., Tranche B-2
                                           Term Loan (First Lien), 7/3/19             $    552,736
                                                                                      ------------
                                           Total Health Care Equipment
                                           & Services                                 $  2,429,609
--------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY
                                           & LIFE SCIENCES -- 0.2%
                                           Pharmaceuticals -- 0.2%
     498,750         3.25        BB+/Ba1   Endo Luxembourg Finance I Company
                                           Sarl, Tranche B Term Loan (First
                                           Lien), 11/5/20                             $    496,919
     299,250         3.50        BB+/Ba2   Mallinckrodt International Finance
                                           SA, Initial Term B Loan, 3/6/21                 298,481
     643,534         4.00           B/B1   Par Pharmaceutical Companies, Inc.,
                                           Term B-2 Loan, 9/28/19                          640,920
                                                                                      ------------
                                                                                      $  1,436,320
                                                                                      ------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                            $  1,436,320
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.2%
                                           Other Diversified Financial
                                           Services -- 0.1%
     425,000         3.50       BBB-/Ba2   Delos Finance SARL, Tranche B Term
                                           Loan, 2/27/21                              $    423,725
     385,000         4.50        BBB-/B1   Fly Funding II Sarl, Term Loan, 8/9/18          387,406
     198,500         3.75         BB/Ba2   JBS USA LLC, Incremental Term
                                           Loan, 9/18/20                                   196,763
                                                                                      ------------
                                                                                      $  1,007,894
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 89

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
     398,000         5.75           B/B1   Hyperion Insurance Group, Ltd., Term
                                           Loan, 10/4/19                              $    397,502
     200,000         3.25         BB/Ba3   SBA Senior Finance II LLC, Incremental
                                           Tranche B-1 Term Loan, 3/31/21                  198,438
                                                                                      ------------
                                                                                      $    595,940
--------------------------------------------------------------------------------------------------
                                           Investment Banking &
                                           Brokerage -- 0.0%+
     146,644         3.25        BB-/Ba2   LPL Holdings, Inc., 2013 Incremental
                                           Tranche B Term Loan, 3/29/19               $    145,636
                                                                                      ------------
                                           Total Diversified Financials               $  1,749,470
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%+
                                           Mortgage REIT -- 0.0%+
     198,492         3.50        BB+/Ba3   Starwood Property Trust, Inc., Term
                                           Loan (First Lien), 4/17/20                 $    197,190
                                                                                      ------------
                                           Total Real Estate                          $    197,190
--------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.2%
                                           Internet Software & Services -- 0.1%
     340,000         3.75        BB+/Ba3   Vantiv LLC, Term B Loan, 6/12/21           $    339,788
--------------------------------------------------------------------------------------------------
                                           IT Consulting & Other
                                           Services -- 0.0%+
     155,698         3.91         BB/Ba3   SunGard Data Systems, Inc., Tranche C
                                           Term Loan, 2/28/17                         $    155,893
--------------------------------------------------------------------------------------------------
                                           Application Software -- 0.0%+
     261,457         3.50       BBB-/Ba2   Verint Systems, Inc., Tranche B-2
                                           Term Loan (First Lien), 9/6/19             $    261,196
--------------------------------------------------------------------------------------------------
                                           Home Entertainment Software -- 0.1%
     450,000         3.25       BBB/Baa3   Activision Blizzard, Inc., Term
                                           Loan, 7/26/20                              $    450,625
                                                                                      ------------
                                           Total Software & Services                  $  1,207,502
--------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE &
                                           EQUIPMENT -- 0.0%+
                                           Electronic Components -- 0.0%+
     248,125         3.25        BB/Baa2   Belden Finance 2013 LP, Initial Term
                                           Loan, 9/9/20                               $    248,125
                                                                                      ------------
                                           Total Technology Hardware
                                           & Equipment                                $    248,125
--------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS &
                                           SEMICONDUCTOR
                                           EQUIPMENT -- 0.0%+
                                           Semiconductors -- 0.0%+
     395,000         3.75       BBB-/Ba1   Avago Technologies Ltd., Tranche B
                                           Term Loan (First Lien), 4/16/21            $    395,141
                                                                                      ------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                    $    395,141
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

90 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount ($)     (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.3%
                                           Electric Utilities -- 0.3%
    1,101,525        4.75         B+/Ba3   Atlantic Power LP, Term Loan, 2/20/21      $  1,108,409
      671,618        2.74         BB/Ba3   Calpine Construction Finance Co. LP,
                                           Term B-2 Loan, 1/3/22                           662,593
                                                                                      ------------
                                                                                      $  1,771,002
--------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- 0.0%+
     195,970         3.75        BB+/Ba1   NSG Holdings LLC, New Term
                                           Loan, 12/11/19                             $    194,500
                                                                                      ------------
                                           Total Utilities                            $  1,965,502
--------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $33,207,482)                         $ 33,223,312
--------------------------------------------------------------------------------------------------
                                           TEMPORARY CASH
                                           INVESTMENTS -- 0.7%
                                           Certificate of Deposit -- 0.2%
     750,000                       NR/NR   Sumitomo Mitsui Banking, Ltd.,
                                           Certificate of Deposit, 0.22%,
                                           10/3/14                                    $    750,029
     750,000         0.00          NR/NR   Skandinaviska Enskilda Banken AB
                                           New York NY, Floating Rate Note,
                                           9/21/15                                         750,394
     350,000         0.40        AA-/Aa3   Svenska Handelsbanken New York
                                           NY, Floating Rate Note, 11/17/14                350,064
                                                                                      ------------
                                                                                      $  1,850,487
--------------------------------------------------------------------------------------------------
                                           Repurchase Agreement -- 0.5%
   3,500,000                               RBC Securities, Inc., 0.05%, dated
                                           8/29/14, repurchase price of
                                           $3,500,000 plus accrued interest
                                           on 9/2/14 collateralized by
                                           $3,570,000 Freddie Mac Giant,
                                           3.5%, 9/1/42                               $  3,500,000
--------------------------------------------------------------------------------------------------
                                           TOTAL TEMPORARY CASH INVESTMENTS
                                           (Cost $5,202,811)                          $  5,350,487
--------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN
                                           SECURITIES -- 100.7%
                                           (Cost $736,623,869) (a)                    $737,102,970
--------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- (0.7)%       $ (5,385,851)
--------------------------------------------------------------------------------------------------
                                           TOTAL NET ASSETS -- 100.0%                 $731,717,119
==================================================================================================

+   Amount rounds to less than 0.1%.

NR  Not rated by either S&P or Moody's.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 91

(Perpetual) Security with no stated maturity date.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2014, the value of these securities amounted to $190,872,648 or 26.1% of total net assets.

Strips      Separate trading of Registered interest and principal of securities.

REMICS      Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At August 31, 2014, the net unrealized depreciation on investments based on cost for federal income tax purposes of $737,907,881 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                  there is an excess of value over tax cost                             $ 4,084,733

               Aggregate gross unrealized depreciation for all investments in which
                  there is an excess of tax cost over value                              (4,889,644)
                                                                                        -----------
               Net unrealized depreciation                                              $  (804,911)
                                                                                        ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2014 were as follows:

--------------------------------------------------------------------------------
                                             Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                    $ 72,839,266           $ 99,807,229
Other Long-Term Securities                   $516,446,405           $146,149,665

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2014, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
                                     Level 1        Level 2        Level 3     Total
-------------------------------------------------------------------------------------------
Preferred Stocks                     $          --  $          --  $1,360,659  $  1,360,659
Asset Backed Securities                         --    120,714,380          --   120,714,380
Collateralized Mortgage Obligations             --    295,424,377          --   295,424,377
Corporate Bonds
Insurance
Reinsurance                                                    --   1,846,491     1,846,491
All Other Corporate Bonds                       --    225,004,373          --   225,004,373
U.S. Government Agency Obligations              --     48,475,449          --    48,475,449
Municipal Bonds                                 --      5,703,442          --     5,703,442
Senior Floating Rate Loan Interests             --     33,223,312          --    33,223,312
Certificate of Deposit                          --      1,850,487          --     1,850,487
Repurchase Agreements                           --      3,500,000          --     3,500,000
-------------------------------------------------------------------------------------------
Total                                $          --  $ 733,895,820  $3,207,150  $737,102,970
===========================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------
                                                     Preferred    Corporate
                                                     Stocks       Bonds        Total
-----------------------------------------------------------------------------------------
Balance as of 8/31/13                                $  413,767   $  263,900   $  677,667
Realized gain (loss)(1)                                      --       15,547       15,547
Change in unrealized appreciation (depreciation)(2)    (186,063)     233,218       47,155
Net Purchases                                         1,298,775    1,749,100    3,047,875
Net Sales                                              (165,820)    (415,274)    (581,094)
Transfers in and out of Level 3                              --           --           --
-----------------------------------------------------------------------------------------
Balance as of 8/31/14                                $1,360,659   $1,846,491   $3,207,150
=========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 8/31/14                                                          $ 47,155
                                                                                --------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 93

Statement of Assets and Liabilities | 8/31/14

ASSETS:
  Investment in securities (cost $736,623,869)                    $737,102,970
  Cash                                                               1,770,416
  Receivables --
     Investment securities sold                                        969,917
     Fund shares sold                                                4,759,583
     Interest                                                        2,130,086
     Due from Pioneer Investment Management, Inc.                          367
  Prepaid expenses                                                      48,592
--------------------------------------------------------------------------------
         Total assets                                             $746,781,931
================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                              $ 10,029,115
     Fund shares repurchased                                         4,465,917
     Dividends                                                         321,008
     Trustee fees                                                        3,800
  Due to affiliates                                                    129,034
  Accrued expenses                                                     115,938
--------------------------------------------------------------------------------
         Total liabilities                                        $ 15,064,812
================================================================================
NET ASSETS:
  Paid-in capital                                                 $741,707,791
  Distributions in excess of net investment income                     (71,340)
  Accumulated net realized loss on investments and foreign
     currency transactions                                         (10,398,059)
  Net unrealized appreciation on investments                           479,101
  Net unrealized depreciation on delayed draw loan commitments            (374)
--------------------------------------------------------------------------------
         Total net assets                                         $731,717,119
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $230,937,716/23,900,895 shares)               $       9.66
  Class B (based on $780,206/80,801 shares)                       $       9.66
  Class C (based on $93,354,834/9,678,206 shares)                 $       9.65
  Class C2 (based on $2,934,037/304,145 shares)                   $       9.65
  Class Y (based on $403,710,326/41,867,081 shares)               $       9.64
MAXIMUM OFFERING PRICE:
  Class A ($9.66 (divided by) 97.5%)                              $       9.91
================================================================================

The accompanying notes are an integral part of these financial statements.

94 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Statement of Operations

For the Year Ended 8/31/14

INVESTMENT INCOME:
  Interest                                                    $ 13,090,525
-----------------------------------------------------------------------------------------
         Total investment income                                             $ 13,090,525
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $  2,148,723
  Transfer agent fees and expenses
     Class A                                                        43,657
     Class B                                                         3,590
     Class C                                                        13,273
     Class C2                                                           96
     Class Y                                                         3,163
  Distribution fees
     Class A                                                       419,254
     Class B                                                        11,230
     Class C                                                       349,542
     Class C2                                                        8,006
  Shareholder communications expense                               453,727
  Administrative reimbursements                                    206,022
  Custodian fees                                                   118,218
  Registration fees                                                167,753
  Professional fees                                                 93,912
  Printing expense                                                  45,840
  Fees and expenses of nonaffiliated trustees                       21,811
  Pricing Fees                                                     177,929
  Miscellaneous                                                     37,588
-----------------------------------------------------------------------------------------
     Total expenses                                                          $  4,323,334
-----------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                    (2,043)
-----------------------------------------------------------------------------------------
     Net expenses                                                            $  4,321,291
-----------------------------------------------------------------------------------------
         Net investment income                                               $  8,769,234
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS - DELAYED DRAW LOAN COMMITMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
     Investments                                              $ (1,436,196)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies             674   $ (1,435,522)
-----------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
     Investments                                              $  2,525,089
     Delayed draw loan commitments                                    (374)
     Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies           1,535   $  2,526,250
-----------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                 $  1,090,728
-----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                      $  9,859,962
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 95

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended
                                                            8/31/14         8/31/13
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   8,769,234   $  6,053,413
Net realized loss on investments, class actions,
  futures contracts and foreign currency transactions          (1,435,522)      (132,363)
Change in net unrealized appreciation (depreciation)
  on investments, delayed draw loan commitments
  and foreign currency transactions                             2,526,250     (1,190,306)
----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $   9,859,962   $  4,730,744
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.15 and $0.23 per share, respectively)      $  (3,257,873)  $ (1,944,653)
     Class B ($0.05 and $0.14 per share, respectively)             (6,419)       (20,529)
     Class C ($0.13 and $0.16 per share, respectively)           (889,675)      (497,174)
     Class C2* ($0.13 and $0.01 per share, respectively)          (19,817)           (29)
     Class Y ($0.18 and $0.26 per share, respectively)         (6,003,722)    (4,319,285)
----------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (10,177,506)  $ (6,781,670)
========================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $ 666,915,157   $367,436,637
Reinvestment of distributions                                   6,947,459      3,364,702
Cost of shares repurchased                                   (428,882,397)   (96,077,090)
----------------------------------------------------------------------------------------
     Net increase in net assets resulting from
         Fund share transactions                            $ 244,980,219   $274,724,249
----------------------------------------------------------------------------------------
     Net increase in net assets                             $ 244,662,675   $272,673,323
NET ASSETS:
Beginning of year                                           $ 487,054,444   $214,381,121
----------------------------------------------------------------------------------------
End of year                                                 $ 731,717,119   $487,054,444
----------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                         $     (71,340)  $     15,510
========================================================================================

* Class C2 shares commenced operations on August 1, 2013.

The accompanying notes are an integral part of these financial statements.

96 Pioneer Short Term Income Fund | Annual Report | 8/31/14

----------------------------------------------------------------------------------------
                                '14 Shares    '14 Amount       '13 Shares   '13 Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                      21,183,666   $ 204,922,547    15,001,697   $145,544,235
Reinvestment of distributions       274,654       2,656,394       164,880      1,601,577
Less shares repurchased         (15,108,009)   (146,161,170)   (3,297,973)   (32,054,482)
----------------------------------------------------------------------------------------
      Net increase                6,350,311   $  61,417,771    11,868,604   $115,091,330
========================================================================================
Class B
Shares sold or exchanged             44,815   $     433,141        79,686   $    774,285
Reinvestment of distributions           661           6,388         2,078         20,189
Less shares repurchased            (104,615)     (1,011,109)     (116,310)    (1,131,897)
----------------------------------------------------------------------------------------
      Net decrease                  (59,139)  $    (571,580)      (34,546)  $   (337,423)
========================================================================================
Class C
Shares sold                       9,336,903   $  90,143,249     3,898,344   $ 37,731,520
Reinvestment of distributions        84,496         816,031        43,153        418,409
Less shares repurchased          (5,141,604)    (49,645,708)   (1,103,953)   (10,700,367)
----------------------------------------------------------------------------------------
      Net increase                4,279,795   $  41,313,572     2,837,544   $ 27,449,562
========================================================================================
Class C2*
Shares sold                         321,827   $   3,109,743         2,690   $     25,960
Reinvestment of distributions         1,065          10,283             1             14
Less shares repurchased             (21,438)       (207,027)           --             --
----------------------------------------------------------------------------------------
      Net increase                  301,454   $   2,912,999         2,691   $     25,974
========================================================================================
Class Y
Shares sold                      38,151,108   $ 368,306,477    18,944,925   $183,360,637
Reinvestment of distributions       358,144       3,458,363       136,685      1,324,513
Less shares repurchased         (24,015,756)   (231,857,383)   (5,380,101)   (52,190,344)
----------------------------------------------------------------------------------------
      Net increase               14,493,496   $ 139,907,457    13,701,509   $132,494,806
========================================================================================

* Class C2 shares were first publicly offered on August 2, 2013.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 97

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                               Year        Year       Year      Year       Year
                                                               Ended       Ended      Ended     Ended      Ended
                                                               8/31/14     8/31/13    8/31/12   8/31/11    8/31/10
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $    9.66   $   9.72   $  9.64   $   9.75   $   9.40
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                       $    0.13   $   0.21   $  0.28   $   0.23   $   0.31
   Net realized and unrealized gain (loss) on investments and
      foreign currency transactions                                 0.02      (0.04)     0.10      (0.07)      0.36
--------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                        $    0.15   $   0.17   $  0.38   $   0.16   $   0.67
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $   (0.15)  $  (0.23)  $ (0.30)  $  (0.27)  $  (0.32)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $      --   $  (0.06)  $  0.08   $  (0.11)  $   0.35
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $    9.66   $   9.66   $  9.72   $   9.64   $   9.75
====================================================================================================================
Total return*                                                       1.58%      1.71%     4.00%      1.69%      7.19%
Ratio of net expenses to average net assets                         0.79%      0.88%     0.90%      0.90%      0.90%
Ratio of net investment income to average net assets                1.34%      1.95%     2.94%      2.48%      2.78%
Portfolio turnover rate                                               41%        28%       43%        54%        42%
Net assets, end of period (in thousands)                       $ 230,938   $169,587   $55,212   $114,080   $130,524
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                   0.79%      0.98%     1.30%      0.99%      1.06%
   Net investment income                                            1.34%      1.85%     2.54%      2.39%      2.61%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

98 Pioneer Short Term Income Fund | Annual Report | 8/31/14

-------------------------------------------------------------------------------------------------------------
                                                             Year      Year      Year      Year      Year
                                                             Ended     Ended     Ended     Ended     Ended
                                                             8/31/14   8/31/13   8/31/12   8/31/11   8/31/10
-------------------------------------------------------------------------------------------------------------
Class B (a)
Net asset value, beginning of period                         $  9.65   $  9.71   $  9.63   $  9.75   $  9.39
-------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.02   $  0.12   $  0.20   $  0.14   $  0.22
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         0.04     (0.04)     0.09     (0.07)     0.37
-------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $  0.06   $  0.08   $  0.29   $  0.07   $  0.59
-------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.05)  $ (0.14)  $ (0.21)  $ (0.19)  $ (0.23)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.01   $ (0.06)  $  0.08   $ (0.12)  $  0.36
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.66   $  9.65   $  9.71   $  9.63   $  9.75
=============================================================================================================
Total return*                                                   0.65%     0.80%     3.08%     0.68%     6.35%
Ratio of net expenses to average net assets                     1.80%     1.80%     1.80%     1.80%     1.80%
Ratio of net investment income to average net assets            0.31%     1.33%     2.10%     1.64%     2.37%
Portfolio turnover rate                                           41%       28%       43%       54%       42%
Net assets, end of period (in thousands)                     $   780   $ 1,351   $ 1,695   $ 2,671   $ 4,822
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.98%     2.02%     1.99%     1.87%     1.88%
   Net investment income                                        0.13%     1.11%     1.90%     1.57%     2.29%
=============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares and shareowners may exchange their Class B shares for Class A shares of other Pioneer funds, as permitted by existing exchange privileges.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Short Term Income Fund | Annual Report | 8/31/14 99

--------------------------------------------------------------------------------------------------------------
                                                             Year       Year      Year      Year      Year
                                                             Ended      Ended     Ended     Ended     Ended
                                                             8/31/14    8/31/13   8/31/12   8/31/11   8/31/10
--------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.65   $  9.70   $  9.62   $  9.73   $  9.38
--------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $   0.11   $  0.15   $  0.20   $  0.16   $  0.23
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                          0.02     (0.04)     0.10     (0.07)     0.36
--------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $   0.13   $  0.11   $  0.30   $  0.09   $  0.59
--------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.13)  $ (0.16)  $ (0.22)  $ (0.20)  $ (0.24)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     --   $ (0.05)  $  0.08   $ (0.11)  $  0.35
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.65   $  9.65   $  9.70   $  9.62   $  9.73
==============================================================================================================
Total return*                                                    1.31%     1.09%     3.18%     0.93%     6.32%
Ratio of net expenses to average net assets                      1.06%     1.53%     1.71%     1.67%     1.70%
Ratio of net investment income to average net assets             1.07%     1.39%     2.08%     1.61%     2.27%
Portfolio turnover rate                                            41%       28%       43%       54%       42%
Net assets, end of period (in thousands)                     $ 93,355   $52,072   $24,830   $23,464   $20,507
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                1.06%     1.54%     1.71%     1.67%     1.70%
   Net investment income                                         1.07%     1.38%     2.08%     1.61%     2.27%
==============================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

100 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------
                                                      Year Ended   8/1/13
                                                      8/31/14      to 8/31/13
--------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                  $   9.65     $  9.65
--------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                               $   0.13     $  0.02
  Net realized and unrealized gain (loss) on
     investments and foreign currency transactions        0.00(a)    (0.01)
--------------------------------------------------------------------------------
Net increase from investment operations               $   0.13     $  0.01
--------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                               $  (0.13)    $ (0.01)
--------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $     --     $    --
--------------------------------------------------------------------------------
Net asset value, end of period                        $   9.65     $  9.65
================================================================================
Total return*                                             1.37%       0.15%
Ratio of net expenses to average net assets               1.05%       1.01%**
Ratio of net investment income to average net assets      1.13%       2.07%**
Portfolio turnover rate                                     41%         28%**
Net assets, end of period (in thousands)              $  2,934     $    26
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Total expenses                                          1.05%       1.01%**
  Net investment income                                   1.13%       2.07%**
================================================================================

(a) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 101

-------------------------------------------------------------------------------------------------------------------
                                                             Year        Year       Year       Year       Year
                                                             Ended       Ended      Ended      Ended      Ended
                                                             8/31/14     8/31/13    8/31/12    8/31/11    8/31/10
-------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $    9.64   $   9.70   $   9.63   $   9.74   $   9.38
-------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $    0.16   $   0.24   $   0.31   $   0.27   $   0.34
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                           0.02      (0.04)      0.09      (0.07)      0.37
-------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                      $    0.18   $   0.20   $   0.40   $   0.20   $   0.71
-------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $   (0.18)  $  (0.26)  $  (0.33)  $  (0.31)  $  (0.35)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $      --   $  (0.06)  $   0.07   $  (0.11)  $   0.36
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    9.64   $   9.64   $   9.70   $   9.63   $   9.74
===================================================================================================================
Total return*                                                     1.84%      2.03%      4.24%      2.06%      7.64%
Ratio of net expenses to average net assets                       0.57%      0.59%      0.61%      0.54%      0.57%
Ratio of net investment income to average net assets              1.57%      2.34%      3.18%      2.78%      3.52%
Portfolio turnover rate                                             41%        28%        43%        54%        42%
Net assets, end of period (in thousands)                     $ 403,710   $264,018   $132,645   $119,377   $115,153
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                 0.57%      0.59%      0.61%      0.54%      0.57%
   Net investment income                                          1.57%      2.34%      3.18%      2.78%      3.52%
===================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

102 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Notes to Financial Statements | 8/31/14

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class C2 and Class Y shares. Class C2 shares were first publicly offered on August 2, 2013. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 103

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

104 Pioneer Short Term Income Fund | Annual Report | 8/31/14 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At August 31, 2014, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 105

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2014, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2014, the Fund reclassified $975,752 to decrease paid-in capital, $1,321,422 to decrease distributions in excess of net investment income, and $345,670 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    At August 31, 2014, the Fund was permitted to carry forward indefinitely $1,108,068 of short-term losses and $2,644,964 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2014, the Fund had a net capital loss carryforward of $5,805,388 of which the following amounts will expire between 2015 and 2019 if not utilized: $2,520,831 in 2015, $667,204 in 2016,
    $566,527 in 2017, $1,062,928 in 2018 and $987,898 in 2019. Included in this amount is $667,204 of capital losses which resulted from the reorganization with Regions Morgan Keegan Select Limited Maturity Fixed Income Fund on May 15, 2009 and may be subject to limitations imposed by the Internal Revenue Code. Since new losses are required to be utilized prior to losses incurred in pre-enactment tax years, pre-enactment capital loss carryforwards may be more likely to expire unused.

106 Pioneer Short Term Income Fund | Annual Report | 8/31/14

    The tax character of distributions paid during the fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

    ----------------------------------------------------------------------------
                                                       2014                 2013
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                             $10,177,506           $6,781,670
    ----------------------------------------------------------------------------
         Total                                  $10,177,506           $6,781,670
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2014:

    ----------------------------------------------------------------------------
                                                                          2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $    694,041
    Capital loss carryforward                                       (9,558,420)
    Current year dividend payable                                     (321,008)
    Unrealized depreciation                                           (805,285)
    ----------------------------------------------------------------------------
         Total                                                    $ (9,990,672)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $29,198 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2014.

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class C2 shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 107

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C, Class C2 and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to July 1, 2013, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets. For the year ended August 31, 2014, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.80%, 1.15% and 1.15% of the average daily net assets attributable to Class A, Class B, Class C, and Class C2 shares, respectively. Fees waived and expenses reimbursed during the

108 Pioneer Short Term Income Fund | Annual Report | 8/31/14 year ended August 31, 2014 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2015 for Class A, Class B, Class C, and Class C2 shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,806 in management fees, administrative costs and certain other reimbursements payable to PIM at August 31, 2014.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended August 31, 2014 such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $170,650
Class B                                                                    1,955
Class C                                                                   33,107
Class C2                                                                     715
Class Y                                                                  247,300
--------------------------------------------------------------------------------
  Total                                                                 $453,727
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $83,814 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at August 31, 2014.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B. The fee for Class B shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Further pursuant to the

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 109

Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,414 in distribution fees payable to PFD at August 31, 2014.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class C shares purchased on or after July 1, 2013. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended August 31, 2014, CDSCs in the amount of $136,304 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended August 31, 2014, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At August 31, 2014, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. There were no forward foreign currency contracts open at or during the year ended August 31, 2014.

7. Line of Credit

Facility The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the

110 Pioneer Short Term Income Fund | Annual Report | 8/31/14 limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 12, 2014 was in the amount of $215 million. As of February 12, 2014, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% (0.85% as of February 12,
2014) on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2014, the Fund had no borrowings under the credit facility.

8. Unfunded and Delayed Draw Loan Commitments

As of August 31, 2014, the Fund had no outstanding unfunded loan commitments. The Fund had the following delayed draw commitments outstanding as of August 31, 2014:

--------------------------------------------------------------------------------
                                                                  Net Unrealized
                             Principal                            Appreciation
Loan                         Amount       Cost         Value      (Depreciation)
--------------------------------------------------------------------------------
WR Grace & Co.-Conn,
 Delayed Draw Term Loan      $ 72,296     $ 72,129     $ 72,168   $   39
Allied Security Holdings
 LLC, Delayed Draw
 Term Loan                    511,570      509,186      508,773   $ (413)
--------------------------------------------------------------------------------
   Total                     $583,866     $581,315     $580,941   $ (374)
--------------------------------------------------------------------------------

9. Upcoming Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Pioneer funds will be converted to Class A shares. Shareholders may continue to hold their Class B shares until the Conversion Date. Prior to the Conversion Date, redemptions of Class B shares are subject to any applicable contingent deferred sales charges (CDSC's). Class A shares acquired through The conversion will not be subject to CDSCs, nor will any sales charges be assessed in connection with the conversion. After the Conversion Date, subsequent purchases of Class A shares will be subject to sales charges as described in the Fund's prospectus.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 111

10. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending August 31, 2014. Deloitte & Touche LLP replaces Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended August 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending August 31, 2013 and August 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

112 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Pioneer Short Term Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Short Term Income Fund (the Fund), including the schedule of investments, as of August 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets of the Fund for the year ended August 31, 2013, and the financial highlights for the years ended August 31, 2013, 2012, 2011 and 2010 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated October 28, 2013.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Short Term Income Fund as of August 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
October 29, 2014

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 113

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 79.83%.

114 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 53 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 115

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.    Private investor (2004-2008 and       Director, Broadridge Financial
Chairman of the Board        Serves until a         2013-present); Chairman (2008 -       Solutions, Inc. (investor
and Trustee                  successor trustee is   2013) and Chief Executive Officer     communications and securities
                             elected or earlier     (2008 - 2012), Quadriserv, Inc.       processing provider for financial
                             retirement or removal. (technology products for securities   services industry) (2009 - present);
                                                    lending industry); and Senior         Director, Quadriserv, Inc. (2005 -
                                                    Executive Vice President, The Bank    2013); and Commissioner, New Jersey
                                                    of New York (financial and            State Civil Service Commission (2011
                                                    securities services) (1986 - 2004)    - present)
--------------------------------------------------------------------------------------------------------------------------------
David R. Bock (70)           Trustee since 2005.    Managing Partner, Federal City        Director of Enterprise Community
Trustee                      Serves until a         Capital Advisors (corporate advisory  Investment, Inc. (privately held
                             successor trustee is   services company) (1997 - 2004 and    affordable housing finance company)
                             elected or earlier     2008 - present); Interim Chief        (1985 - 2010); Director of Oxford
                             retirement or removal. Executive Officer, Oxford Analytica,  Analytica, Inc. 2008 - present);
                                                    Inc. (privately held research and     Director of The Swiss (Helvetia Fund,
                                                    consulting company) (2010);           Inc. (closed-end fund) (2010 -
                                                    Executive Vice President and Chief    present); and Director of New York
                                                    Financial Officer, I-trax, Inc.       Mortgage Trust (publicly traded
                                                    (publicly traded health care          mortgage REIT) (2004 - 2009, 2012 -
                                                    services company) (2004 - 2007); and  present)
                                                    Executive Vice President and Chief
                                                    Financial Officer, Pedestal Inc.
                                                    (internet-based mortgage trading
                                                    company) (2000 - 2002)
--------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (70)    Trustee since 2008.    William Joseph Maier Professor of     Trustee, Mellon Institutional Funds
Trustee                      Serves until a         Political Economy, Harvard            Investment Trust and Mellon
                             successor trustee is   University (1972 - present)           Institutional Funds Master Portfolio
                             elected or earlier                                           (oversaw 17 portfolios in fund
                             retirement or removal.                                       complex) (1989-2008)
--------------------------------------------------------------------------------------------------------------------------------

116 Pioneer Short Term Income Fund | Annual Report | 8/31/14

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                  Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (67)    Trustee since 2004.    Founding Director, Vice President     None
Trustee                      Serves until a         and Corporate Secretary, The
                             successor trustee is   Winthrop Group, Inc. (consulting
                             elected or earlier     firm) (1982 - present); Desautels
                             retirement or removal. Faculty of Management, McGill
                                                    University (1999 - present); and
                                                    Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC,
                                                    Xerox's advance research center
                                                    (1990-1994)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (66)     Trustee since 2004.    President and Chief Executive         Director of New America High Income
Trustee                      Serves until a         Officer, Newbury, Piret & Company,    Fund, Inc. (closed-end investment
                             successor trustee is   Inc. (investment banking firm) (1981  company) (2004 - present); and
                             elected or earlier     - present)                            member, Board of Governors,
                             retirement or removal.                                       Investment Company Institute (2000 -
                                                                                          2006)
--------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 117

Interested Trustees

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                          Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                 Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (56)*      Trustee since 2014.    Director and Executive Vice President (since 2008)   None
Trustee                      Serves until a         and Chief Investment Officer, U.S. (since 2010), of
                             successor trustee is   PIM-USA; Executive Vice President of Pioneer (since
                             elected or earlier     2008); Executive Vice President of Pioneer
                             retirement or          Institutional Asset Management, Inc. (since 2009);
                             removal.               Portfolio Manager of Pioneer (since 1999)
--------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

118 Pioneer Short Term Income Fund | Annual Report | 8/31/14

Fund Officers

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (52)           Since 2014. Serves at  Chair, Director, CEO and President of Pioneer         None
President and                the discretion of the  Investment Management USA (since September 2014);
Chief Executive Officer      Board.                 Chair, Director, CEO and President of Pioneer
                                                    Investment Management, Inc. (since September 2014);
                                                    Chair, Director, CEO and President of Pioneer Funds
                                                    Distributor, Inc. (since September 2014); Chair,
                                                    Director, CEO and President of Pioneer Institutional
                                                    Asset Management, Inc. (since September 2014); and
                                                    Chair, Director, and CEO of Pioneer Investment
                                                    Management Shareholder Services, Inc. (since
                                                    September 2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International, Eaton
                                                    Vance Management (2005 - 2010)
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (49)   Since 2004. Serves at  Vice President and Associate General Counsel of       None
Secretary and Chief          the discretion of the  Pioneer since January 2008; Secretary and Chief
Legal Officer                Board.                 Legal Officer of all of the Pioneer Funds since June
                                                    2010; Assistant Secretary of all of the Pioneer
                                                    Funds from September 2003 to May 2010; and Vice
                                                    President and Senior Counsel of Pioneer from July
                                                    2002 to December 2007
--------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (53)       Since 2010. Serves at  Fund Governance Director of Pioneer since December    None
Assistant Secretary          the discretion of the  2006 and Assistant Secretary of all the Pioneer
                             Board.                 Funds since June 2010; Manager - Fund Governance of
                                                    Pioneer from December 2003 to November 2006; and
                                                    Senior Paralegal of Pioneer from January 2000 to
                                                    November 2003
--------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (51)            Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and          None
Assistant Secretary          the discretion of the  Assistant Secretary of all the Pioneer Funds since
                             Board.                 June 2010; Counsel of Pioneer from June 2007 to May
                                                    2013
--------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (54)         Since 2008. Serves at  Vice President - Fund Treasury of Pioneer; Treasurer  None
Treasurer and Chief          the discretion of the  of all of the Pioneer Funds since March 2008; Deputy
Financial and Accounting     Board.                 Treasurer of Pioneer from March 2004 to February
Officer of the Fund                                 2008; and Assistant Treasurer of all of the Pioneer
                                                    Funds from March 2004 to February 2008
--------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 119

--------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                           Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                                  Held by Officer
--------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (49)        Since 2004. Serves at  Director - Fund Treasury of Pioneer; and Assistant    None
Assistant Treasurer          the discretion of the  Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (56)           Since 2004. Serves at  Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer          the discretion of the  and Assistant Treasurer of all of the Pioneer Funds
                             Board.
--------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (34)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Pioneer since November 2008; Assistant Treasurer of
                             Board.                 all of the Pioneer Funds since January 2009; and
                                                    Client Service Manager - Institutional Investor
                                                    Services at State Street Bank from March 2003 to
                                                    March 2007
--------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)         Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer     the discretion of the  Pioneer Funds since March 2010; Director of Adviser
                             Board.                 and Portfolio Compliance at Pioneer since October
                                                    2005; and Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
--------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (43)         Since 2006. Serves at  Director - Transfer Agency Compliance of Pioneer and  None
Anti-Money Laundering        the discretion of the  Anti-Money Laundering Officer of all the Pioneer
Officer                      Board.                 funds since 2006
--------------------------------------------------------------------------------------------------------------------------------

120 Pioneer Short Term Income Fund | Annual Report | 8/31/14

                           This page for your notes.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 121

                           This page for your notes.

122 Pioneer Short Term Income Fund | Annual Report | 8/31/14

                           This page for your notes.

                    Pioneer Short Term Income Fund | Annual Report | 8/31/14 123

                           This page for your notes.

124 Pioneer Short Term Income Fund | Annual Report | 8/31/14

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19427-08-1014

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit services provided to the Fund were totaled approximately $40,329 payable to Deloitte & Touche
LLP for the year ended August 31, 2014 and $35,463 were paid to the former auditor, Ernst & Young LLP for the year ended August 31, 2013.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended August 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended
Augusr 31, 2013.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Fees for tax compliance services, primarily for tax returns, totaled approximately $7,100 payable to Deloitte & Touche LLP for the year ended August 31,
2014 and $8,131 were paid to the former auditor, Ernst
& Young LLP for the year ended August 31, 2013.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit related fees and other fees for the Fund payable to Deloitte & Touche LLP for the year ended August 31, 2014 and no audit related fees and other fees were paid to the former auditor, Ernst & Young LLP for the year ended
Augusr 31, 2013.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended August 31, 2014 and 2013, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,100 payable to Deloitte & Touche LLP for the year ended
August 31, 2014 and $8,131 were paid to the former auditor, Ernst & Young LLP for the year ended August
31, 2013.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date October 31, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President and Chief Executive Officer

Date October 31, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 31, 2014

* Print the name and title of each signing officer under his or her signature.